EXHIBIT 4.22


                                                                  EXECUTION COPY


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                            RENTAL CAR FINANCE CORP.,

                                    as Issuer


                                       and


                             BANKERS TRUST COMPANY,

                                   as Trustee

                             ----------------------


                            SERIES 1999-1 SUPPLEMENT

                           dated as of April 29, 1999

                                       to

                                 BASE INDENTURE

                         dated as of December 13, 1995,

                                  as amended by

                          AMENDMENT TO BASE INDENTURE,

                          dated as of December 23, 1997


                          Rental Car Asset Backed Notes



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



                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE 1

                                   DESIGNATION

Section 1.1  Designation   ....................................................1

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

Section 2.1  Definitions and Construction......................................2

                                    ARTICLE 3

                     GRANT OF RIGHTS UNDER THE MASTER LEASE

Section 3.1  Grant of Security Interest.......................................41

                                    ARTICLE 4

                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.6  Establishment of Group I Collection Account, Series
                           1999-1 Collection Account, Series 1999-1 Excess Funding Account and Series 1999-1 Accrued Interest
                           Account............................................44
Section 4.7  Allocations with Respect to the Series 1999-1
                            Notes.............................................45
Section 4.8  Monthly Payments.................................................57
Section 4.9  Payment of Note Interest.........................................63
Section 4.10  Payment of Note Principal.......................................68
Section 4.11  Retained Distribution Account...................................83
Section 4.12  Class A Distribution Account....................................83
Section 4.13  Class B Distribution Account....................................84
Section 4.14  Class B Notes Subordinate to Class A Notes......................86
Section 4.15  Class C Distribution Account....................................86
Section 4.16  Class C Notes Subordinate to Class A Notes and
                           Class B Notes......................................87
Section 4.17  The Servicer's Failure to Instruct the Trustee to
                           Make a Deposit or Payment..........................88
Section 4.18  Lease Payment Deficit Draw on Series 1999-1 Letter
                           of Credit..........................................88
Section 4.19  Claim Under the Demand Note.....................................89
Section 4.20  Series 1999-1 Letter of Credit Termination
                           Demand.............................................90
Section 4.21  The Series 1999-1 Cash Collateral Account.......................92
Section 4.22  Class D Distribution Account....................................94
Section 4.23  Class D Notes Subordinate to Class A Notes, Class B
                           Notes and Class C Notes............................96

                                                      -i-

Section 4.24  Application of Cash Liquidity Amount; Restrictions
                           on Amounts Drawn Under Series 1999-1 Letter of
                           Credit.............................................96
Section 4.25 Deficiencies in Payments.........................................98

                                    ARTICLE 5

                               AMORTIZATION EVENTS

Section 5.1  Series 1999-1 Amortization Events................................98
Section 5.2  Waiver of Past Events...........................................100

                                    ARTICLE 6

                                    COVENANTS

Section 6.1  Minimum Subordinated Amount.....................................100
Section 6.2  Minimum Letter of Credit Amount.................................100
Section 6.3  Limitations on Leasing of Certain Vehicles......................100

                                    ARTICLE 7

                           FORM OF SERIES 1999-1 NOTES

Section 7.1  Class A Notes ..................................................101
Section 7.2  Class B Notes ..................................................102
Section 7.3  Class C Notes ..................................................102
Section 7.4  Class D Notes ..................................................103
Section 7.5  Issuances of Additional Notes...................................104

                                    ARTICLE 8

                                     GENERAL

Section 8.1  Repurchase of Notes.............................................105
Section 8.2  Payment of Rating Agencies' Fees................................106
Section 8.3  Exhibits      ..................................................106
Section 8.4  Ratification of Base Indenture..................................107
Section 8.5  Counterparts  ..................................................107
Section 8.6  Governing Law ..................................................107
Section 8.7  Amendments    ..................................................107


                                                      -ii-

Schedule 1 -                 Maximum Manufacturer Percentages

Exhibit A-1 -                Form of Restricted Global Class A Note
Exhibit A-2 -                Form of Temporary Global Class A Note
Exhibit A-3 -                Form of Permanent Global Class A Note
Exhibit B-1 -                Form of Restricted Global Class B Note
Exhibit B-2 -                Form of Temporary Global Class B Note
Exhibit B-3 -                Form of Permanent Global Class B Note
Exhibit C-1 -                Form of Restricted Global Class C Note
Exhibit C-2 -                Form of Temporary Global Class C Note
Exhibit C-3 -                Form of Permanent Global Class C Note
Exhibit D-1 -                Form of Restricted Global Class D Note
Exhibit D-2 -                Form of Temporary Global Class D Note
Exhibit D-3 -                Form of Permanent Global Class D Note
Exhibit E                    Form of Demand Note
Exhibit F                    Form of Notice of Series 1999-1 Lease Payment
                             Losses

                                                      -iii-

         THIS SERIES 1999-1 SUPPLEMENT, dated as of April 29, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and of the Base Indenture referred to below, this "Supplement") between RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation ("RCFC" or the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), to the Base Indenture, dated as of December 13, 1995, between RCFC and the Trustee, as amended by Amendment to Base Indenture, dated as of December 23, 1997, between RCFC and the Trustee (as amended by such amendment and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").


                              W I T N E S S E T H:

                  WHEREAS, Sections 2.2, 2.3, 11.1 and 11.3 of the Base Indenture provide, among other things, that RCFC and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

                  NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DESIGNATION

                  Section 1.1  Designation.

                  (a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Rental Car Asset Backed Notes, Series 1999-1. The Rental Car Asset Backed Notes, Series 1999-1, shall be issued in four classes: the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes. The Class A Rental Car Asset Backed Notes are designated herein as the "Class A Notes", the Class B Rental Car Asset Backed Notes are designated herein as the "Class B Notes", the Class C Rental Car Asset Backed Notes are designated herein as the "Class C Notes", and the Class D Rental Car Asset Backed Notes are designated herein as the "Class D Notes". The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes are referred to collectively as the "Series 1999-1 Notes".

                                                      -0-

                  (b) The Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and the Class C Notes as set forth herein. The Class C Notes are subordinated in right of payment to the Class A Notes and Class B Notes as set forth herein. The Class B Notes are subordinated in right of payment to the Class A Notes as set forth herein.

                  (c) The net proceeds from the sale of the Series 1999-1 Notes shall be deposited into the Group I Collection Account, and shall be used (i) on and after the Series 1999-1 Closing Date, to finance the acquisition by Thrifty and Dollar of Financed Vehicles or to refinance the same, and (ii) on and after the Series 1999-1 Closing Date, to acquire Acquired Vehicles from certain Eligible Manufacturers, auctions or otherwise or to refinance the same, including through repaying all or a portion of an existing and outstanding series of notes issued under the Base Indenture.

                  (d) The Series 1999-1 Notes are a Segregated Series of Notes (as more fully described in the Base Indenture) and are hereby designated as a "Group I Series of Notes". On December 23, 1997, RCFC and the Trustee also entered into a supplement (the "Series 1997-1 Supplement") to the Base Indenture pursuant to which RCFC issued a Segregated Series of Notes (the "Series 1997-1 Notes") designated as a "Group I Series of Notes". The Issuer may from time to time issue additional Segregated Series of Notes that the related Series Supplements will indicate are entitled to share, together with the Series 1997-1 Notes and the Series 1999-1 Notes, in the Group I Collateral and other Collateral and Master Collateral designated as security for the Series 1997-1 Notes and the Series 1999-1 Notes under the Series 1997-1 Supplement and this Supplement and the Master Collateral Agency Agreement (the Series 1997-1 Notes, the Series 1999-1 Notes and any such additional Segregated Series, each, a "Group I Series of Notes" and, collectively, the "Group I Series of Notes"). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Group I Series of Notes.


                                    ARTICLE 2



                  Section 2.1  Definitions and Construction.

                  (a) All capitalized terms not otherwise defined in this Supplement are defined in the Definitions List attached to the Base Indenture as
Schedule 1 thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Base Indenture, the

"Definitions List"). All capitalized terms defined in this Supplement that are also defined in the Definitions List to the Base Indenture shall, unless the context otherwise requires, have the meanings set forth in this Supplement. All references to "Articles", "Sections" or "Subsections" herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-1 Notes and not to any other Series of Notes issued by RCFC. In addition, with respect to the Series 1999-1 Notes, references in the Base Indenture to (i) the "Lease" shall be deemed to refer to the Master Lease, (ii) "Thrifty Finance" shall be deemed to refer to RCFC, (iii) "Lessee" shall be deemed to refer to any or all of the Lessees under the Master Lease, as the context requires, (iv) "Servicer" shall be deemed to refer to the Master Servicer, and (v) when the terms "Lease," "Thrifty Finance," "Lessee" or "Servicer" are imbedded in a defined term within the Base Indenture, they shall be deemed to refer to the corresponding concept ascribed in clauses (i) through (iv), as applicable, except in each case as otherwise specified in this Supplement or as the context may otherwise require.

                  (b) The following words and phrases shall have the following meanings with respect to the Series 1999-1 Notes, and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Accrued Amounts" means, with respect to any Group I Series of Notes (or any class of such Series of Notes (or portion thereof)), on any date of determination, the sum of (i) accrued and unpaid interest on the Notes of such Series (or the applicable class thereof) as of such date, (ii) the portion of the accrued and unpaid Monthly Servicing Fee (and any Supplemental Monthly Servicing Fee) allocated to such Series of Notes (or the applicable class thereof) on such date pursuant to any Leases (which with respect to the Series 1999-1 Notes is pursuant to Section 26.1 of the Master Lease), and (iii) the product of (A) all other accrued and unpaid fees and expenses of RCFC on such date, times (B) the Invested Percentage of the applicable Group I Series of Notes on such date.

                  "Accumulated Principal Draw Amount" means, with respect to draws made under the Series 1999-1 Letter of Credit during any Insolvency Period, the total amount with respect to such draws allocated to the Series 1999-1 Noteholders pursuant to Sections 4.10(a)(iii), (b)(iii), (c)(iii) and
(d)(iii) during such Insolvency Period.

                  "Acquired Vehicles" means any Eligible Vehicles acquired by RCFC and leased by RCFC to any of the Lessees under Annex A of the Master Lease.

                  "Additional Depreciation Charge" means, with respect to each Non-Program Vehicle leased under the Master Lease as of the last day of the Related Month, an amount (which may be zero) allocated to such Non-Program Vehicle by the Master Servicer such that the sum of such amounts with respect to all Non-Program Vehicles shall be equal to the amount, if any, by which (i) the aggregate Net Book Value of all such Non-Program Vehicles exceeds (ii) the three
(3) month rolling average of the aggregate Market Value of such Non-Program Vehicles determined as of such day and the first day of each of the two (2) calendar months preceding such day.

                  "Additional Lessee" has the meaning specified in
Section 28 of the Master Lease.

                  "Additional Notes" means additional Series 1999-1 Notes issued pursuant to Section 7.5 of this Supplement.

                  "Additional Overcollateralization Amount" means, as of any date of determination, an amount equal to (a) the Overcollateralization Portion on such date divided by the Series 1999-1 Enhancement Factor as of such date minus (b) the Overcollateralization Portion as of such date.

                  "Aggregate Asset Amount" means, with respect to the Series 1999-1 Notes, on any date of determination, without duplication, the sum of (i) the Net Book Value of all Group I Vehicles with respect to which the applicable Vehicle Lease Expiration Date has not occurred, plus (ii) all amounts receivable, as of such date, by RCFC, Thrifty or Dollar, as applicable, from Eligible Manufacturers under and in accordance with their respective Eligible Vehicle Disposition Programs, or from Eligible Manufacturers as incentive payments, allowances, premiums, supplemental payments or otherwise, in each case with respect to Group I Vehicles at any time owned, financed or refinanced by RCFC or with respect to amounts otherwise transferred to RCFC and pledged to the Master Collateral Agent, plus (iii) all amounts (other than amounts specified in clause (ii) above) receivable, as of such date, by RCFC, Thrifty or Dollar, as applicable, from any Person in connection with the Auction, sale or other disposition of Eligible Vehicles that are Group I Vehicles, plus (iv) all accrued and unpaid Monthly Base Rent and Monthly Supplemental Payments (other than amounts specified in clauses (ii) and (iii) above) payable in respect of the Group I Vehicles, plus (v) cash and Permitted Investments on deposit in the Group I Collection Account allocable to the Group I Series of Notes to the extent such cash and Permitted Investments constitute Group I Collateral and cash and Permitted

Investments in the Master Collateral Account constituting Group I
Master Collateral.

                  "Aggregate Invested Amount" means the sum of the Invested Amounts with respect to all Group I Series of Notes then outstanding.

                  "Annual Certificate" is defined in Section 24.4(g) of the Master Lease.

                  "Asset   Amount   Deficiency"   means,   as  of  any  date  of
determination, the amount, if any, by which the Required Asset Amount exceeds the Aggregate Asset Amount, as of such date of determination.

                  "Assignment Agreement" means a Vehicle Disposition Program Assignment Agreement, in the form attached as Exhibit F to the Master Collateral Agency Agreement, or in such other form as is acceptable to each Rating Agency, between a Lessee and/or RCFC as the case may be, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by the applicable Manufacturer, pursuant to which such Lessee and/or RCFC, as the case may be, assigns as collateral to the Master Collateral Agent all of such Lessee's and/or RCFC's, as the case may be, right, title and interest in, to and under a Vehicle Disposition Program.

                  "Auction Procedures" means, with respect to any Program Vehicle, the terms governing the disposition of such Program Vehicles under the applicable Vehicle Disposition Program.

                  "Authorized Officer" means (a) as to RCFC, any of its President, any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary and (b) as to DTAG (including in its capacity as the Master Servicer), Thrifty (including in its capacities as a Lessee and as a Servicer), Dollar (including in its capacities as a Lessee and a Servicer), any Additional Lessee or additional Servicer, those officers, employees and agents of DTAG, Thrifty, Dollar, such other Lessee or such other Servicer, as the case may be, in each case whose signatures and incumbency shall have been certified as the authentic signatures of duly qualified and elected persons authorized to act on behalf of such entities.

                  "Availability Payment" is defined in Section 5.2 of the Master Lease.

                  "Bankruptcy Code" has the meaning set forth in Section 2.1(c) of this Supplement.

                  "Base Indenture" has the meaning set forth in the preamble hereto.

                  "Board of Directors" means the Board of Directors of DTAG, RCFC, Thrifty or Dollar, as applicable, or any authorized committee of the Board of Directors.

                  "Carrying   Charges"   means,  as  of  any  day,  (i)  without
duplication, the aggregate of all Trustee fees, servicing fees (other than supplemental servicing fees) and other fees and expenses and indemnity amounts, if any, payable by the Issuer, the Master Servicer or any Servicer under the Indenture or the other Related Documents which have accrued with respect to the Series 1999-1 Notes during the Related Month, plus (ii) without duplication, all amounts payable by the Lessees (in case of a Lease Event of Default) which have accrued during the Related Month.

                  "Carryover Controlled Amortization Amount" (as such term is used in Section 24.4(b) of the Master Lease) means each of the Class A Carryover Controlled Amortization Amount, the Class B Carryover Controlled Amortization Amount, the Class C Carryover Controlled Amortization Amount and the Class D Carryover Controlled Amortization Amount.

                  "Cash Liquidity Amount" means, at any time, the excess, if any, of the Liquidity Amount at such time over the Series 1999-1 Letter of Credit Amount at such time; provided that after the occurrence and during the continuance of any Insolvency Period, the Cash Liquidity Amount shall be $0.

                  "Cash Liquidity Amount Deficiency" means, with respect to any Series 1999-1 Deposit Date, the difference between the Cash Liquidity Amount on such date and (i) if the Series 1999-1 Cash Liquidity Account has been established pursuant to Section 4.24(d), the amount then on deposit in the Series 1999-1 Cash Liquidity Account, or (ii) if the Series 1999-1 Cash Liquidity Account has not been established, $0.

                  "Casualty" means, with respect to any Vehicle, that (i) such Vehicle is lost, stolen (and not recovered within 60 days of being reported stolen), destroyed, damaged, seized or otherwise rendered permanently unfit or unavailable for use, (including Vehicles that are rejected pursuant to Section
2.2 of the Master Lease), or (ii) such Vehicle is not accepted for Auction or repurchase by the Manufacturer in accordance with the related Vehicle Disposition Program for any reason within thirty (30) days of initial submission and is not designated a Non-Program Vehicle pursuant to Section 14 of the Master Lease (other than, in the case of clause (ii) above, the applicable Manufacturer's willful refusal or inability to comply with its obligations under its Vehicle Disposition Program).

                  "Certificate of Credit Demand" means a certificate in the form of Annex A to the Series 1999-1 Letter of Credit.

                  "Certificate of Termination Demand" means a certificate in the form of Annex B to the Series 1999-1 Letter of Credit.

                  "Class A Carryover Controlled Amortization Amount" means, with respect to the Class A Notes for any Related Month during the Class A Controlled Amortization Period, (i) the excess, if any, of the Class A Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A Notes pursuant to Section 4.10(a) of this Supplement, plus (ii) the unpaid amount, if any, of the Class A Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A Controlled Amortization Period, the Class A Carryover Controlled Amortization Amount shall be zero.

                  "Class A Controlled Amortization Amount" means an amount equal to $14,583,333.33.

                  "Class A Controlled Amortization Period" means the period commencing on August 31, 2003 (or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class A Notes are fully paid, (iii) the Series 1999-1 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

                  "Class A Controlled Distribution Amount" means, with respect to any Related Month during the Class A Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any Class A Carryover Controlled Amortization Amount for such Related Month.

                  "Class A Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of this Supplement.

                  "Class A Deficiency Amount" has the meaning specified in Section 4.8(a) of this Supplement.

                  "Class A Distribution Account" has the meaning specified in Section 4.12(a) of this Supplement.

                  "Class A Distribution Account Collateral" has the meaning specified in Section 4.12(d) of this Supplement.

                  "Class A Enhancement Amount" means the sum of (a) the Class D Invested Amount, plus (b) the Class C Invested Amount plus (c) the Class B Invested Amount plus (d) the Series 1999-1 Available Subordinated Amount, plus
(e) the Series 1999-1 Letter
of Credit Amount.

                  "Class A Expected Final Payment Date" means the
September 2004 Payment Date.

                  "Class A Initial Invested Amount" means the aggregate original principal amount of Class A Notes, which is $175,000,000.

                  "Class A Interest Amount" has the meaning specified in Section 4.8(a) of this Supplement.

                  "Class A Invested Amount" means, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the initial principal amount of any Additional Notes issued as Class A Notes, minus (c) the amount of principal payments made to Class A Noteholders on or prior to such date, minus (d) all Losses and Lease Payment Losses allocated to the Class A Noteholders on or prior to such date, plus (e) all Recoveries and Lease Payment Recoveries allocated to the Class A Noteholders on or prior to such date.

                  "Class A Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class A Notes, as the context requires, the excess, if any, of the Class A Interest Amount for the Class A Notes and any unpaid Class A Deficiency Amounts for the Class A Notes (together with accrued interest on such unpaid Class A Deficiency Amounts) over the amount withdrawn from the Series 1999-1 Accrued Interest Account and deposited in the Class A Distribution Account on such Payment Date pursuant to
Section 4.8(a) of this Supplement.

                  "Class A Non-Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 40% minus (ii) the sum of the Class B Percentage, the Class C Percentage and the Class D Percentage as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage as of such date, minus (y) 40% minus (iii) the sum of the Class B Percentage, the Class C Percentage and the Class D Percentage as of such date, and (c) 15.25%

                  "Class A Noteholder"  means the Person in whose name a Class A
Note is registered in the Note Register.

                  "Class A Notes" means any one of the 5.90% Rental Car Asset Backed Notes, Class A, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

                  "Class A Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 40% minus (ii) the sum of the Class B Percentage, the Class C Percentage and the Class D Percentage as of such date, and (b) 10%.

                  "Class A Rate" means, for any Series 1999-1 Interest Period, 5.90% per annum; provided, however, that the Class A Rate shall in no event be higher than the maximum rate permitted by applicable law.

                  "Class B Carryover Controlled Amortization Amount" means, with respect to the Class B Notes for any Related Month during the Class B Controlled Amortization Period, (i) the excess, if any, of the Class B Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B Notes pursuant to Section 4.10(b) of this Supplement plus (ii) the unpaid amount, if any, of the Class B Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B Controlled Amortization Period, the Class B Carryover Controlled Amortization Amount shall be zero.

                  "Class B Controlled Amortization Amount" means an amount equal to $20,000,000.

                  "Class B Controlled Amortization Period" means the period commencing on August 31, 2004 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class B Notes are fully paid, (iii) the Series 1999-1 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

                  "Class B Controlled Distribution Amount" means, with respect to any Related Month during the Class B Controlled Amortization Period, an amount equal to the sum of the Class B Controlled Amortization Amount and any Class B Carryover Controlled Amortization Amount for such Related Month.

                  "Class B Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(b)(i) of this Supplement.

                  "Class B Deficiency Amount" has the meaning specified in Section 4.8(b) of this Supplement.

                  "Class B Distribution Account" has the meaning specified in Section 4.13(a) of this Supplement.

                  "Class B Distribution Account Collateral" has the meaning specified in Section 4.13(d) of this Supplement.

                  "Class B Enhancement Amount" means the sum of (a) the Series 1999-1 Available Subordinated Amount, plus (b) the Class D Invested Amount, plus
(c) the Class C Invested Amount, plus (d) the Series 1999-1 Letter of Credit Amount.

                  "Class B Expected Final Payment Date" means the October 2004 Payment Date.

                  "Class B Initial Invested Amount" means the aggregate original principal amount of the Class B Notes, which is $20,000,000.

                  "Class B Interest Amount" has the meaning specified in
Section 4.8(b) of this Supplement.

                  "Class B Invested Amount" means, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, plus (b) the initial principal amount of any Additional Notes issued as Class B Notes, minus (c) the amount of principal payments made to Class B Noteholders on or prior to such date, minus (d) all Losses and Lease Payment Losses allocated to the Class B Noteholders on or prior to such date, plus (e) all Recoveries and Lease Payment Recoveries allocated to the Class B Noteholders on or prior to such date.

                  "Class B Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class B Notes, as the context requires, the excess, if any, of the Class B Interest Amount for the Class B Notes and any unpaid Class B Deficiency Amounts for the Class B Notes (together with accrued interest on such unpaid Class B Deficiency Amounts) over the amount withdrawn from the Series 1999-1 Accrued Interest Account and deposited in the Class B Distribution Account on such Payment Date pursuant to
Section 4.8(b) of this Supplement.

                  "Class B Non-Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 32% minus (ii) the sum of the Class C Percentage and the Class D Percentage as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage as of such date minus (y) 32%, minus
(iii) the sum of the Class C Percentage and the Class D Percentage as of such date, and (c) 15.25%

                  "Class B Noteholder"  means the Person in whose name a Class B
Note is registered in the Note Register.

                  "Class B Notes" means any one of the 6.20% Rental Car
Asset Backed Notes, Class B, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

                  "Class B Percentage" means, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is (1) the Class B Invested Amount on such date and the denominator of which is
(2) an amount equal to the sum of (x) the Invested Amount for the Series 1999-1 Notes on such date and (y) the Series 1999-1 Available Subordinated Amount on such date.

                  "Class B Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 32% minus (ii) the Class C Percentage as of such date, minus (iii) the Class D Percentage as of such date and (b) 10%.

                  "Class B Rate" means, for any Series 1999-1 Interest Period, 6.20% per annum; provided, however, that the Class B Rate shall in no event be higher than the maximum rate permitted by applicable law.

                  "Class C Carryover Controlled Amortization Amount" means, with respect to the Class C Notes for any Related Month during the Class C Controlled Amortization Period, (i) the excess, if any, of the Class C Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class C Notes pursuant to Section 4.10(c) of this Supplement plus (ii) the unpaid amount, if any, of the Class C Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class C Controlled Amortization Period, the Class C Carryover Controlled Amortization Amount shall be zero.

                  "Class C Controlled Amortization Amount" means an amount equal to $14,166,666.67.

                  "Class C Controlled Amortization Period" means the period commencing on September 30, 2004 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class C Notes are fully paid, (iii) the Series 1999-1 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

                  "Class C Controlled Distribution Amount" means, with respect to any Related Month during the Class C Controlled

Amortization Period, an amount equal to the sum of the Class C Controlled Amortization Amount and any Class C Carryover Controlled Amortization Amount for such Related Month.

                  "Class C Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(c)(i) of this Supplement.

                  "Class C Deficiency Amount" has the meaning specified in Section 4.8(c) this Supplement.

                  "Class C Distribution Account" has the meaning specified in Section 4.15(a) of this Supplement.

                  "Class C Distribution Account Collateral" has the meaning specified in Section 4.15(d) of this Supplement.

                  "Class C Enhancement Amount" means the sum of (a) the Series 1999-1 Available Subordinated Amount plus (b) the Class D Invested Amount plus
(c) the Series 1999-1 Letter of Credit Amount.

                  "Class C Expected Final Payment Date" means the January 2005 Payment Date.

                  "Class C Initial Invested Amount" means the aggregate original principal amount of the Class C Notes, which is $42,500,000.

                  "Class C Interest Amount" has the meaning specified in
Section 4.8(c) of this Supplement.

                  "Class C Invested Amount" means, on any date of determination, an amount equal to (a) the Class C Initial Invested Amount, plus (b) the initial principal amount of any Additional Notes issued as Class C Notes, minus (c) the amount of principal payments made to Class C Noteholders on or prior to such date, minus (d) all Losses and Lease Payment Losses allocated to the Class C Noteholders on or prior to such date, plus (e) all Recoveries and Lease Payment Recoveries allocated to the Class C Noteholders on or prior to such date.

                  "Class C Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class C Notes, as the context requires, the excess, if any, of the Class C Interest Amount for the Class C Notes and any unpaid Class C Deficiency Amounts for the Class C Notes (together with accrued interest on such unpaid Class C Deficiency Amounts) over the amount withdrawn from the Series 1999-1 Accrued Interest Account and deposited in the Class C Distribution Account on such Payment Date pursuant to
Section 4.8(c) of this Supplement.

                  "Class C Non-Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 21.5% minus (ii) the Class D Percentage as of such date, and (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage as of such date minus (y) 21.5% minus (iii) the Class D Percentage as of such date, and (c) 15.25%.

                  "Class C Noteholder"  means the Person in whose name a Class C
Note is registered in the Note Register.

                  "Class C Notes" means any one of the 6.50% Rental Car Asset Backed Notes, Class C, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

                  "Class C Percentage" means, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is (1) the Class C Invested Amount on such date and the denominator of which is
(2) an amount equal to the sum of (x) the Invested Amount for the Series 1999-1 Notes on such date and (y) the Series 1999-1 Available Subordinated Amount on such date.

                  "Class C Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 14.5% minus (ii) the Class D Percentage as of such date, and (b) 10%.

                  "Class C Rate" means, for any Series 1999-1 Interest Period, 6.50% per annum; provided, however, that the Class C Rate shall in no event be higher than the maximum rate permitted by applicable law.

                  "Class D Carryover Controlled Amortization Amount" means, with respect to the Class D Notes for any Related Month during the Class D Controlled Amortization Period, (i) the excess, if any, of the Class D Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class D Notes pursuant to Section 4.10(d) of this Supplement plus (ii) the unpaid amount, if any, of the Class D Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class D Controlled Amortization Period, the Class D Carryover Controlled Amortization Amount shall be zero.

                  "Class D Controlled Amortization Amount" means an amount equal to $12,500,000.

                  "Class D Controlled Amortization Period" means the period commencing on December 31, 2004 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class D Notes are fully paid, (iii) the Series 1999-1 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

                  "Class D Controlled Distribution Amount" means, with respect to any Related Month during the Class D Controlled Amortization Period, an amount equal to the sum of the Class D Controlled Amortization Amount and any Class D Carryover Controlled Amortization Amount for such Related Month.

                  "Class D Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(d)(i) of this Supplement.

                  "Class D Deficiency Amount" has the meaning specified in Section 4.8(d) of this Supplement.

                  "Class D Distribution Account" has the meaning specified in Section 4.22(a) of this Supplement.

                  "Class D Distribution Account Collateral" has the meaning specified in Section 4.22(d) of this Supplement.

                  "Class D Enhancement Amount" means the sum of (a) the Series 1999-1 Available Subordinated Amount plus (b) the Series
1999-1 Letter of Credit Amount.

                  "Class D Expected Final Payment Date" means the
February 2005 Payment Date.

                  "Class D Initial Invested Amount" means the aggregate original principal amount of the Class D Notes, which is $12,500,000.

                  "Class D Interest Amount" has the meaning specified in
Section 4.8(d) of this Supplement.

                  "Class D Invested Amount" means, on any date of determination, an amount equal to (a) the Class D Initial Invested Amount, plus (b) the initial principal amount of any Additional Notes issued as Class D Notes, minus (c) the amount of principal payments made to Class D Noteholders on or prior to such date, minus (d) all Losses and Lease Payment Losses allocated to the Class D Noteholders on or prior to such date, plus (e) all Recoveries and Lease Payment Recoveries allocated to the Class D Noteholders on or prior to such date.

                  "Class D Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class D Notes, as the context requires, the excess, if any, of the Class D Interest Amount for the Class D Notes and any unpaid Class D Deficiency Amounts for the Class D Notes (together with accrued interest on such unpaid Class D Deficiency Amounts) over the amount withdrawn from the Series 1999-1 Accrued Interest Account and deposited in the Class D Distribution Account on such Payment Date pursuant to
Section 4.8(d) of this Supplement.

                  "Class D Non-Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) 15.25% and (b) an amount equal to (i) 100%, minus (ii) an amount equal to (x) the Market Value Adjustment Percentage as of such date minus (y) 15.25%.

                  "Class D Noteholder"  means the Person in whose name a Class D
Note is registered in the Note Register.

                  "Class D Notes" means any one of the 7.10% Rental Car Asset Backed Notes, Class D, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit D-1, Exhibit D-2 or Exhibit D-3. Definitive Class D Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

                  "Class D Percentage" means, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is (1) the Class D Invested Amount on such date and the denominator of which is
(2) an amount equal to the sum of (x) the Invested Amount for the Series 1999-1 Notes on such date and (y) the Series 1999-1 Available Subordinated Amount on such date.

                  "Class D Program Enhancement Percentage" means with respect to any date of determination, 10%.

                  "Class D Rate" means, for any Series 1999-1 Interest Period, 7.10% per annum; provided, however, that the Class D Rate shall in no event be higher than the maximum rate permitted by applicable law.

                  "Collections" means(i) all payments including, without limitation, all Recoveries and Lease Payment Recoveries, by, or on behalf of a Lessee under the Master Lease, (ii) all payments including, without limitation, all Recoveries and Lease Payment Recoveries, by, or on behalf of any Manufacturer, under its

Vehicle Disposition Program or any incentive program, and all payments with respect to a Vehicle from a qualified intermediary under a like-kind exchange program on behalf of the owner of such Vehicle, in either case with respect to any Group I Vehicles, (iii) all payments including, without limitation, all Recoveries and Lease Payment Recoveries, by, or on behalf of any other Person as proceeds from the sale of Group I Vehicles, payment of insurance proceeds, whether such payments are in the form of cash, checks, wire transfers or other form of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise,(iv) all amounts earned on Permitted Investments arising out of funds in the Group I Collection Account and in the Master Collateral Account (to the extent allocable to the Trustee as Beneficiary thereunder), and (v) any remaining Recoveries not included in (ii) above deposited into the Group I Collection Account pursuant to Section 4.7(c)(ii)(1).

                  "Condition Report" means a condition report with respect to a Group I Vehicle, signed and dated by a Lessee or a Franchisee and any Manufacturer or its agent in accordance with the applicable Vehicle Disposition Program.

                  "Controlled Distribution Amount" means the Class A Controlled Distribution Amount, the Class B Controlled Distribution Amount, the Class C Controlled Distribution Amount and the Class D Controlled Distribution Amount, collectively.

                  "DaimlerChrysler" means DaimlerChrysler Corporation, a Delaware corporation.

                  "DCR" means Duff & Phelps Credit Rating Co.

                  "Demand Note" means that certain Demand Note, dated as of April 29, 1999, made by DTAG to RCFC in substantially the form attached as Exhibit E to this Supplement.

                  "Depreciation  Charge" means,  for any date of  determination,
(a) with respect to any Program Vehicle leased under the Master Lease, the scheduled daily depreciation charge for such Vehicle set forth by the Manufacturer in its Vehicle Disposition Program for such Vehicle, and (b) with respect to any Non-Program Vehicle leased under the Master Lease, (i) the scheduled daily depreciation charge for such Vehicle set forth by the Servicer in the Depreciation Schedule for such Vehicle plus (ii) as of the last day of the Related Month, the Additional Depreciation Charge, if any, allocable to such Non-Program Vehicle on such day (which Additional Depreciation Charge shall, for purposes of determining the Monthly Base Rent payable on such day, be deemed to have accrued during the Related Month). If such charge is expressed as a percentage, the Depreciation Charge for such Vehicle for such day shall be such percentage multiplied by the Capitalized Cost for such Vehicle.

                  "Depreciation Schedule" means a schedule of estimated daily depreciation prepared by the applicable Servicer, and revised from time to time in the applicable Servicer's sole discretion, with respect to each type of Non-Program Vehicle that is an Eligible Vehicle and that is purchased, financed or refinanced by RCFC.

                  "Dollar" means Dollar Rent A Car Systems, Inc., an Oklahoma corporation.

                  "DTAG" means Dollar Thrifty Automotive Group, Inc., a Delaware corporation.

                  "Eligible Franchisee" means, with respect to a Lessee, a Franchisee (all of whose rental offices are located in the United States) which meets the normal credit and other approval criteria of such Lessee, as applicable, and which may be an affiliate of such Lessee.

                  "Eligible Manufacturer" means, with respect to Program Vehicles, DaimlerChrysler, Ford and Toyota, and with respect to Non-Program
Vehicles, DaimlerChrysler, General Motors, Ford, Honda, Mazda, Nissan, Toyota, Mitsubishi and Isuzu, and, in each case, any other Manufacturer that (a)(i) has been approved by each of the Rating Agencies then rating the Group I Series of Notes or (ii) with respect to Program Vehicles, has an Eligible Vehicle Disposition Program that has been reviewed by the Rating Agencies, and, in each case, the Rating Agencies have indicated that the inclusion of such Manufacturer's Vehicles under the Master Lease will not adversely affect the then current rating of any Group I Series of Notes, and (b) has been approved by each Enhancement Provider, if any; provided, however, that upon the occurrence of a Manufacturer Event of Default with respect to such Manufacturer, such Manufacturer shall no longer qualify as an Eligible Manufacturer.

                  "Eligible Vehicle" means, on any date of determination, a Group I Vehicle manufactured by an Eligible Manufacturer (determined at the time of the acquisition, financing or refinancing thereof) and satisfying any further eligibility requirements specified by the Rating Agencies or in any Group I Series Supplement (other than with respect to the Maximum Non- Program Percentage and the Maximum Manufacturer Percentage), or with respect to which all such eligibility requirements not otherwise satisfied have been duly waived by the Required Noteholders in accordance with the terms of the applicable Series Supplement (if such waiver is permitted thereby); provided, however, that in no event may a Group I Vehicle be an Eligible

Vehicle after (x) in the case of a Program Vehicle, the expiration of the applicable Maximum Term (unless such Vehicle has been designated as a Non-Program Vehicle pursuant to Section 14 of the Master Lease), or (y) the date which is twenty four (24) months after the date of the original new vehicle dealer invoice for such Acquired Vehicle.

                  "Excess Damage Charges" means, with respect to any Program Vehicle, the amount charged to RCFC (or the applicable Lessee), or deducted from the Repurchase Payment or Guaranteed Payment, by the Manufacturer of such Vehicle due to damage over a prescribed limit to the Vehicle at the time that the Vehicle is disposed of at Auction or turned in to such Manufacturer or its agent for repurchase, in either case pursuant to the applicable Vehicle Disposition Program.

                  "Excess Funding Accounts" means, collectively, as of any date, the Series 1999-1 Excess Funding Account and the corresponding account or accounts designated as such with respect to each additional Group I Series of Notes as of such date.

                  "Excess Mileage Charges" means, with respect to any Program Vehicle, the amount charged to RCFC (or the applicable Lessee), or deducted from the Repurchase Payment or Guaranteed Payment, by the Manufacturer of such Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is disposed of at Auction or turned in to such Manufacturer or its agent for repurchase, in either case pursuant to the applicable Vehicle Disposition Program.

                  "Financed Vehicle" means an Eligible Vehicle that is financed by RCFC and leased to a Lessee under Annex B to the Master Lease on or after the Lease Commencement Date.

                  "Financing Lease" means the Master Lease as supplemented by Annex B to the Master Lease.

                  "Ford" means Ford Motor Company, a Delaware corporation.

                  "Franchisee" means a franchisee of a Lessee.

                  "General Motors" means General Motors Corporation, a Delaware corporation.

                  "Group I Collateral" means the Master Lease and all payments made thereunder, the Group I Vehicles, the rights under Manufacturer Programs in respect of Group I Vehicles, any other Master Collateral related to Group I Vehicles, the Group I Collection Account and all proceeds of the foregoing.

                  "Group I  Collection  Account"  has the meaning  specified  in
Section 4.6(a) of this Supplement.

                  "Group I Master Collateral" means all right, title and interest of the Issuer in Program Vehicles, Non-Program Vehicles and certain related collateral and proceeds thereof that the Master Collateral Agent shall have designated in the Master Collateral Agency Agreement as segregated thereunder for the benefit of the Series 1999-1 Noteholders, the Series 1997-1 Noteholders and the holders of any other Group I Series of Notes.

                  "Group I Monthly Servicing Fee" means, on any date of determination, 1/12 of 1% of the Aggregate Invested Amount as of the preceding Payment Date, after giving effect to any payments or allocations made on such date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if DTAG is no longer the Master Servicer, the Group I Monthly Servicing Fee shall equal the greater of (x) the product of (i) $20 and (ii) the number of Group I Vehicles as of the last day of the Related Month, and (y) the amount described in the first clause of this definition.

                  "Group I Noteholders" has the meaning specified in
Section 3.1(a) hereof.

                  "Group I Series of Notes" has the meaning specified in
Section 1(d) hereof.

                  "Group I  Supplemental  Servicing  Fee" is  defined in Section
26.1 of the Master Lease.

                  "Group I Vehicle" means, as of any date, a passenger automobile or truck leased by RCFC to a Lessee under the Master Lease as of such date and pledged by RCFC under the Master Collateral Agency Agreement for the benefit of the Trustee (on behalf of the Noteholders), but solely during the Vehicle Term for such Vehicle.

                  "Honda"  means  Honda  Motor  Company,   Ltd.,  a  corporation
organized under the laws of Japan.

                  "Initial Purchasers" means collectively, Credit Suisse First Boston Corporation and Chase Securities Inc.

                  "Insolvency Event Reallocated Amount" means with respect to any Insolvency Period, the difference between (a) the related Liquidity Amount as of the related Insolvency Period Commencement Date and (b) the sum of (1) the Series 1999-1 Letter of Credit Amount as of the related Insolvency Period Commencement Date, and (2) the amount on deposit in the Series 1999-1 Cash Collateral Account as of the related Insolvency Period

Commencement Date; provided, however, that at no time may the Insolvency Event Reallocated Amount be less than zero.

                  "Insolvency Period" has the meaning specified in
Section 4.24(b) hereof.

                  "Insolvency Period Commencement Date" means with respect to any Insolvency Period, the date on which the related Event of Bankruptcy shall have occurred (without giving effect to any grace period set forth in the definition of "Event of Bankruptcy" set forth in the Base Indenture).

                  "Invested Amount" means, on any date of determination, the sum of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount for such date of determination.

                  "Issuer" has the meaning specified in the preamble hereto.

                  "Isuzu" means American Isuzu Motors, Inc., a California corporation.

                  "Lease Commencement Date" has the meaning specified in
Section 3.2 of the Master Lease.

                  "Lease Event of Default" is defined in Section 17.1 of the Master Lease.

                  "Lease Payment Losses" means as of any Payment Date, the amount of payments due under the Master Lease with respect to the Related Month which were not paid by the Lessees or the Guarantor when due (for purposes of calculating Lease Payment Losses, payments made by application of amounts drawn on the Series 1999-1 Letter of Credit or the Demand Note or amounts withdrawn from the Series 1999-1 Excess Funding Account shall not be deemed to have been paid when due).

                  "Lease Payment Recoveries" means, as of any Determination Date, an amount equal to all payments made by the Lessees or the Guarantor under the Master Lease since the preceding Determination Date on account of past due payments under the Master Lease; provided that payments made by application of amounts drawn on the Series 1999-1 Letter of Credit or the Demand Note or withdrawn from the Series 1999-1 Excess Funding Account shall not be deemed to have been made by the Lessees or the Guarantor.

                  "Lessee" means either Thrifty or Dollar, in its capacity as a Lessee under the Master Lease, any Additional Lessee, or any successor by merger to Thrifty, Dollar or any

Additional Lessee, in accordance with Section 25.1 of the Master Lease, or any other permitted successor or assignee of Thrifty or Dollar, as applicable, in its capacity as Lessee, or of any Additional Lessee, pursuant to Section 16 of the Master Lease.

                  "Lessor" means RCFC, in its capacity as the lessor under the Master Lease, and its successors and assigns in such capacity.

                  "Limited Liquidation Event of Default" means, with respect to the Series 1999-1 Notes, so long as such event or condition continues, any event or condition of the type specified in Section 5.1 of this Supplement that continues for thirty (30) days (without double counting the five (5) Business Day cure period provided for in said Section 5.1); provided, however, that an event or condition of the type specified in Section 5.1(a), (b) or (c) shall not constitute a Limited Liquidation Event of Default if (i) within such thirty (30) day period, DTAG shall have contributed a portion of the Retained Interest or reallocated Eligible Vehicles from the Retained Interest to the Series 1999-1 Available Subordinated Amount in accordance with Section 4.7(d)(v) of this Supplement sufficient to cure the Series 1999-1 Enhancement Deficiency and (ii) the Rating Agencies shall have notified RCFC, DTAG and the Trustee in writing that after such cure of such Series 1999-1 Enhancement Deficiency is provided for, the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes will each receive the same rating from the Rating Agencies as they received immediately prior to the occurrence of such Series 1999-1 Enhancement Deficiency.

                  "Liquidity Amount" means at any time an amount equal to 5.0% of the Series 1999-1 Invested Amount as of such time without giving effect to any reduction or increase of the Series 1999-1 Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment
Recoveries thereto.

                  "Losses" means, with respect to any Related Month, the sum (without duplication) of the following with respect to Acquired Vehicles leased under the Master Lease (i) all Manufacturer Late Payment Losses, Manufacturer Event of Default Losses and Purchaser Late Payment Losses for such Related Month, plus (ii) with respect to Disposition Proceeds received during the Related Month from the sale or other disposition of Acquired Vehicles (other than pursuant to a Vehicle Disposition Program), the excess, if any, of (x) the Net Book Values of such Acquired Vehicles calculated on the dates of the respective sales or final dispositions thereof, over (y) (1) the aggregate amount of such Disposition Proceeds received during the Related Month in respect of such Acquired Vehicles by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) plus (2) any Termination Payments that have accrued with respect to such Acquired Vehicles.

                  "Manufacturer Event of Default" means with respect to the Series 1999-1 Notes and with respect to any Manufacturer, (i) the occurrence of an Event of Bankruptcy with respect to such Manufacturer, or (ii) the failure of such Manufacturer to pay Guaranteed Payments, Repurchase Payments and/or Incentive Payments due under, respectively, such Manufacturer's Vehicle Disposition Programs and its incentive programs, in an aggregate amount in excess of $25,000,000 (net of amounts that are (x) the subject of a good faith dispute, as evidenced in a writing by either the applicable Lessee or the Manufacturer questioning the accuracy of the amounts paid or in respect of any such Vehicle Disposition Program or incentive programs, or (y) necessary to meet initial eligibility requirements of a Manufacturer to receive Guaranteed Payments, Repurchase Payments and/or Incentive Payments for a model year), which failure in the case of each such Guaranteed Payment, Repurchase Payment and/or Incentive Payment included in such amount in excess of $25,000,000, continues for more than 90 days following the Disposition Date of the related Vehicle.

                  "Manufacturer  Event of Default  Losses"  with  respect to any
Related Month, means in the event that a Manufacturer Event of Default occurs with respect to any Manufacturer, all payments that are required to be made (and not yet made) by such Manufacturer to RCFC with respect to Acquired Vehicles that are either (i) sold in accordance with applicable Auction Procedures or returned to such Manufacturer under such Manufacturer's Vehicle Disposition Program, or (ii) subject to an incentive program of such Manufacturer; provided that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month.

                  "Manufacturer Late Payment Losses" with respect to any Related Month, means all payments required to be made by Manufacturers under such Manufacturers' Vehicle Disposition Programs and incentive programs with respect to Acquired Vehicles, which are not made within ninety (90) days after the related Disposition Dates of such Acquired Vehicles and remain unpaid at the end of such Related Month, but only to the extent that such 90-day periods expire during such Related Month; provided that any payments considered hereunder shall be net of amounts that are (x) the subject of a good faith dispute as evidenced in writing by the Manufacturer questioning the accuracy of the amounts paid or payable in respect of any such Acquired Vehicles or (y) necessary to meet initial eligibility requirements of a Manufacturer to receive Guaranteed Payments, Repurchase Payments and/or Incentive Payments for a model year.

                  "Market Value" means, with respect to any Non-Program Vehicle as of any date of determination, the market value of such Non-Program Vehicle as specified in the Related Month's published National Automobile Dealers Association, Official Used Car Guide, Central Edition (the "NADA Guide") for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year. If such Non-Program Vehicle is not listed in the NADA Guide published in the Related Month preceding such date of determination, then the Black Book Official Finance/Lease Guide (the "Lease Guide") shall be used to estimate the wholesale price of the Non-Program Vehicle, based on the Non-Program Vehicle's model class and model year or the closest model class and model year thereto (if appropriate as determined by the applicable Servicer), for purposes of such months for which the wholesale price for such Non-Program Vehicle is not so published in the NADA Guide; provided, however, if the NADA Guide was not published in the Related Month, then the Lease Guide shall be relied upon in its place, and if the Lease Guide is unavailable, the Market Value of such Non-Program Vehicle shall be based upon such other reasonable methodology as determined by the Issuer.

                  "Market Value Adjustment Percentage" means, as of any Determination Date following the Series 1999-1 Closing Date, the lower of (i) the lowest Measurement Month Average of any full Measurement Month within the preceding 12 calendar months and (ii) a fraction expressed as a percentage, the numerator of which equals the average of the aggregate Market Value of Non-Program Vehicles leased under the Master Lease calculated as of the last day of the Related Month and as of the last day of the two Related Months precedent thereto and the denominator of which equals the average of the aggregate Net Book Values of each such Non-Program Vehicles calculated as of such date.

                  "Master Collateral Agency Agreement" means the Amended and Restated Master Collateral Agency Agreement, dated as of December 23, 1997, among DTAG, as Master Servicer, RCFC, as grantor, Thrifty and Dollar, as grantors and servicers, such other grantors as may become parties thereto, various Financing Sources parties thereto, various Beneficiaries parties thereto and the Master Collateral Agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

                  "Master Collateral Agent" means Bankers Trust Company, a New York banking corporation, in its capacity as master collateral agent under the Master Collateral Agency Agreement, unless a successor Person shall have become the master collateral agent pursuant to the applicable provisions of the Master Collateral Agency Agreement, and thereafter "Master Collateral Agent" shall mean such successor Person.

                  "Master Lease" means that certain Master Motor Vehicle Lease and Servicing Agreement, dated as of December 23, 1997, among RCFC, as Lessor, Thrifty, as a Lessee and Servicer, Dollar, as a Lessee and Servicer, those additional Subsidiaries and Affiliates of DTAG from time to time becoming Lessees and Servicers thereunder and DTAG, as guarantor and Master Servicer, as the same has been or may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

                  "Master Lease Collateral" has the meaning set forth in
Section 3.1(a) of this Supplement.

                  "Master Servicer" means DTAG, in its capacity as the Master Servicer under the Master Lease, and its successors and assigns in such capacity in accordance with the terms of the Master Lease.

                  "Maximum Lease Commitment" means, on any date of determination, the sum of (i) the Aggregate Principal Balances on such date for all Group I Series of Notes, plus (ii) with respect to all Group I Series of Notes that provide for Enhancement in the form of overcollateralization, the sum of the available subordinated amounts on such date for each such Group I Series of Notes, plus (iii) the aggregate Net Book Values of all Group I Vehicles leased under the Master Lease on such date that were acquired, financed or refinanced with funds other than proceeds of Group I Series of Notes or related available subordinated amounts, plus (iv) any amounts held in the Retained Distribution Account that the Lessor commits on or prior to such date to invest in new Group I Vehicles for leasing under the Master Lease (as evidenced by a Company Order) in accordance with the terms of the Master Lease and the Indenture.

                  "Maximum  Manufacturer  Percentage" means, with respect to any
Eligible Manufacturer, the percentage amount set forth in Schedule 1 hereto (as such schedule, subject to Rating Agency confirmation, may be amended, supplemented, restated or otherwise modified from time to time) specified for each Eligible Manufacturer with respect to Non-Program Vehicles and Program Vehicles, as applicable, which percentage amount represents the maximum percentage of Eligible Vehicles which are permitted under the Master Lease to be Non-Program Vehicles or Program Vehicles, as the case may be, manufactured by such Manufacturer.

                  "Maximum Non-Program Percentage" means, with respect to Non-Program Vehicles, (a) if the average of the Measurement Month Averages for any three Measurement Months during the twelve month period preceding any date of determination shall be less than eighty five percent (85%), 0% or such other percentage amount agreed upon by the Lessor and each of the Lessees, subject to

Rating Agency confirmation, which percentage amount represents the maximum percentage of the Aggregate Asset Amount which is permitted under the Master Lease to be invested in Non-Program Vehicles; and (b) at all other times, 100%.

                  "Mazda" means Mazda Motor of America, Inc., a
California corporation.

                  "Measurement Month" with respect to any date, means, each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least 500 Non-Program Vehicles were sold at auction or otherwise and (b) at least one-twelfth of the aggregate Net Book Value of the Non- Program Vehicles as of the last day of such calendar month or consecutive calendar months were sold at auction or otherwise; provided, however, that if at any time the Aggregate Asset Amount falls below $640,000,000, "Measurement Month" will mean each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least one-twelfth of the aggregate Net Book Value of the Non-Program Vehicles as of the last day of such calendar month or consecutive calendar months were sold at auction or otherwise, and (b) at least 300 Non-Program Vehicles were sold at auction or otherwise; provided, further, that no calendar month included in a Measurement Month shall be included in any other Measurement Month.

                  "Measurement Month Average" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Non-Program Vehicles sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Non-Program Vehicles on the dates of their respective sales.

                  "Minimum Class A Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class A Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) minus the product of (A) the aggregate amount of such cash and Permitted Investments in the Group I Collection Account as of such date and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class A Non-Program

Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) as of such date minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

                  "Minimum Class B Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class B Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account as of such date and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class B Non-Program Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) as of such date minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

                  "Minimum Class C Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class C Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection
Account as of such date and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class C Non-Program Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) as of such date minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

                  "Minimum Class D Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class D Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account as of such date and cash and Permitted Investments in the Master Collateral Account constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class D Non-Program Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1999-1 Notes (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) as of such date minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and cash and Permitted Investments constituting Group I Master Collateral, times (B) the Series 1999-1 Invested Percentage, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non- Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

                  "Minimum Enhancement Amount" means, collectively, the Minimum Class A Enhancement Amount, the Minimum Class B Enhancement Amount, the Minimum Class C Enhancement Amount and the Minimum Class D Enhancement Amount.

                  "Minimum Series 1999-1 Letter of Credit Amount" means, with respect to any date of determination, an amount equal to (a) the greatest of (i) the Minimum Class A Enhancement Amount, (ii) the Minimum Class B Enhancement Amount, (iii) the Minimum Class C Enhancement Amount and (iv) the Minimum Class D Enhancement Amount, minus (b) the Series 1999-1 Available Subordinated Amount.

                  "Minimum Subordinated Amount" means, with respect to any date of determination, the greater of (a) 2.25% of the Invested Amount of the Series 1999-1 Notes outstanding on such date and (b) an amount equal to (i) the greatest of (w) the Minimum Class A Enhancement Amount, (x) the Minimum Class B Enhancement Amount, (y) the Minimum Class C Enhancement Amount and (z) the
Minimum Class D Enhancement Amount, minus (ii) the Series 1999-1 Letter of Credit Amount.

                  "Mitsubishi"   means   Mitsubishi   Motors   Corporation,    a
corporation organized under the laws of Japan.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Monthly Base Rent is defined in paragraph 9 of Annex A and paragraph 6 of Annex B to the Master Lease.

                  "Monthly Certificate" is defined in Section 24.4(b) of the Master Lease.

                  "Monthly Finance Rent" is defined in paragraph 6 of Annex B to the Master Lease.

                  "Monthly Supplemental Payment" is defined in paragraph 6 of Annex B to the Master Lease.

                  "Monthly Variable Rent" is defined in paragraph 9 of Annex A to the Master Lease.

                  "Nissan" means Nissan Motor Corporation U.S.A., a California corporation.

                  "Non-Program Vehicle" means a Group I Vehicle that, when acquired by RCFC, Thrifty or Dollar, as the case may be, from an Eligible Manufacturer, or when so designated by the Master Servicer, in each case subject to the limitations described herein, is not eligible for inclusion in any Eligible Vehicle Disposition Program.

                  "Note Purchase Agreement" means the Note Purchase Agreement, dated as of April 29, 1999 among RCFC, DTAG and the Initial Purchasers, pursuant to which the Initial Purchasers agree to purchase the Series 1999-1 Notes from RCFC, subject to the terms and conditions set forth therein, or any successor agreement to such effect among RCFC, DTAG and the Initial Purchasers, their successors, in any case as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Officer's Certificate" means a certificate signed by an Authorized Officer of DTAG, RCFC or a Lessee, as applicable.

                  "Operating Lease" means the Master Lease as supplemented by Annex A to the Master Lease.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to DTAG, RCFC or a Lessee, as the case may be, unless the Required Beneficiaries shall notify the Trustee of objection thereto.

                  "Overcollateralization Portion" means, as of any date of determination, (i) the sum of the amounts determined pursuant to clauses(a) and
(b) of the definition of Minimum Class A Enhancement Amount as of such date minus (ii) the Series 1999-1 Letter of Credit Amount as of such date.

                  "Payment Date" means the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

                  "Permanent  Global Class A Notes" has the meaning specified in
Section 7.1(b) of this Supplement.

                  "Permanent  Global Class B Notes" has the meaning specified in
Section 7.2(b) of this Supplement.

                  "Permanent  Global Class C Note" has the meaning  specified in
Section 7.3(b) of this Supplement.

                  "Permanent  Global Class D Note" has the meaning  specified in
Section 7.4(b) of this Supplement.

                  "Permitted Investments" means negotiable instruments or securities maturing on or before the Payment Date next occurring after the investment therein, represented by instruments in bearer, registered or book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America;
(ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of "A-1+", from Moody's of "P-1", and from DCR of at least "D-1+" (if rated by DCR), in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's of at least "AAA", from Moody's of at least "Aaa" and from DCR of at least "AAA" (if rated by DCR), in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of contractual commitment to invest therein, a rating from Standard & Poor's of "A-1+", from Moody's of "P-1" and from DCR of at least "D-1+" (if rated by DCR); (iv) demand deposits or time deposits which are fully insured by the Federal Deposit Insurance Company; (v) bankers' acceptances issued by any depositary institution or trust company described in clause (ii) above; (vi) investments in money market funds rated at least "AAAm" by Standard & Poor's or otherwise approved in writing by Standard & Poor's, at least "Aaa" by Moody's or otherwise approved in writing by Moody's, and rated at least "AAA" by DCR (if rated by DCR); (vii) Eurodollar time deposits having a credit rating from Standard & Poor's of "A-1+", from Moody's of "P-1" and from DCR of at least "D-1+" (if rated by DCR); (viii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vii) and the certificates of deposit described in clause (ii) which are entered into with a depository institution or trust company having a commercial paper or short-term certificate of deposit rating of "A-1+" by Standard & Poor's, "P-1" from Moody's and of at least "D-1+" from DCR (if rated by DCR) or otherwise is approved as to collateralization by the Rating Agencies; and (ix) any other instruments or securities, if the Rating Agencies confirm in writing that such investment will not adversely affect any ratings with respect to any Series.

                  "Permitted Principal Draw Amount" means, with respect to any date during an Insolvency Period, the difference between (i) the excess of the Series 1999-1 Letter of Credit Amount as of the related Insolvency Period Commencement Date over the Liquidity Amount as of the related Insolvency Period Commencement Date and (ii) the Accumulated Principal Draw Amount as of such date during the Insolvency Period.

                  "Pool Factor" means, on any Determination Date, (a) with respect to the Class A Notes, a number carried out to eight decimals representing the ratio of the Class A Invested Amount as of such date (determined after taking into account any decreases in the Class A Invested Amount which will occur on the following Payment Date) to the Class A Initial Invested Amount,(b) with respect to the Class B Notes, a number carried out to eight decimals representing the ratio of the Class B Invested Amount as of such date (determined after taking into account any decreases in the Class B Invested Amount which will occur on the following Payment Date) to the Class B Initial Invested Amount, (c) with respect to the Class C Notes, a number carried out to eight decimals representing the ratio of the Class C Invested Amount as of such date (determined after taking into account any decreases in the Class C Invested Amount which will occur on the following Payment Date) to the Class C Initial Invested Amount, and (d) with respect to the Class D Notes, a number carried out to eight decimals representing the ratio of the Class D Invested Amount as of such date (determined after taking into account any decreases in the Class D Invested Amount which will occur on the following Payment Date) to the Class D Initial Invested Amount.

                  "Principal Collections" means Collections other than Interest Collections, Recoveries (not including Recoveries reallocated as Collections during the Series 1999-1 Rapid Amortization Period pursuant to Section 4.7(c)(ii)(1)) and Lease
Payment Recoveries.

                  "Private Placement Memorandum" means the Private Placement Memorandum dated April 21, 1999, relating to the Series 1999-1 Notes, including the Supplement to Private Placement Memorandum dated April 21, 1999, as such Private Placement Memorandum and such Supplement to Private Placement Memorandum may be amended, supplemented, restated or otherwise modified from time to time.

                  "Program Vehicle" means any Group I Vehicle which at the time of purchase or financing by RCFC or a Lessee, as the case may be, is eligible under a Eligible Vehicle Disposition
Program.

                  "Purchaser Late Payment Losses" means, with respect to any Related Month, all payments required to be made by any person or entity in connection with the sale or other final disposition of Acquired Vehicles that are Group I Vehicles, which payments are not made sixty (60) days after such payments are due, provided that such sixty (60) day periods expire during such Related Month.

                  "Qualified Institution" means a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the FDIC and has (i) has a long-term indebtedness rating from Standard & Poor's of not lower than "AA", from Moody's of not lower than "Aa2" and from DCR of not lower than "AA" and a short-term indebtedness of rating from Standard & Poor's not lower than "A-1+", from Moody's of not less than "P-1" and from DCR of not lower than "D-1+" (if rated by DCR), or (ii) has such other rating which has been approved by the Rating Agencies.

                  "Rating Agencies" means, with respect to the Series 1999-1 Notes, Standard & Poor's, DCR and Moody's.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have notified RCFC, DTAG, the Series 1999-1 Letter of Credit Provider and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Group I Series of Notes with respect to which it is a Rating Agency and, with respect to the issuance of a new Group I Series of Notes, the "Rating Agency Condition" also means that each rating agency that is referred to in the related Placement Memorandum Supplement as being required to deliver its rating with respect to such Series of Notes shall have notified RCFC, DTAG, the Series 1999-1 Letter of Credit Provider and the Trustee in writing that such rating has been issued by such rating agency.

                  "RCFC" has the meaning set forth in the preamble.

                  "RCFC Agreements" has the meaning set forth in Section 3.1(a)(i) of this Supplement.

                  "RCFC Obligations" means all principal and interest, at any time and from time to time, owing by RCFC on the Notes and all costs, fees and expenses payable by, or obligations of, RCFC under the Indenture and the Related Documents.

                  "Recoveries" means, with respect to any Related Month, the sum (without duplication) of (i) all amounts received by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Group I Collection Account or the Master Collateral Account) from any Person during such Related Month in respect of Losses, plus (ii) the excess, if any, of (x) the aggregate amount of Disposition Proceeds received during such Related Month by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Group I Collection Account or the Master Collateral Account) and resulting from the sale or other final disposition of Acquired Vehicles that are Group I Vehicles (other than pursuant to Vehicle Disposition Programs) plus any Termination Payments that have accrued with respect to such Acquired Vehicles, over (y) the Net Book Values of such Acquired Vehicles, calculated on the dates of the respective sales or dispositions thereof.

                  "Related Documents" means, collectively, the Indenture, the Notes, any Enhancement Agreement, the Master Lease, the Master Collateral Agency Agreement and any grantor supplements and financing source and beneficiary supplements thereto involving the Trustee as Beneficiary, the Assignment Agreements and the Note Purchase Agreement.

                  "Repurchase Date" has the meaning specified in Section 8.1(a) of this Supplement.

                  "Repurchase Price" has the meaning specified in Section 8.1(b) of this Supplement.

                  "Required Asset Amount" means with respect to the Series 1999-1 Notes, at any date of determination, the sum of (i) the Invested Amount (without giving effect to any reduction or increase of such Invested Amount that shall have resulted from the allocation of any Losses, Lease Payment Losses, Recoveries or Lease Payment Recoveries thereto) for all Group I Series of Notes that do not provide for Enhancement in the form of overcollateralization plus
(ii) with respect to all Group I Series of Notes that provide for Enhancement in the form of overcollateralization, the sum of (a) the Invested Amount for all such Series of Notes, plus (b) the available subordinated amounts required to be maintained as part of the minimum enhancement amount for all such Series of Notes.

                  "Required Beneficiaries" means Noteholders holding in excess of 50% of the Aggregate Invested Amount of all outstanding Group I Series of Notes (excluding, for the purposes of making the foregoing calculation, any notes held by DTAG or any Affiliate of DTAG).

                  "Required Noteholders" means Noteholders holding in excess of 50% of the Aggregate Invested Amount of all outstanding

Series 1999-1 Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of DTAG).

                  "Responsible Officer" means, with respect to DTAG, RCFC, Thrifty, Dollar or any Additional Lessee, any President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, or any officer performing functions similar to those customarily performed by the person who at the time shall be such officer.

                  "Restricted Global Class A Notes" has the meaning specified in
Section 7.1(a) of this Supplement.

                  "Restricted Global Class B Notes" has the meaning specified in
Section 7.2(a) of this Supplement.

                  "Restricted Global Class C Notes" has the meaning specified in
Section 7.3(a) of this Supplement.

                  "Restricted Global Class D Notes" has the meaning specified in
Section 7.4(a) of this Supplement.

                  "Retained Interest Amount" means, on any date of determination, the amount, if any, by which the Aggregate Asset Amount at the end of the day immediately prior to such date of determination, exceeds the Required Asset Amount at the end of such day.

                  "Retained Interest" means the transferable indirect interest in RCFC's assets held by the Retained Interestholder to the extent relating to the Group I Collateral, including the right to receive payments with respect to such collateral in respect of the Retained Interest Amount.

                  "Retained Interest Percentage" means, on any date of determination, when used with respect to Group I Collections that are Principal Collections, Recoveries, Lease Payment Recoveries, Losses, Lease Payment Losses and other amounts, an amount equal to one hundred percent (100%) minus the sum of (i) the invested percentages for all outstanding Group I Series of Notes and
(ii) the available subordinated amount percentages for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization, including all classes of such Series of Notes, in each case as such percentages are calculated on such date with respect to Group I Collections that are Principal Collections, Recoveries, Lease Payment Recoveries, Losses, Lease Payment Losses and other amounts, as applicable.

                  "Retained Interestholder" means DTAG as the owner of all outstanding capital stock of RCFC or any permitted successor or assign.

                  "Series 1997-1 Noteholders" means, collectively, the holders of the Series 1997-1 Notes.

                  "Series 1997-1 Notes" has the meaning specified in
Section 1.1(d) of this Supplement.

                  "Series 1999-1 Accrued Interest Account" has the meaning specified in Section 4.6(b) of this Supplement.

                  "Series 1999-1 Available  Subordinated  Amount" means, for any date of determination, an amount equal to (a) the Series 1999-1 Available Subordinated Amount for the preceding Determination Date, minus (b) the Series 1999-1 Available Subordinated Amount Incremental Losses for the Related Month, plus (c) the Series 1999-1 Available Subordinated Amount Incremental Recoveries for the Related Month, minus (d) the Series 1999-1 Lease Payment Losses allocable to the Series 1999-1 Available Subordinated Amount pursuant to Section
4.7 of this Supplement since the preceding Determination Date, plus (e) the Series 1999-1 Lease Payment Recoveries allocable to the Series 1999-1 Available Subordinated Amount pursuant to Section 4.7 of this Supplement since the preceding Determination Date, plus (f) additional amounts, if any, contributed by RCFC since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1999-1 Closing Date) to the Series 1999-1 Excess Funding Account for allocation to the Series 1999-1 Available Subordinated Amount, including any Cash Liquidity Amount, plus (g) the aggregate Net Book Value of additional Eligible Vehicles contributed by the Retained Interestholder since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1999-1 Closing Date) as Master Collateral for allocation to the Series 1999-1 Available Subordinated Amount pursuant to the Indenture, minus (h) any amounts withdrawn from the Series 1999-1 Excess Funding Account since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1999-1 Closing Date) for allocation to the Retained Distribution Account. The "Series 1999-1 Available Subordinated Amount" for the Series 1999-1 Closing Date through the first Determination Date shall mean $15,000,000.

                  "Series 1999-1 Available Subordinated Amount Incremental Losses" means, for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to the Series 1999-1 Available Subordinated Amount pursuant to Section 4.7 of this Supplement.

                  "Series 1999-1 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to the Series 1999-1 Available Subordinated Amount pursuant to Section 4.7 of this Supplement.

                  "Series 1999-1 Available Subordinated Amount Maximum Increase" means 1.1% of the sum of the Series 1999-1 Initial Invested Amount and the Series 1999-1 Available Subordinated Amount provided, however, that if (i) a Series 1999-1 Enhancement Deficiency arises out of any Losses or Lease Payment Losses and (ii) the Rating Agencies shall have notified RCFC and the Trustee in writing that, after cure of such Series 1999-1 Enhancement Deficiency is provided for, the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes, will each receive the same rating from the Rating Agencies as they received immediately prior to the occurrence of such Series 1999-1
Enhancement Deficiency, then the Series 1999-1 Available Subordinated Amount Maximum Increase applicable to the cure of such Series 1999-1 Enhancement Deficiency shall not be limited in amount.

                  "Series 1999-1 Cash Collateral Account" has the meaning specified in Section 4.20(a) of this Supplement.

                  "Series 1999-1 Cash Collateral Account Surplus" means, as of any date of determination subsequent to the establishment and funding of the Series 1999-1 Cash Collateral Account pursuant to Section 4.21(a) of this Supplement, the amount, if any, by which (a) the Series 1999-1 Letter of Credit Amount exceeds (b) the Minimum Series 1999-1 Letter of Credit Amount.

                  "Series  1999-1  Cash  Liquidity   Account"  has  the  meaning
specified in Section 4.6(b) of this Supplement.

                  "Series 1999-1 Closing Date" means April 29, 1999.

                  "Series 1999-1 Collection Account" has the meaning specified in Section 4.6(a) of this Supplement.

                  "Series 1999-1 Controlled Amortization Period" means any or all of the Class A Controlled Amortization Period, the Class B Controlled Amortization Period, the Class C Controlled Amortization Period, and the Class D Controlled Amortization
Period, as the context requires.

                  "Series  1999-1  Deposit  Date" has the meaning  specified  in
Section 4.7 of this Supplement.

                  "Series 1999-1 Enhancement Deficiency" means, with respect to any date of determination, the amount, if any, by which (a) the Class A Enhancement Amount is less than the Minimum Class A Enhancement Amount for such day, (b) the Class B Enhancement Amount is less than the Minimum Class B Enhancement Amount for such day, (c) the Class C Enhancement Amount is less than the Minimum Class C Enhancement Amount for such day, or (d) the Class D Enhancement Amount is less than the Minimum Class D Enhancement Amount for such day, as the context requires.

                  "Series 1999-1 Enhancement Factor" means, as of any date of determination, an amount equal to (i) 100% minus (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the amounts determined pursuant to clauses (a) and (b) of the definition of Minimum Class D Enhancement Amount as of such date and the denominator of which is the Invested Amount for the Series 1999-1 Notes as of such date.

                  "Series  1999-1  Excess  Funding   Account"  has  the  meaning
specified in Section 4.6(a) of this Supplement.

                  "Series 1999-1 Initial Invested Amount" means
$250,000,000.

                  "Series 1999-1 Interest Collections" means on any date of determination, all Collections in the Group I Collection Account which represent Monthly Variable Rent, Monthly Finance Rent or the Availability Payment under the Master Lease accrued with respect to the Series 1999-1 Notes, plus the Series 1999-1 Invested Percentage of any amount earned on Permitted Investments in the Series 1999-1 Collection Account which constitute Group I Collateral and which are available for distribution on such date.

                  "Series 1999-1 Interest Period" means a period from and including a Payment Date to but excluding the next succeeding Payment Date; provided, however, that the initial Series 1999-1 Interest Period shall be from the Series 1999-1 Closing Date to the initial Payment Date.

                  "Series 1999-1 Invested Percentage" means, on any date of determination:

                  (i) when used with respect to Principal Collections, during the Series 1999-1 Revolving Period, and when used with respect to Losses, Lease Payment Losses, Recoveries, Lease Payment Recoveries, cash on deposit in the Master Collateral Account and the Collection
         Account, the Minimum Class A Enhancement Amount, the Minimum Class B Enhancement Amount, the Minimum Class C Enhancement Amount, the Minimum Class D Enhancement Amount, and other amounts at all times, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of (x) the Invested Amount and (y) the Series 1999-1 Available Subordinated Amount, in each case as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1999-1 Closing Date, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1999-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes including all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                  (ii) when used with respect to Principal Collections during the Series 1999-1 Controlled Amortization Period and the Series 1999-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of (x) the Invested Amount and (y) the Series 1999-1 Available Subordinated Amount, in each case as of the end of the related Series 1999-1 Revolving Period, and the denominator of which shall be the greater of
         (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes including all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization).

                  "Series 1999-1 Investor Monthly Servicing Fee" means the Series 1999-1 Invested Percentage of the Group I Monthly Servicing Fee.

                  "Series  1999-1  Lease  Payment   Losses"  means,  as  of  any
Determination Date, an amount equal to the Series 1999-1 Invested Percentage of Lease Payment Losses as of such date.

                  "Series 1999-1 Lease Payment Recoveries" means, as of any Determination Date, the Series 1999-1 Invested Percentage of all Lease Payment Recoveries during the Related Month.

                  "Series 1999-1 Letter of Credit" means the irrevocable letter of credit issued by the Series 1999-1 Letter of Credit Provider in favor of the Trustee for the benefit of the Series 1999-1 Noteholders or any successor or replacement letter of credit meeting the requirements of this Supplement and the Master Lease.

                  "Series 1999-1 Letter of Credit Amount" means, as of any date of determination, the amount (a) available to be drawn on such date under the Series 1999-1 Letter of Credit, as specified therein or (b) if the Series 1999-1 Cash Collateral Account has been established and funded pursuant to Section 4.21 of this Supplement, the amount on deposit in the Series 1999-1 Cash Collateral Account on such date, which in either case in no event shall be less than the Minimum Series 1999-1 Letter of Credit Amount.

                  "Series 1999-1 Letter of Credit Expiration Date" means the date the Series 1999-1 Letter of Credit expires as specified in the Series 1999-1 Letter of Credit.

                  "Series 1999-1 Letter of Credit Provider" means Credit Suisse First Boston, a Swiss banking corporation, or such other Person providing the Series 1999-1 Letter of Credit in accordance with the terms of this Supplement and the Master Lease.

                  "Series 1999-1 Monthly Servicing Fee" means the Series 1999-1 Invested Percentage of the Group I Monthly Servicing Fee.

                  "Series 1999-1 Monthly Supplemental Servicing Fee" means the Series 1999-1 Invested Percentage of the Group I Supplemental Servicing Fee.

                  "Series 1999-1 Note Prepayment Premium" has the meaning specified in Section 8.1(c) of this Supplement.

                  "Series 1999-1 Noteholders" means, collectively, the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders.

                  "Series 1999-1 Notes" has the meaning specified in the first paragraph of Article 1 of this Supplement.

                  "Series 1999-1 Principal Allocation" has the meaning specified in Section 4.7(a)(i)(2) of this Supplement.

                  "Series 1999-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1999-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1999-1 Notes are paid in full, (ii) the Series 1999-1 Termination Date and (iii) the termination of the Indenture in accordance with its terms.

                  "Series 1999-1 Revolving Period" means, with respect to any class of the Series 1999-1 Notes, the period from and including the Series 1999-1 Closing Date to the earlier of (i) the commencement of the Series 1999-1 Controlled Amortization Period related to such class of Notes and (ii) the commencement (if any) of the Series 1999-1 Rapid Amortization Period.

                  "Series 1999-1 Termination Date" means, with respect to the Class A Notes, Class B Notes, Class C Notes and the Class D Notes, the February 2007 Payment Date.

                  "Servicer" means Thrifty, Dollar or any Additional Lessee, as applicable, in its capacity as a servicer under the Master Lease and any successor servicer thereunder.

                  "Shared Principal Collections" means, as of any Payment Date, Principal Collections allocable to a Group I Series of Notes as of such Payment Date that are not required to make principal payments with respect to such Group I Series of Notes as of such Payment Date under the related Series Supplement and are allocable in accordance with the terms of such Series Supplement to make payments on other Group I Series of Notes.

                  "Sublease" means a standardized lease agreement, for the leasing of Vehicles, between a Lessee, as lessor, and an Eligible Franchisee, as lessee.

                  "Temporary  Global Class A Notes" has the meaning specified in
Section 7.1(b) of this Supplement.

                  "Temporary  Global Class B Notes" has the meaning specified in
Section 7.2(b) of this Supplement.

                  "Temporary  Global Class C Note" has the meaning  specified in
Section 7.3(b) of this Supplement.

                  "Temporary  Global Class D Note" has the meaning  specified in
Section 7.4(b) of this Supplement.

                  "Termination Payment" is defined in Section 12.3 of the Master Lease.

                  "Toyota" means Toyota Motor Sales, U.S.A., Inc., a California corporation

                  "U.S. Dollar" means the lawful currency of the United States of America.

                  "Vehicle Lease Expiration Date" with respect to each Group I Vehicle, means the earliest of (i) the Disposition Date for such Group I Vehicle, (ii) if such Group I Vehicle becomes a Casualty, the date funds in the amount of the Net Book Value thereof are received by the Lessor, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) from any of the Lessees in accordance with the Master Lease, and (iii) the Maximum Vehicle Lease Term of the Operating Lease and the Financing Lease, as applicable, as specified in, respectively, paragraph 5 of each of Annex A and Annex B to the Master Lease.

                  "Vehicle Term" is defined in Section 3.1 of the Master
                   ------------                -----------
Lease.

                  (c) Subordination Provisions. The following shall govern the interpretation and construction of the subordination provisions of this Supplement (including Sections 1.1, 4.8, 4.9, 4.10, 4.14, 4.16, 4.23 and 4.25
hereof): (i) this Supplement is intended to constitute a subordination agreement under New York law, (ii) the subordination provided for in this Supplement is intended to and shall be deemed to constitute a "complete subordination" under New York law, and, as such, shall be applicable whether or not the Issuer or any of the Series 1999-1 Noteholders is a debtor in a case (a "bankruptcy case") under title 11 of the United States Code (or any amended or successor version thereof) (the "Bankruptcy Code"), (iii) (A) any reference to Class A, Class B, Class C or Class D Notes shall include all obligations of the Issuer now or hereafter existing under each such Series 1999-1 Note, whether for principal, interest, fees, expenses or otherwise, and (B) without limiting the generality of the foregoing, "interest" owing on the Class A, Class B, Class C or Class D Notes shall expressly include any and all interest accruing after the commencement of any bankruptcy case or other insolvency proceeding where the Issuer is the debtor, notwithstanding any provision or rule of law (including, without limitation, 11 U.S.C. ss.ss. 502, 506(b) (1994) (or any amended or successor version thereof)) that might restrict the rights of any holder of any of such Series 1999-1 Notes, as against the Issuer or any one else, to collect such interest, (iv) "payments" prohibited under the subordination provisions of this Supplement shall include any distributions of any type, whether cash, other debt instruments, or any equity instruments, regardless of the source thereof, and (v) the holder of any Series 1999-1 Note retains such holder's right, under 11 U.S.C. ss. 1126 (1994) (or any amended or successor version thereof), to vote to accept or reject any plan of reorganization proposed for the Issuer in any subsequent bankruptcy of the Issuer; provided, however, that, regardless of any such vote or of the exercise of any other rights such holder (or its agents) may have under the Bankruptcy Code, and without limiting the generality of the other clauses of this Section 2.1(c), any distributions that such holder is to receive on account of such holder's Series 1999-1 Notes under any such plan of reorganization, from the Issuer, from any collateral, from any guarantor, or from any other source shall be subordinated in right of payment as set forth herein and shall instead be distributed in the order of priority set forth herein.

                                    ARTICLE 3

                     GRANT OF RIGHTS UNDER THE MASTER LEASE

                  Section 3.1  Grant of Security Interest.

                  (a) To secure the RCFC Obligations and to secure compliance with the provisions of the Base Indenture and this Supplement, RCFC hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the holders of any of the Group I Series of Notes (the "Group I Noteholders", and hereby grants to the Trustee, for the benefit of the Group I Noteholders, a security interest in all of RCFC's right, title and interest in and to all of the following assets, property and interest in property of RCFC, whether now owned or hereafter acquired or created, as it relates to the Master Lease, as that term is defined in this Supplement (all of the foregoing being referred to as the "Master Lease Collateral"):

(i) the rights of RCFC under the Master Lease and any other agreements relating to the Vehicles to which RCFC is a party other than the Vehicle Disposition Programs and any Vehicle insurance agreements (collectively, the "RCFC Agreements"), including, without limitation, all monies due and to become due to RCFC from the Lessees under or in connection with the RCFC Agreements, whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the RCFC Agreements or otherwise, and all rights, remedies, powers, privileges and claims of RCFC against any other party under or with respect to the RCFC Agreements (whether arising pursuant to the terms of such RCFC Agreements or otherwise available to RCFC at law or in equity), including the right to enforce any of the RCFC Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the RCFC Agreements or the obligations of any party thereunder;

(ii) the Demand Note;

(iii) all proceeds, products, offspring, rents or profits of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Trustee is the loss payee thereof), and cash;

provided, however, the Master Lease Collateral shall not include the Retained Distribution Account, any funds on deposit therein from time to time, any certificates or instruments, if any, representing or evidencing any or all of the Retained Distribution Account or the funds on deposit therein from time to time, or any Permitted Investments made at any time and from time to time with the funds on deposit in the Retained Distribution Account (including the income thereon).

                  (b)  The  Trustee,  as  trustee  on  behalf  of  the  Group  I
Noteholders, acknowledges the foregoing grant, accepts the trusts under this Supplement in accordance with the provisions of the Indenture and this Supplement and agrees to perform its duties required in this Supplement to the best of its abilities to the end that the interests of the Group I Noteholders may be adequately and effectively protected. The Master Lease Collateral shall secure the Group I Series of Notes equally and ratably without prejudice, priority (except as otherwise stated in this Supplement) or distinction.


                                    ARTICLE 4

                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Any provisions of Article 4 of the Base Indenture and the Series 1997-1 Supplement which allocate and apply Collections shall continue to apply irrespective of the issuance of the Series 1999-1 Notes. Sections 4.1 through 4.5 of the Base Indenture shall be read in their entirety as provided in the Base Indenture, provided that for purposes of the Series 1999-1 Notes, clauses (c), (d) and (e) of Section 4.2 of the Base Indenture shall be modified as permitted by Section 11.1(f) of the Base Indenture and shall read as follows:

                  (c) Right of Master Servicer to Deduct Fees. Notwithstanding anything in this Indenture to the contrary but subject to any limitations set forth in the applicable Supplement, as long as (x) the Master Servicer is DTAG or an Affiliate of DTAG and (y) the Retained Interest Amount equals or exceeds zero, the Master Servicer (i) may make or cause to be made deposits of Collections to the Group I Collection Account net of any amounts which are allocable to the Retained Distribution Account and represent amounts due and owing to it in its capacity as Master Servicer and (ii) need not deposit or cause to be deposited any amounts to be paid to the Master Servicer pursuant to this Section 4.2 and such amounts will be deemed paid to the Master Servicer, as the case may be, pursuant to this Section 4.2.

                  (d) Sharing Collections. To the extent that Principal Collections that are allocated to the Series 1999-1 Notes on a Payment Date are not needed to make payments of principal to Series 1999-1 Noteholders or required to be deposited in the Class A Distribution Account, the Class B Distribution Account, the Class C Distribution Account or the Class D Distribution Account on such Payment Date, such Principal Collections may, at the direction of the Master Servicer, be applied to cover principal payments due to or for the benefit of Noteholders of other Group I Series of Notes. Any such reallocation will not result in a reduction of the Aggregate Principal Balance or the Invested Amount of the Series 1999-1 Notes.

                  (e) Unallocated Principal Collections. If, after giving effect to Section 4.2(d), Principal Collections allocated to the Series 1999-1 Notes on any Payment Date are in excess of the amount required to pay amounts due in respect of the Series 1999-1 Notes on such Payment Date in full, then any such excess Principal Collections shall be allocated to the Retained Distribution Account (provided that no Series 1999-1 Enhancement Deficiency or Asset Amount Deficiency exists or would result from such allocation).

                  In addition, for purposes of Section 4.2(a) of the Base Indenture, the Master Servicer in its capacity as such under the Master Lease shall cause all Collections allocable to Group I Collateral in accordance with the Indenture and the Master Collateral Agency Agreement, as applicable, to be paid directly into the Group I Collection Account or the Master Collateral Account, as applicable.

                  Article 4 of the Base Indenture (except for Sections 4.1 through 4.5 thereof subject to the proviso in the first paragraphs of this
Article 4 and the immediately preceding sentence) shall read in its entirety as follows and shall be applicable only to the Series 1999-1 Notes:

                  Section  4.6  Establishment  of  Group I  Collection  Account,
Series 1999-1 Collection Account, Series 1999-1 Excess Funding Account and Series 1999-1 Accrued Interest Account.

                  (a) The Trustee has created an administrative sub-account within the Collection Account for the benefit of holders of Notes from a Group I Series of Notes (such sub-account, the "Group I Collection Account"). In addition, the Trustee will create two administrative sub-accounts within the Collection Account. One such sub-account will be established for the benefit of the Series 1999-1 Noteholders (such sub-account, the "Series 1999-1 Collection Account"). The second such sub-account will be established for the benefit of the Series 1999-1 Noteholders (such sub-account, the "Series 1999-1 Excess Funding Account").

                  (b) The Trustee will further divide the Series 1999-1 Collection Account by creating an additional administrative sub-account for the Series 1999-1 Noteholders (such sub-account, the "Series 1999-1 Accrued Interest Account"). The Trustee will further divide the Series 1999-1 Excess Funding Account by creating an additional administrative sub-account for the Series 1999-1 Noteholders (such sub-account, the "Series 1999-1 Cash Liquidity Account").

                  (c) All Collections in respect of the Group I Collateral and allocable to the Group I Series of Notes shall be allocated to the Group I Collection Account. All Collections in the Group I Collection Account allocable to the Series 1999-1 Notes and the Series 1999-1 Available Subordinated Amount shall be allocated to the Series 1999-1 Collection Account or the Series 1999-1 Excess Funding Account as provided hereinbelow; provided, however, the Trustee also shall deposit all amounts required to be deposited in the Series 1999-1 Cash Liquidity Account as provided hereinbelow and such amounts on deposit in the Series 1999-1 Cash Liquidity Account shall only be available for application as provided in Sections 4.8(f), 4.9(a), (b), (c) and (d), and shall not be available to be withdrawn in respect of amounts otherwise to be withdrawn from the Series 1999-1 Excess Funding Account pursuant to the Base Indenture, this Supplement or any other Series Supplement.

                  Section 4.7 Allocations with Respect to the Series 1999-1 Notes. All allocations in this Section 4.7 will be made in accordance with written direction of the Master Servicer. The proceeds from the sale of the Series 1999-1 Notes, together with any funds deposited with RCFC by DTAG, will, on the Series 1999-1 Closing Date, be deposited by the Trustee into the Group I Collection Account and, concurrently with such initial deposit, allocated by the Trustee to the Series 1999-1 Excess Funding Account. On each Business Day on which Collections are deposited into the Group I Collection Account (each such date, a "Series 1999-1 Deposit Date"), the Master Servicer will direct the Trustee in writing to allocate all amounts deposited into the Group I Collection Account in accordance with the provisions of this Section 4.7:

                  (a) Allocations During the Revolving Period. During the Series 1999-1 Revolving Period, the Master Servicer will direct the Trustee to allocate on each Series 1999-1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                    (i)  with respect to all Collections (including Recoveries):

                         (1) allocate to the Series 1999-1 Collection Account an
                    amount equal to the Series 1999-1 Interest Collections received on such day. All such amounts allocated to the Series 1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; provided, however, that if with respect to any Related Month the aggregate of all such amounts allocated to the Series 1999-1 Accrued Interest Account during such Related Month exceeds the amount of interest and fees due and payable in respect of the Series 1999-1 Notes on the Payment Date next succeeding such Related Month pursuant to Sections 4.8(a),
                    (b), (c) and (d) then the amount of such excess shall be allocated first, to the Series 1999-1 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such Series 1999-1 Deposit Date, and thereafter, the remainder of such amount shall be allocated to the Series 1999-1 Excess Funding Account;

                         (2) allocate an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Collections that are Principal Collections on such day (for any such day, such amount, the "Series 1999-1 Principal Allocation") first, to the Series 1999-1 Cash Liquidity Account, to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 1999-1 Cash Liquidity Account pursuant to
                    Section 4.7(a)(i)(1), and thereafter, allocate the remainder of such amount to the Series 1999-1 Excess Funding Account; and

                         (3) allocate to the Retained Distribution Account an amount equal to (x) the applicable Retained Interest Percentage (as of such day) of the aggregate amount of Collections that are Principal Collections on such date, minus (y) any amounts, other than Servicing Fees, which have been withheld by the Master Servicer pursuant to Section 4.2(c) of the Base Indenture to the extent such amounts withheld under Section 4.2(c) of the Base Indenture represent all or part of the Retained Interest Amount;

                    (ii) with respect to all Recoveries:

                         (1) allocate an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, first, to replenish the Class A Invested Amount to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); second, to replenish the Class B Invested Amount to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause
                    (iii)  below and not  replenished  pursuant  to this  clause
                    (ii); third, to replenish the Class C Invested Amount to the extent that the Class C Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); fourth, to replenish the Class D Invested Amount to the extent that the Class D Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); fifth, to replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) in respect of unpaid Demand Note draws, which withdrawals have not been replenished pursuant to this clause (ii); sixth, to replenish the Series 1999-1 Available Subordinated Amount to the extent that the Series 1999-1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); and seventh, any remaining Recoveries not so allocated shall be released to the Issuer and available, at the Issuer's option, to be loaned to DTAG under the Demand Note or used for other corporate purposes; and

                         (2) allocate to the Retained  Interest Amount an amount
                    equal to the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date to the extent that the Retained Interest Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii);

                    (iii) with respect to all Losses:

                         (1) allocate an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Losses on such day, first, to reduce the Series 1999-1 Available Subordinated Amount until the Series 1999-1 Available Subordinated Amount has been reduced to zero; second, allocate remaining Losses to making a claim under the Demand Note until such claim would reduce the Demand Note to zero; third, allocate remaining Losses to reduce the Class D Invested Amount until the Class D Invested Amount has been reduced to zero; fourth, allocate remaining Losses to reduce the Class C Invested Amount until the Class C Invested Amount has been reduced to zero; fifth, allocate remaining Losses to reduce the Class B Invested Amount until the Class B Invested Amount has been reduced to zero; and sixth, allocate remaining Losses to reduce the Class A Invested Amount until the Class A Invested Amount has been reduced to zero; and

                         (2) on any such  Business  Day allocate to the Retained
                    Interest Amount an amount equal to the Retained Interest Percentage (as of such day) of the aggregate amount of such Losses on such day, which amount shall reduce the Retained Interest Amount.

                    (iv) with respect to all Lease Payment Recoveries:

                         (1) allocate an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Lease Payment Recoveries on such day, first, to replenish the Class A Invested Amount, to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause
                    (iv); second, to replenish the Class B Invested Amount, to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); third, to replenish the Class C Invested Amount, to the extent that the Class C Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); fourth, to replenish the Class D Invested Amount, to the extent that the Class D Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); fifth, to replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to
                    Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1999-1 Letter of Credit pursuant to clause (v) below that have not been replenished pursuant to this clause (iv); sixth, to replenish the Series 1999-1 Available Subordinated Amount to the extent that the Series 1999-1 Available Subordinated Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); and seventh, any remaining Recoveries not so allocated shall be released to the Issuer; and

                         (2) allocate to the Retained  Interest Amount an amount
                    equal to the Retained Interest Percentage (as of such day) of the aggregate amount of Lease Payment Recoveries on such date to the extent that the Retained Interest Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv);

                    (v) with respect to all Lease Payment Losses:

                         (1) allocate an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Lease Payment Losses on such day, first, to reduce the Series 1999-1 Available Subordinated Amount until the Series 1999-1 Available Subordinated Amount has been reduced to zero; second, allocate remaining Lease Payment Losses to making a drawing under the Series 1999-1 Letter of Credit (except during any Insolvency Period to the extent that any such drawing is prohibited during such Insolvency Period pursuant to Section 4.24(c) of this Supplement) until such drawing would reduce the Series 1999-1 Letter of Credit Amount to zero; third, allocate remaining Lease Payment Losses to reduce the Class D Invested Amount until the Class D Invested Amount has been reduced to zero; fourth, allocate remaining Lease Payment Losses to reduce the

                    Class C Invested Amount until the Class C Invested Amount has been reduced to zero; fifth, allocate remaining Lease Payment Losses to reduce the Class B Invested Amount until the Class B Invested Amount has been reduced to zero; and sixth, allocate remaining Lease Payment Losses to reduce the Class A Invested Amount until the Class A Invested Amount has been reduced to zero; and

                         (2) allocate to the Retained  Interest Amount an amount
                    equal to the Retained Interest Percentage (as of such day) of the aggregate amount of such Lease Payment Losses on such day, which amount shall reduce the Retained Interest Amount.

                  (b) Allocations During the Series 1999-1 Controlled Amortization Period. During the Series 1999-1 Controlled Amortization Period, the Master Servicer will direct the Trustee to allocate, on each Series 1999-1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                    (i) with respect to all Collections (including Recoveries):

                         (1) allocate to the Series 1999-1 Collection Account an
                    amount determined as set forth in Section 4.7(a)(i)(1) above for such day, which amount shall be deposited in the Series 1999-1 Accrued Interest Account and, as and to the extent provided in Section 4.7(a)(i)(1) above, allocated to the Series 1999-1 Cash Liquidity Account (following the establishment thereof pursuant to Section 4.24(d) of this Supplement) and the Series 1999-1 Excess Funding Account in the priority set forth therein;

                         (2) (A)  during  the  Class A  Controlled  Amortization
                    Period, allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes; provided, however, that if the aggregate amount of all the Series 1999-1 Principal Allocations during such Related Month exceeds the Class A Controlled Distribution Amount for the Payment Date next succeeding such Related Month such excess shall be allocated first, to the Series 1999-1 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 1999-1 Cash Liquidity

                    Account pursuant to Section 4.7(b)(i)(1), and thereafter, the remainder of such excess shall be allocated to the Series 1999-1 Excess Funding Account; (B) during the Class B Controlled Amortization Period, allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B Notes; provided, however, that if the aggregate amount of all the Series 1999-1 Principal Allocations during such
                    Related Month exceeds the Class B Controlled Distribution Amount for the Payment Date next succeeding such Related Month, then such excess shall be allocated first, to the Series 1999-1 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 1999-1 Cash Liquidity Account pursuant to Section 4.7(b)(i)(1), and thereafter, the remainder of such excess shall be allocated to the Series 1999-1 Excess Funding Account; (C) during the Class C Controlled Amortization Period, allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C Notes; provided, however, that if the aggregate amount of all the Series 1999-1 Principal Allocations during such
                    Related Month exceeds the Class C Controlled Distribution Amount for the Payment Date next succeeding such Related Month, then such excess shall be allocated first, to the Series 1999-1 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 1999-1 Cash Liquidity Account pursuant to Section 4.7(b)(i)(1), and thereafter, the remainder of such excess shall be allocated to the Series 1999-1 Excess Funding Account; and (D) during the Class D Controlled Amortization Period, allocate to the Series 1999-1 Collection Account an amount equal to the
                    Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class D Notes; provided, however, that if the aggregate amount of all the Series 1999-1 Principal Allocations during such Related Month exceeds the Class D Controlled Distribution Amount for the Payment Date next succeeding such Related Month, then such excess shall be allocated first, to the Series 1999-1 Cash Liquidity Account to the extent of any Cash Liquidity Amount

                    Deficiency on such date after giving effect to any deposit to the Series 1999-1 Cash Liquidity Account pursuant to
                    Section 4.7(b)(i)(1), and thereafter, the remainder of such excess shall be allocated to the Series 1999-1 Excess Funding Account; and

                         (3) allocate to the Retained Distribution Account an amount determined as set forth in Section 4.7(a)(i)(3) above for such day;

                    (ii) with respect to all Recoveries:

                         (1) increase the Class A Invested Amount,  increase the
                    Class B Invested Amount, increase the Class C Invested Amount, increase the Class D Invested Amount, replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) in respect of unpaid Demand Note draws, which withdrawals have not been replenished under this clause
                    (ii), increase the Series 1999-1 Available Subordinated Amount, and release any remaining Recoveries to the Issuer, as and to the extent provided in Section 4.7(a)(ii)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(ii)(2) above for such day;

                    (iii) with respect to all Losses:

                         (1) decrease the Series 1999-1  Available  Subordinated
                    Amount, make a claim under the Demand Note, decrease the Class D Invested Amount, decrease the Class C Invested
                    Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in
                    Section 4.7(a)(iii)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(iii)(2) above for such day, which amount shall reduce the Retained Interest Amount.

                    (iv) with respect to all Lease Payment Recoveries:

                         (1) increase the Class A Invested Amount,  increase the
                    Class B Invested Amount, increase the Class C Invested Amount, increase the Class D

                    Invested Amount, replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1999-1 Letter of Credit pursuant to clause (v) below that have not been replenished pursuant to this clause (iv); and increase the Series 1999-1 Available Subordinated Amount as and to the extent provided in Section 4.7(a)(iv)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(iv)(2) above for such day;

                    (v) with respect to all Lease Payment Losses:

                         (1) decrease the Series 1999-1  Available  Subordinated
                    Amount, make a claim under the Series 1999-1 Letter of Credit, decrease the Class D Invested Amount, decrease the Class C Invested Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(v)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(v)(2) above for such day, which amount shall reduce the Retained Interest Amount.

                  (c) Allocations During the Series 1999-1 Rapid Amortization Period. During the Series 1999-1 Rapid Amortization Period, the Master Servicer will direct the Trustee to allocate, on each Series 1999-1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                         (i)  with   respect  to  all   Collections   (including
                    Recoveries):

                         (1) allocate to the Series 1999-1 Collection Account an
                    amount determined as set forth in Section 4.7(a)(i)(1) above for such day, plus an amount up to $500,000 to be applied to the payment of legal fees and expenses, if any and, if DTAG is no longer the Master Servicer, the amount equal to the sum of the Series 1999-1 Monthly Servicing Fee and Series 1999-1 Monthly Supplemental Servicing Fee, which amount shall be deposited in the Series 1999-1 Accrued Interest Account and, as and to the extent provided in Section 4.7(a)(i)(1) above, allocated to the Series 1999-1 Cash Liquidity

                    Account and Series 1999-1 Excess Funding Account in the priority set forth therein;

                         (2) allocate to the Series 1999-1 Collection Account an
                    amount equal to the Series 1999-1 Principal Allocation for such day, which amounts shall be used to make principal payments in respect of the Class A Notes and, after the Class A Notes have been paid in full, shall be used to make principal payments in respect of the Class B Notes and, after the Class B Notes have been paid in full, shall be used to make principal payments in respect of the Class C Notes and, after the Class C Notes have been paid in full, shall be used to make principal payments in respect of the Class D Notes; and

                         (3) allocate to the Retained Distribution Account an amount determined as set forth in Section 4.7(a)(i)(3) above for such day;

                    (ii) with respect to all Recoveries:

                         (1) increase the Class A Invested Amount,  increase the
                    Class B Invested Amount, increase the Class C Invested Amount, increase the Class D Invested Amount, replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) in respect of unpaid Demand Note draws, which withdrawals have not been replenished under this clause
                    (ii), increase the Series 1999-1 Available Subordinated Amount, and pay any remaining Recoveries to the Group I Collection Account for payment of principal to the Series 1999-1 Noteholders on the next succeeding Payment Date as required pursuant to Section 4.10; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(ii)(2) above for such day;

                    (iii) with respect to all Losses:

                         (1) decrease the Series 1999-1  Available  Subordinated
                    Amount, make a claim under the Demand Note, decrease the Class D Invested Amount, decrease the Class C Invested
                    Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in
                    Section 4.7(a)(iii)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(iii)(2) above for such day, which amount shall reduce the Retained Interest Amount.

                    (iv) with respect to all Lease Payment Recoveries:

                         (1) increase the Class A Invested Amount,  increase the
                    Class B Invested Amount, increase the Class C Invested Amount, increase the Class D Invested Amount, replenish the Series 1999-1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1999-1 Letter of Credit pursuant to clause (v) below that have not been replenished pursuant to this clause
                    (iv); and increase the Series 1999-1 Available Subordinated Amount as and to the extent provided in Section 4.7(a)(iv)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(iv)(2) above for such day;

                    (v) with respect to all Lease Payment Losses:

                         (1) decrease the Series 1999-1  Available  Subordinated
                    Amount, make a claim under the Series 1999-1 Letter of Credit, decrease the Class D Invested Amount, decrease the Class C Invested Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(v)(1) above for such day; and

                         (2) allocate to the Retained  Interest Amount an amount
                    determined as set forth in Section 4.7(a)(v)(2) above for such day, which amount shall reduce the Retained Interest Amount.

                  (d) Additional Allocations. Notwithstanding the foregoing provisions of this Section 4.7,

                         (i) provided the Series 1999-1 Rapid Amortization Period has not commenced, amounts allocated to the Series 1999-1 Excess Funding Account that are not required to make payments under the Series 1999-1 Notes pursuant hereto may, as and to the extent permitted in the related Supplements, be used to pay the principal amount of other Group I Series of Notes that are then in amortization and, after such payment, any remaining funds may, at RCFC's option, be (i) used to finance, refinance or acquire Vehicles, to the extent Eligible Vehicles have been requested by any of the Lessees under the Master Lease or
                    (ii)  transferred,  on any  Payment  Date,  to the  Retained
                    Distribution Account, to the extent that the Retained Interest Amount equals or exceeds zero after giving effect to such payment and so long as no Series 1999-1 Enhancement Deficiency or Asset Amount Deficiency exists or would result therefrom; provided, however, that funds remaining after the application of such funds to the payment of the principal amount of other Group I Series of Notes that are in amortization and to the financing, refinancing or acquisition of Group I Vehicles may be transferred to the Retained Distribution Account on a day other than a Payment Date if the Master Servicer furnishes to the Trustee an Officer's Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Master Servicer, on the next Payment Date. Funds in the Retained Distribution Account shall, at the option of RCFC, be available to finance, refinance or acquire Vehicles, to the extent Eligible Vehicles have been requested by any of the Lessees under the Master Lease, or for distribution to the Retained Interestholder (as advances made under the Demand Note or otherwise);

                         (ii) in the event that the Master  Servicer is not DTAG
                    or an Affiliate of DTAG, the Master Servicer shall not be entitled to withhold any amounts pursuant to Section 4.2(c) and the Trustee shall deposit amounts payable to DTAG in its capacity as the Master Servicer in the Collection Account pursuant to the provisions of Section 4.2 on each Series 1999-1 Deposit Date;

                         (iii) any amounts  withheld by the Master  Servicer and
                    not deposited in the Collection Account pursuant to Section 4.2(c) shall be deemed to be deposited in the Collection Account on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this
                    Section 4.7;

                         (iv) if there is more  than one Group I Series of Notes
                    outstanding, then Sections 4.7(a)(i)(3), 4.7(b)(i)(3) and 4.7(c)(i)(3) above shall not be duplicative with any similar provisions contained in any other Supplement and the Retained Interestholder shall only be paid such amount once with respect to any Payment Date;

                         (v) RCFC may, from time to time in its sole discretion,
                    increase the Series 1999-1 Available  Subordinated Amount by
                    (a) (i) allocating to the Series 1999-1 Available Subordinated Amount Eligible Vehicles theretofore allocated to the Retained Interest and (ii) delivering to the Trustee an Officer's Certificate affirming with respect to such Vehicles the representations and warranties set forth in
                    Section 6.14 of the Base Indenture (and an Opinion of Counsel to the same effect) or (b) (i) depositing funds into the Series 1999-1 Excess Funding Account by transfer from the Retained Distribution Account or otherwise, and (ii) delivering to the Master Servicer and the Trustee an Officer's Certificate setting forth the amount of such funds and stating that such funds shall be allocated to the Series 1999-1 Available Subordinated Amount; provided, however, that (x) RCFC shall have no obligation to so increase the Series 1999-1 Available Subordinated Amount at any time and
                    (y) RCFC may not increase the Series 1999-1 Available Subordinated Amount at any time if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 1999-1 Available Subordinated Amount would exceed the applicable Series 1999-1 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 1999-1 Available Subordinated Amount (1) through Recoveries or from funds constituting repayments of principal under the Demand Note, or (2) relating to an increase in any component of the Minimum Enhancement Amount that results from (a) an increase in the ratio of Group I Vehicles that are Non-Program Vehicles to all Group I Vehicles, (b) a reduction in the aggregate amount of cash and Permitted Investments in the Collection Account and the Master Collateral Account that are allocable to the Group I Series of Notes, or (c) a decrease in the Market Value Adjustment Percentage;

                         (vi) provided that the Insolvency Period has not commenced, amounts on deposit in the Series 1999-1 Cash Liquidity Account in excess of the Cash Liquidity Amount on any Series 1999-1 Deposit Date may on such Series 1999-1 Deposit Date be withdrawn from the Series 1999-1 Cash Liquidity Account and deposited into the Series 1999-1 Excess Funding Account; and

                         (vii) if the Insolvency  Period has commenced,  amounts
                    on deposit in the Series 1999-1 Cash Liquidity Account representing the Cash Liquidity Amount will be available to be transferred by the Trustee to the distribution accounts for application pursuant to

                  Sections 4.8(f), 4.9(a), (b), (c) or (d), as applicable.

                  Section 4.8  Monthly Payments.

                  All of the payments in this Section 4.8 will be made in accordance with written direction of the Master Servicer. On each Determination Date, as provided below, the Master Servicer shall instruct the Trustee or Paying Agent to withdraw, and on the following Payment Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Group I Collection Account pursuant to Sections 4.8(a) through (f) below in respect of all funds available from Series 1999-1 Interest Collections processed since the preceding Payment Date and allocated to the holders of the Series 1999-1 Notes.

                  (a) Note Interest with respect to the Class A Notes. On each Determination Date, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1999-1 Accrued Interest Account and deposit in the Class A Distribution Account the lesser of (i) the amount on deposit in the Series 1999-1 Accrued Interest Account and (ii) an amount (the "Class A Interest Amount") equal to the sum of
(x) an amount equal to the interest accrued on the Class A Notes for the related Series 1999-1 Interest Period which will be equal to the product of (A) the Class A Rate for the related Series 1999-1 Interest Period and (B) the Aggregate Principal Balance of the Class A Notes as of the previous Payment Date after giving effect to any principal payments made on such previous Payment Date (or in the case of the initial Payment Date, the Class A Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class A Deficiency Amount as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amount). If the amount on deposit in the Series 1999-1 Accrued Interest Account is insufficient, after taking into account any funds available in the Series 1999-1 Cash Liquidity Account
(following the establishment thereof pursuant to Section 4.24(d) of this Supplement) and the Series 1999-1 Excess Funding Account and applied as described in Section 4.9(a) of this Supplement and any portion of the Series 1999-1 Letter of Credit Amount applied as described in Section 4.9(a) of this Supplement, to pay the Class A Interest Amount on any Payment Date, payments of interest to the Class A Noteholders will be reduced by the amount of such shortfall and an Amortization Event shall be deemed to occur as and to the extent provided in Section 8.1(a) of the Base Indenture. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class A Deficiency Amount." Interest shall accrue on the Class A Deficiency Amount at the applicable Class A Note Rate. On the following Payment Date, the Trustee shall (to the extent available) withdraw the Class A

Interest Amount from the Series 1999-1 Accrued Interest Account and, to the extent provided in Section 4.9(a) of this Supplement, amounts withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and any applied portion of the Series 1999-1 Letter of Credit Amount, and shall deposit such amount in the Class A Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account pursuant to this Section 4.8(a) and Sections 4.8(b), (c) and (d) of this Supplement shall not exceed for any Payment Date the Series 1999-1 Available Subordinated Amount at such time.

                  (b) Note Interest with respect to the Class B Notes. On each Determination Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1999-1 Accrued Interest Account and deposit in the Class B Distribution Account (subject to the provisions of Section 4.14 of this Supplement) the lesser of (i) the amount remaining on deposit in the Series 1999-1 Accrued Interest Account after withdrawal of the amounts specified in clause (a) above and (ii) an amount (the "Class B Interest Amount") equal to the sum of (x) an amount equal to the interest accrued on the Class B Notes for the related Series 1999-1 Interest Period which will be equal to the product of (A) the Class B Rate for the related Series 1999-1 Interest Period and (B) the Aggregate Principal Balance of the Class B Notes as of the previous Payment Date after giving effect to any principal payments made on such previous Payment Date (or in the case of the initial Payment Date, the Class B Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class B Deficiency Amount as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amount). If the amount on deposit in the Series 1999-1 Accrued Interest Account is insufficient, after taking into account any funds available for application in the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and applied as described in Section 4.9(b) of this Supplement and any portion of the Series 1999-1 Letter of Credit Amount applied as described in Section 4.9(b) of this Supplement (subject to the provisions of Section 4.14 of this Supplement), to pay the Class B Interest Amount on any Payment Date, payments of interest to the Class B Noteholders will be reduced by the amount of such shortfall and an Amortization Event shall be deemed to occur as and to the extent provided in Section 8.1(a) of the Base Indenture. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class B Deficiency Amount". Interest shall accrue on the Class B Deficiency Amount at the Class B Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount), the Trustee shall (to the extent available) withdraw the Class B Interest Amount from the Series 1999-1 Accrued Interest Account and, to the extent provided in Section 4.9(b) of this Supplement, amounts withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and any applied portion of the Series 1999-1
Letter of Credit Amount, and shall deposit such amount in the Class B Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account pursuant to this Section 4.8(b) and Sections 4.8(a), (c) and (d) of this Supplement shall not exceed for any Payment Date the Series 1999-1 Available Subordinated Amount at such time.

                  (c) Note Interest with respect to the Class C Notes. On each Determination Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account and all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1999-1 Accrued Interest Account and deposit in the Class C Distribution Account (subject to the provisions of Section 4.16 of this Supplement) the lesser of (i) the amount remaining on deposit in the Series 1999-1 Accrued Interest Account after withdrawal of the amounts specified in clauses (a) and (b) above and (ii) an amount (the "Class C Interest Amount") equal to the sum of (x) an amount equal to the interest accrued on the Class C Notes for the related Series 1999-1 Interest Period which will be equal to the product of (A) the Class C Rate for the related Series 1999-1 Interest Period and (B) the Aggregate Principal Balance of the Class C Notes as of the previous Payment Date after giving effect to any principal payments made on such previous Payment Date (or in the case of the initial Payment Date, the Class C Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class C Deficiency Amount as of the preceding Payment Date (together with any accrued interest on such Class C Deficiency Amount). If the amount on deposit in the Series 1999-1 Accrued Interest Account is insufficient, after taking into account any funds available for application in the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and applied as described in Section 4.9(c) of this Supplement and any portion of the Series 1999-1 Letter of Credit Amount applied as described in Section 4.9(c) of this Supplement (subject to the provisions of Section 4.16 of this Supplement), to pay the Class C Interest Amount on any Payment Date, payments of interest to the Class C Noteholders will be reduced by the amount of such shortfall and an Amortization Event shall be deemed to occur as and to the extent provided in
Section 8.1(a) of the Base Indenture. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class C Deficiency Amount". Interest shall accrue on the Class C Deficiency Amount at the Class C Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount) and all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account (including, without limitation, all accrued interest, the Class B Deficiency Amount, and all interest accrued on such Class B Deficiency Amount), the Trustee shall (to the extent available) withdraw the Class C Interest Amount from the Series 1999-1 Accrued Interest Account, and, to the extent provided in
Section 4.9(c) of this Supplement, amounts withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and any applied portion of the Series 1999-1 Letter of Credit Amount, and shall deposit such amount in the Class C Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account pursuant to this Section 4.8(c) and Sections 4.8(a),(b) and (d) of this Supplement shall not exceed for any Payment Date the Series 1999-1 Available Subordinated Amount at such time.

                  (d) Note Interest with respect to the Class D Notes. On each Determination Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account, all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account and all payments on account of interest that are required to be made to the Class C Noteholders are available in the Class C Distribution Account, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1999-1 Accrued Interest Account and deposit in the Class D Distribution Account (subject to the provisions of
Section 4.23 of this Supplement) the lesser of (i) the amount remaining on deposit in the Series 1999-1 Accrued Interest Account after withdrawal of the amounts specified in clauses (a), (b) and (c) above and (ii) an amount (the "Class D Interest Amount") equal to the sum of (x) an amount equal to the interest accrued on the Class D Notes for the related Series 1999-1 Interest Period which will be equal to the product of (A) the Class D Rate for the related Series 1999-1 Interest Period and (B) the Aggregate Principal Balance of the Class D Notes as of the previous Payment Date after giving effect to any principal payments made on such previous Payment Date (or in the case of the initial Payment Date, the Class D Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class D Deficiency Amount (as defined below) as of the preceding Payment Date (together with any accrued interest on such Class D Deficiency Amount). If the amount on deposit in the Series 1999-1 Accrued Interest Account is insufficient, after taking into account any funds available for application in the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and applied as described in
Section 4.9(d) of this Supplement and any portion of the Series 1999-1 Letter of Credit Amount applied as described in Section 4.9(d) of this Supplement (subject to the provisions of Section 4.23 of this Supplement), to pay the Class D Interest Amount on any Payment Date, payments of interest to the Class D Noteholders will be reduced by the amount of such shortfall and an Amortization Event shall be deemed to occur as and to the extent provided in Section 8.1(a) of the Base Indenture. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class D Deficiency Amount". Interest shall accrue on the Class D Deficiency Amount at the Class D Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount), all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account (including, without limitation, all accrued interest, the Class B Deficiency Amount, and all interest accrued on such Class B Deficiency Amount), and all payments on account of interest that are required to be made to the Class C Noteholders are available in the Class C Distribution Account (including, without limitation, all accrued interest, the Class C Deficiency Amount, and all interest accrued on such Class C Deficiency Amount), the Trustee shall (to the extent available) withdraw the Class D Interest Amount from the Series 1999-1 Accrued Interest Account, and, to the extent provided in Section 4.9(d) of this Supplement, amounts withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account and any applied portion of the Series 1999-1 Letter of Credit Amount, and shall deposit such amount in the Class D Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1999-1 Cash Liquidity Account and the Series 1999-1 Excess Funding Account pursuant to this Section 4.8(d) and Sections 4.8(a), (b) and (c) of this Supplement shall not exceed for any Payment Date the Series 1999-1 Available Subordinated Amount at such time.

                  (e) Legal Fees. On each Payment Date during the Rapid Amortization Period, the Master Servicer shall, prior to making all distributions required to be made pursuant to Sections 4.8(a) through (d) of this Supplement, instruct each of the Trustee and the Paying Agent to withdraw from the Series 1999-1 Accrued Interest Account, for payment to the Issuer, an amount up to an aggregate amount for all such Payment Dates of $500,000 to be applied to the payment of legal fees and expenses, if any, of the Issuer. On such Payment Date, the Trustee or the Paying Agent, as applicable, shall withdraw such amount from the Series 1999-1 Accrued Interest Account and remit such amount to the Issuer.

                  (f) Servicing Fee. On each Payment Date, the Master Servicer shall, after directing all distributions required to be made pursuant to Sections 4.8(a) through (e) of this Supplement or in the event that on the related Determination Date DTAG or any Affiliate thereof shall no longer be the Master Servicer, prior to such distributions being made (or if in addition to the foregoing the Rapid Amortization Period has also commenced, prior to making all distributions required to be made pursuant to Sections 4.8(a) through (d) of this Supplement but after making all distributions required to be made pursuant to Section 4.8(e)), instruct in writing each of the Trustee and the Paying Agent to withdraw from the Series 1999-1 Accrued Interest Account, for payment to the Master Servicer, an amount equal to (a) the Series 1999-1 Investor Monthly Servicing Fee and any Series 1999-1 Monthly Supplemental Servicing Fee accrued during the preceding Series 1999-1 Interest Period, plus (b) all accrued and unpaid Series 1999-1 Investor Monthly Servicing Fees and any accrued and unpaid Series 1999-1 Monthly Supplemental Servicing Fees, minus (c) the amount of any Series 1999-1 Investor Monthly Servicing Fees and Series 1999-1 Monthly Supplemental Servicing Fees withheld by the Master Servicer pursuant to the Base Indenture. On such Payment Date, the Trustee or the Paying Agent, as applicable, shall withdraw such amount from the Series 1999-1 Accrued Interest Account and remit such amount to the Master Servicer. If on any Payment Date during the Rapid Amortization Period, if and only if an Insolvency Period shall be continuing, the amount on deposit in the Series 1999-1 Accrued Interest Account is insufficient to pay the amount described in the second preceding sentence, the Trustee shall withdraw from the Series 1999-1 Cash Liquidity Account an amount equal to the lesser of (i) the amount of such insufficiency and (ii) the amount then on deposit in the Series 1999-1 Cash Liquidity Account and shall remit such amount withdrawn from the Series 1999-1 Cash Liquidity Account, as well as any amount available in the Series 1999-1 Accrued Interest Account, to the Master Servicer.

                  Section 4.9  Payment of Note Interest.

                  All payments made pursuant to this Section 4.9 will be made in accordance with the written instructions of the Master Servicer.


                                      -62-
8

                  (a) Class A Notes. On each Payment Date, (i) to the extent that any Class A Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(a) of this Supplement, and if and only if an Insolvency Period shall be continuing, the Master Servicer shall instruct the Trustee or Paying Agent to withdraw from funds on deposit in the Series 1999-1 Cash Liquidity Account an amount equal to the lesser of (A) the amount of such Class A Monthly Interest Shortfall and (B) the amount on deposit in the Series 1999-1 Cash Liquidity Account (after giving effect to any withdrawals therefrom required on such Payment Date by Sections 4.24(a) and 4.8(f)), and deposit such amount in the Class A Distribution Account to pay the Class A Interest Amount and any unpaid Class A Deficiency Amounts with respect to such Payment Date (together with accrued interest on all unpaid Class A Deficiency Amounts), (ii) to the extent any Class A Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(a) and, if applicable, Section 4.9(a)(i) of this Supplement have been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (A) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date, (B) the Series 1999-1 Available Subordinated Amount at such time, and (C) such remaining amount of the Class A Monthly Interest Shortfall, and deposit such amount in the Class A Distribution Account to pay the Class A Interest Amount and any unpaid Class A Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class A Deficiency Amounts) and (iii) to the extent any such Class A Monthly Interest Shortfall remains after the deposits required pursuant to Section 4.9(a)(i) (if applicable) and
Section 4.9(a)(ii) of this Supplement have been made, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1999-1 Collection Account representing such amount drawn on the Series 1999-1 Letter of Credit and (B) the amount of the remaining Class A Monthly Interest Shortfall and deposit such amount in the Class A Distribution Account to pay the Class A Interest Amount and any unpaid Class A Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class A Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, pay to the Class A Noteholders from the Class A Distribution Account the amount deposited in the Class A Distribution Account for the payment of the Class A Interest Amount pursuant to Section 4.8(a) of this Supplement and clauses (i), (ii) and
(iii) of this Section 4.9(a).

                  (b) Class B Notes. On each Payment Date, (i) to the extent that any Class B Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(b) of this Supplement, and if and only if an Insolvency Period shall be continuing, the Master Servicer shall instruct the Trustee or Paying Agent to withdraw from funds on deposit in the Series 1999-1 Cash Liquidity Account an amount equal to the lesser of (A) the amount of such Class B Monthly Interest Shortfall and (B) the amount on deposit in the Series 1999-1 Cash Liquidity Account (after giving effect to any withdrawals therefrom required on such Payment Date by Sections 4.24(a), 4.8(f) and 4.9(a)(i)), and deposit such amount in the Class B Distribution Account to pay the Class B Interest Amount and any unpaid Class B Deficiency Amounts with respect to such Payment Date (together with accrued interest on all unpaid Class B Deficiency Amounts), (ii) to the extent any Class B Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(b) and, if applicable, Section 4.9(b)(i) of this Supplement have been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1999-1 Excess Funding Account an amount equal to the least of (A) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Section 4.9(a) of this Supplement),(B) the Series 1999-1 Available Subordinated Amount at such time (after application of any amounts pursuant to Section 4.9(a) of this Supplement), and (C) the remaining amount of the Class B Monthly Interest Shortfall, and deposit such amount in the Class B Distribution Account to pay the Class B Interest Amount and any unpaid Class B Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class B Deficiency Amounts) and (iii) to the extent any such Class B Monthly Interest Shortfall remains after the deposits required pursuant to Section 4.9(b)(i) (if applicable) and
Section 4.9(b)(ii) of this Supplement have been made, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1999-1 Collection Account representing such amount drawn on the Series 1999-1 Letter of Credit (after application of any amounts pursuant to Section 4.9(a) of this Supplement) and (B) the amount of the remaining Class B Monthly Interest Shortfall and deposit such amount in the Class B Distribution Account to pay the Class B Interest Amount and any unpaid Class B Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class B Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, but subject to Section 4.14 of this Supplement, pay to the Class B

Noteholders from the Class B Distribution Account the amount deposited in the Class B Distribution Account for the payment of the Class B Interest Amount pursuant to Section 4.8(b) of this Supplement and clauses (i),(ii) and (iii) of this Section 4.9(b).

                  (c) Class C Notes. On each Payment Date, (i) to the extent that any Class C Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(c) of this Supplement, and if and only if an Insolvency Period shall be continuing, the Master Servicer shall instruct the Trustee or Paying Agent to withdraw from funds on deposit in the Series 1999-1 Cash Liquidity Account an amount equal to the lesser of (A) the amount of such Class C Monthly Interest Shortfall and (B) the amount on deposit in the Series 1999-1 Cash Liquidity Account (after giving effect to any withdrawals therefrom required on such Payment Date by Sections 4.24(a), 4.8(f), 4.9(a)(i) and 4.9(b)(i)), and deposit such amount in the Class C Distribution Account to pay the Class C Interest Amount and any unpaid Class C Deficiency Amounts with respect to such Payment Date (together with accrued interest on all unpaid Class C Deficiency Amounts),(ii) to the extent any Class C Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(c) and, if applicable, Section 4.9(c)(i) of this Supplement have been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1999-1 Excess Funding Account an amount equal to the least of (A) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a) and (b) of this Supplement), (B) the Series 1999-1 Available Subordinated Amount at such time (after application of any amounts pursuant to Sections 4.9(a) and (b) of this Supplement), and (C) the amount of the Class C Monthly Interest Shortfall, and deposit such amount in the Class C Distribution Account to pay the Class C Interest Amount and any unpaid Class C Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class C Deficiency Amounts) and (iii) to the extent any such Class C Monthly Interest Shortfall remains after the deposits required pursuant to
Section 4.9(c)(i) (if applicable) and Section 4.9(c)(ii) of this Supplement have been made, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1999-1 Collection Account representing such amount drawn on the Series 1999-1 Letter of Credit (after application of any amounts pursuant to Sections 4.9(a) and (b) of this Supplement) and (B) the amount of the remaining Class C Monthly Interest Shortfall and deposit such amount in the Class C Distribution Account to pay the Class C Interest Amount and any unpaid Class C Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class C Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, but subject to Section 4.16 of this Supplement, pay to the Class C Noteholders from the Class C Distribution Account the amount deposited in the Class C Distribution Account for the payment of the Class C Interest Amount pursuant to Section 4.8(c) of this Supplement and clauses (i),
(ii) and (iii) of this Section 4.9(c).

                  (d) Class D Notes. On each Payment Date, (i) to the extent that any Class D Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(c) of this Supplement, and if and only if an Insolvency Period shall be continuing, the Master Servicer shall instruct the Trustee or Paying Agent to withdraw from funds on deposit in the Series 1999-1 Cash Liquidity Account an amount equal to the lesser of (A) the amount of such Class D Monthly Interest Shortfall and (B) the amount on deposit in the Series 1999-1 Cash Liquidity Account (after giving effect to any withdrawals therefrom required on such Payment Date by Sections 4.24(a), 4.8(f), 4.9(a)(i), 4.9(b)(i) and 4.9(c)(i)), and deposit such amount in the Class D Distribution Account to pay the Class D Interest Amount and any unpaid Class D Deficiency Amounts with respect to such Payment Date (together with accrued interest on all unpaid Class D Deficiency Amounts), (ii) to the extent any Class D Monthly Interest Shortfall exists after the deposits required pursuant to Section 4.8(d) and, if applicable, Section 4.9(d)(i) of this Supplement have been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1999-1 Excess Funding Account an amount equal to the least of (A) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections
4.9(a), (b) and (c) of this Supplement), (B) the Series 1999-1 Available Subordinated Amount at such time (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) of this Supplement), and (C) the amount of the Class D Monthly Interest Shortfall, and deposit such amount in the Class D Distribution Account to pay the Class D Interest Amount and any unpaid Class D Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class D Deficiency Amounts) and (iii) to the extent any such Class D Monthly Interest Shortfall remains after the deposits required pursuant to Section 4.9(d)(i) (if applicable) and Section 4.9(d)(ii) of this Supplement have been made, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1999-1

Collection Account representing such amount drawn on the Series 1999-1 Letter of Credit (after application of any amounts pursuant to Sections 4.9(a),(b) and (c) of this Supplement) and (B) the amount of the remaining Class D Monthly Interest Shortfall and deposit such amount in the Class D Distribution Account to pay the Class D Interest Amount and any unpaid Class D Deficiency Amounts with respect to such Payment Date (together with accrued interest on all such unpaid Class D Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, but subject to Section 4.23 of this Supplement, pay to the Class D Noteholders from the Class D Distribution Account the amount deposited in the Class D Distribution Account for the payment of the Class D Interest Amount pursuant to Section 4.8(d) of this Supplement and clauses (i) and (ii) of this Section 4.9(d).

                  Section 4.10  Payment of Note Principal.

                           All payments made pursuant to this Section 4.10 will be made in accordance with the written instructions of the Master Servicer.

                  (a)  Class A Notes.

                           (i) Commencing on the second Determination Date after
                  the commencement of the Class A Controlled Amortization Period or the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period, the Master Servicer shall instruct the Trustee or the Paying Agent as to the following:

                                    (A)  the  Class  A  Controlled  Distribution
                           Amount for the Related Month, (B) the amount allocated to the Class A Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and
                           (C) the amount, if any, by which the amount in clause
                           (A) above exceeds the amount in clause (B) above (the amount of such excess the "Class A Controlled Distribution Amount Deficiency"); and

                           (ii) Commencing on the second Payment Date after the commencement of the Class A Controlled Amortization Period, the Trustee shall, in respect of the Class A Notes, (1) withdraw from the Series 1999-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (A) and (B) of Section 4.10(a)(i) of this Supplement, (2) to the extent any Class A Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause
                  (1) of this subsection, the Master Servicer shall instruct the

                  Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time, and
                  (y) the remaining amount of the Class A Controlled Distribution Amount Deficiency, and deposit such amounts in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders on account of the Class A Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class A Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements,(3) to the extent any Class A Controlled Distribution Amount Deficiency exists after application of the amounts specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a),(b),(c) and (d) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class A Controlled Distribution Amount Deficiency and deposit such amounts in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders on account of the Class A Controlled Distribution Amount, and (4) to the extent any Class A Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) of this Supplement) and (y) the remaining amount of the Class A Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders on account of the Class A Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class A Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the sum of the Class A Invested Amount as of such date and the amounts described in
                  Section 4.25 of this Supplement. The Invested Amount of all outstanding Class A Notes and the amounts described in Section
                  4.25 of this Supplement shall be due and payable on the Series 1999-1 Termination Date.

                           (iii) Commencing on the first Payment Date after the commencement of the Series 1999-1 Rapid Amortization Period, the Trustee shall (1) withdraw from the Series 1999-1 Collection Account the amount allocated thereto pursuant to
                  Section 4.7(c)(i)(2) of this Supplement, (2) to the extent any portion of the Class A Invested Amount still remains unpaid after application of the amounts specified in clause (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time and
                  (y) the unpaid portion of the Class A Invested Amount and deposit such amounts in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class A Invested Amount remains unpaid after application of the amount specified in clauses (1) and (2), the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class A Invested Amount and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders, and (4) to the extent any portion of the Class A Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through (3) above, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the least of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) of this Supplement), (y) the Permitted Principal Draw Amount on such date, and (z) the excess of the Class A Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amounts in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders; provided, however, that on the final Payment Date for the Class A Notes, the Trustee shall withdraw from the Series 1999-1 Collection Account, as provided above, an aggregate amount which is no greater than the sum of the Class A Invested Amount as of such date and the amounts described in Section 4.25 of this Supplement. The Invested Amount of each outstanding Class of Class A Notes and the amounts described in Section 4.25 of this Supplement shall be due and payable on the Series 1999-1 Termination Date for such Class.

                           (iv) On each Payment  Date  occurring on or after the
                  date a withdrawal is made pursuant to Sections 4.10(a)(ii) and
                  (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, pay to the applicable Class A Noteholders, pro rata, the amount deposited in the Class A Distribution Account for the payment of principal pursuant to Sections 4.10(a)(ii) and (iii), as applicable, of this Supplement.

                  (b) Class B Notes.

                           (i) Commencing on the second Determination Date after
                  the commencement of the Class B Controlled Amortization Period, or the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period, (provided that the Class A Notes shall have then been paid in full), the Servicer shall instruct the Trustee or the Paying Agent as to the following:

                                    (A)  the  Class  B  Controlled  Distribution
                           Amount for the Related Month, (B) the amount allocated to the Class B Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and
                           (C) the amount, if any, by which the amount in clause
                           (A) above exceeds the amount in clause (B) above (the amount of such excess, the "Class B Controlled Distribution Amount Deficiency"); and

                           (ii) Commencing on the second Payment Date after the commencement of the Class B Controlled Amortization Period, the Trustee shall, subject to Section 4.14 of this Supplement,
                  (1) withdraw from the Series 1999-1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (A) and (B) of Section 4.10(b)(i) of this Supplement, (2) to the extent any Class B Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time, and (y) the remaining amount of the Class B Controlled Distribution Amount Deficiency, and deposit such amounts in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders on account of the Class B Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class B Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class B Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and Section 4.10(a) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B Controlled Distribution Amount Deficiency and deposit such amounts in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders on account of the Class B Controlled Distribution Amount, and (4) to the extent any Class B Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1999-1
                  Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Section 4.10(a) of this Supplement) and (y) the remaining amount of the Class B
                  Controlled Distribution Amount Deficiency (if any), and deposit such amounts in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders on account of the Class B Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class B Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the sum of the Class B Invested Amount as of such date and the amounts described in
                  Section 4.25 of this Supplement. The Invested Amount of all outstanding Class B Notes and the amounts described in Section
                  4.25 of this Supplement shall be due and payable on the Series 1999- 1 Termination Date.

                           (iii) Commencing on the first Payment Date after the commencement of the Series 1999-1 Rapid Amortization Period, provided that the Class A Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1999-1 Collection Account the amount allocated thereto pursuant to
                  Section 4.7(c)(i)(2) of this Supplement, (2) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amounts specified in clause (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time, and
                  (y) the unpaid portion of the Class B Invested Amount and deposit such amounts in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amount specified in clauses (1) and
                  (2) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and
                  Section 4.10(a) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class B Invested Amount and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders, and (4) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through
                  (3)  above,  if amounts  have been drawn on the Series  1999-1
                  Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master

                  Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the least of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Section 4.10(a) of this Supplement), (y) the Permitted Principal Draw Amount on such date (after giving effect to any withdrawals from the Series 1999-1 Collection Account pursuant to Section 4.10(a)) and (z) the excess of the Class B Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders; provided, however, that on the final Payment Date for the Class B Notes, the Trustee shall withdraw from the Series 1999-1 Collection Account, as provided above, an aggregate amount which is no greater than the sum of the Class B Invested Amount as of such date and the amounts described in Section 4.25 of this Supplement. Subject to Section 4.14 of this Supplement, the Invested Amount of each outstanding Class of Class B Notes and the amounts described in Section 4.25 of this Supplement shall be due and payable on the Series 1999-1 Termination Date for such Class.

                           (iv) On each Payment  Date  occurring on or after the
                  date a withdrawal is made pursuant to Section  4.10(b)(ii) and
                  (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the
                  Servicer's most recent Monthly Certificate pay to the applicable Class B Noteholders, pro rata, the amount deposited in the Class B Distribution Account for the payment of principal pursuant to Section 4.10(b)(ii) and (iii), as applicable, of this Supplement.

                  (c)      Class C Notes.

                           (i) Commencing on the second Determination Date after
                  the commencement of the Class C Controlled Amortization Period, or the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period, (provided that the Class A Notes and the Class B Notes shall have then been paid in full), the Servicer shall instruct the Trustee or the Paying Agent as to the following:

                                    (A)  the  Class  C  Controlled  Distribution
                           Amount for the Related Month, (B) the amount
                           allocated to the Class C Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and
                           (C) the amount, if any, by which the amount in clause
                           (A) above exceeds the amount in clause (B) above (the amount of such excess, the "Class C Controlled Distribution Amount Deficiency"); and

                           (ii) Commencing on the second Payment Date after the commencement of the Class C Controlled Amortization Period, the Trustee shall, subject to Section 4.16 of this Supplement,
                  (1) withdraw from the Series 1999-1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (A) and (B) of Section 4.10(c)(i) of this Supplement, (2) to the extent any Class C Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time, and (y) the remaining amount of the Class C Controlled Distribution Amount Deficiency, and deposit such amounts in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders on account of the Class C Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class C Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class C Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a) and (b) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class C Controlled Distribution Amount Deficiency and deposit such amounts in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders on account of the Class C Controlled Distribution Amount, and (4) to the extent any Class C Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1999-1
                  Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a) and (b) of this Supplement) and (y) the remaining amount of the Class C Controlled Distribution Amount Deficiency (if any), and deposit such amounts in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders on account of the Class C Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class C Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the sum of the Class C Invested Amount as of such date and the amounts described in
                  Section 4.25 of this Supplement. The Invested Amount of all outstanding Class C Notes and the amounts described in Section
                  4.25 of this Supplement shall be due and payable on the Series 1999- 1 Termination Date.

                           (iii)  Commencing on the first Payment Date after the
                  commencement of the Series 1999-1 Rapid Amortization Period, provided that the Class A Notes and the Class B Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1999-1 Collection Account the amount allocated thereto pursuant to Section 4.7(c)(i)(2) of this Supplement,
                  (2) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amounts specified in clause (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplement) in excess of the related Available Subordinated Amounts at such time, and (y) the unpaid portion of the Class C Invested Amount and deposit such amounts in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amount specified in clauses (1) and (2) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a) and (b) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class C Invested Amount and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders, and (4) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through
                  (3)  above,  if amounts  have been drawn on the Series  1999-1
                  Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the least of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a) and (b) of this Supplement), (y) the Permitted Principal Draw Amount on such date (after giving effect to any withdrawals from the Series 1999-1 Collection Account pursuant to Sections 4.10(a) and (b)) and (z) the excess of the Class C Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amounts in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders; provided, however, that on the final Payment Date for the Class C Notes, the Trustee shall withdraw from the Series 1999-1 Collection Account, as provided above, an aggregate amount which is no greater than the sum of the Class C Invested Amount as of such date and the amounts described in Section 4.25 of this Supplement. Subject to Section 4.16 of this Supplement, the Invested Amount of each outstanding Class of Class C Notes and the amounts described in Section 4.25 of this Supplement shall be due and payable on the Series 1999-1 Termination Date for such Class.

                           (iv) On each Payment  Date  occurring on or after the
                  date a withdrawal is made pursuant to Section  4.10(c)(ii) and
                  (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the
                  Servicer's most recent Monthly Certificate pay to the applicable Class C Noteholders, pro rata, the amount deposited in the Class C Distribution Account for the payment of principal pursuant to Section 4.10(c)(ii) and (iii), as applicable, of this Supplement.

                  (d) Class D Notes.

                           (i) Commencing on the second Determination Date after
                  the commencement of the Class D Controlled Amortization Period, or the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period, (provided that the Class A Notes, the Class B Notes and the Class C Notes shall have then been paid in full), the Servicer shall instruct the Trustee or the Paying Agent as to the following:

                                    (A)  the  Class  D  Controlled  Distribution
                           Amount for the Related Month, (B) the amount allocated to the Class D Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and
                           (C) the amount, if any, by which the amount in clause
                           (A) above exceeds the amount in clause (B) above (the amount of such excess, the "Class D Controlled Distribution Amount Deficiency"); and

                           (ii) Commencing on the second Payment Date after the commencement of the Class D Controlled Amortization Period, the Trustee shall, subject to Section 4.23 of this Supplement,
                  (1) withdraw from the Series 1999-1

                  Collection Account an amount equal to the lesser of the amounts specified in clauses (A) and (B) of Section 4.10(d)(i) of this Supplement, (2) to the extent any Class D Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time and (y) the remaining amount of the Class D Controlled Distribution Amount Deficiency, and deposit such amounts in the Class D
                  Distribution Account to be paid, pro rata, to the Class D Noteholders on account of the Class D Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each
                  Group I Series of Notes with respect to which a Class D Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class D Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a), (b) and (c) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and
                  (w) the remaining amount of the Class D Controlled Distribution Amount Deficiency and deposit such amounts in the Class D Distribution Account to be paid, pro rata, to the Class D Noteholders on account of the Class D Controlled Distribution Amount, and (4) to the extent any Class D Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through
                  (3) of this subsection, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement, or amounts have been claimed under the Demand Note or drawn under

                                      -79-
8
                  the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a),(b) and (c) of this Supplement) and (y) the remaining amount of the Class D Controlled Distribution Amount Deficiency (if any), and deposit such amounts in the Class D Distribution Account to be paid, pro rata, to the Class D Noteholders on account of the Class D Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class D Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the sum of the Class D Invested Amount as of such date and the amounts described in
                  Section 4.25 of this Supplement. The Invested Amount of all outstanding Class D Notes and the amounts described in Section
                  4.25 of this Supplement shall be due and payable on the Series 1999- 1 Termination Date.

                           (iii) Commencing on the first Payment Date after the commencement of the Series 1999-1 Rapid Amortization Period, provided that the Class A Notes, the Class B Notes and the Class C Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1999-1 Collection Account the amount allocated thereto pursuant to Section 4.7(c)(i)(2) of this Supplement, (2) to the extent any portion of the Class D Invested Amount still remains unpaid after application of the amounts specified in clause (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts to pay principal and interest in respect of the related Series of Notes pursuant to the related Series Supplements) in excess of the related Available Subordinated Amounts at such time and (y) the unpaid portion of the Class D Invested Amount and deposit such amounts in the Class D Distribution Account to be paid, pro rata, to the Class D Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I

                  Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class D Invested Amount still remains unpaid after application of the amount specified in clauses (1) and (2) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1999-1 Excess Funding Account, an amount equal to the least of (u) the amount on deposit in the Series 1999-1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a), (b) and (c) of this Supplement), (v) the Series 1999-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class D Invested Amount and deposit such amount in the Class D Distribution Account to be paid, pro rata, to the Class D Noteholders, and (4) to the extent any portion of the Class D Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through (3) above, if amounts have been drawn on the Series 1999-1 Letter of Credit and deposited into the Series 1999-1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1999-1 Letter of Credit in respect thereof and deposited into the Series 1999-1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1999-1 Collection Account on such Payment Date the least of (x) the amount on deposit in the Series 1999-1 Collection Account representing such draw on the Series 1999-1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b), (c) and (d) and Sections 4.10(a), (b) and (c) of this Supplement), (y) the Permitted Principal Draw Amount on such date (after giving effect to any withdrawals from the Series 1999-1 Collection Account pursuant to Sections 4.10(a), (b) and (c)) and (z) the excess of the Class D Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amounts in the Class D Distribution Account to be paid, pro rata, to the Class D Noteholders; provided, however, that on the final Payment Date for the Class D Notes, the Trustee shall withdraw from the Series 1999-1 Collection Account, as provided above, an aggregate amount which is no greater than the sum of the Class D Invested Amount as of such date and the amounts described in
                  Section 4.25 of this Supplement. Subject to Section 4.23 of this Supplement, the Invested Amount of each outstanding Class of

                  Class D Notes and the amounts described in Section 4.25 of this Supplement shall be due and payable on the Series 1999-1 Termination Date for such Class.

                           (iv) On each Payment  Date  occurring on or after the
                  date a withdrawal is made pursuant to Section  4.10(d)(ii) and
                  (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the
                  Servicer's most recent Monthly Certificate pay to the applicable Class D Noteholders, pro rata, the amount deposited in the Class D Distribution Account for the payment of principal pursuant to Section 4.10(d)(ii) and (iii), as applicable, of this Supplement.

                  Section 4.11 Retained Distribution Account. On each Payment Date, the Master Servicer shall, as applicable, instruct the Trustee in writing to instruct the Paying Agent to transfer to the Retained Distribution Account (established pursuant to Section 4.1(b) of the Base Indenture) (i) all funds which are in the Collection Account that have been allocated to the Retained Distribution Account as of such Payment Date and (ii) all funds that were previously allocated to the Retained Distribution Account but not transferred to the Retained Distribution Account.

                  Section 4.12  Class A Distribution Account.

                  (a) Establishment of Class A Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, or cause to be established and maintained, an account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Class A Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class A Distribution Account. If the Class A Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class A Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class A Distribution Account into the new Class A Distribution Account. Initially, the Class A Distribution Account will be established with the Trustee.

                  (b)  Administration of the Class A Distribution  Account.  The
Master Servicer shall instruct the institution maintaining the Class A Distribution Account in writing to invest funds on deposit in the Class A Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class A Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class A Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class A Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class A Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class A Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class A Distribution Account Constitutes Additional Collateral for Class A Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Class A Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class A Distribution Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class A Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class A
Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A
Distribution Account and in all proceeds thereof. The Class A Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class A Noteholders.

                  Section 4.13  Class B Distribution Account.

                  (a) Establishment of Class B Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class B Noteholders, or cause to be established and maintained, an account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders. The Class B Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class B Distribution Account. If the Class B Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class B Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class B Distribution Account into the new Class B Distribution Account. Initially, the Class B Distribution Account will be established with the Trustee.

                  (b)  Administration of the Class B Distribution  Account.  The
Master Servicer shall instruct the institution maintaining the Class B Distribution Account in writing to invest funds on deposit in the Class B Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class B Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class B Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class B Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class B Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class B Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class B Distribution Account Constitutes Additional Collateral for Class B Notes. In order to secure and provide for the repayment and payment of the RCFC Obligations with respect to the Class B Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class B Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class B Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class B Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class B Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Distribution Account and in all proceeds thereof. The Class B Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class B Noteholders.

                  Section 4.14 Class B Notes Subordinate to Class A Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes. No payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts) have been made in full. The Class B Notes shall be subordinated to the Class A Notes, such that (i) no payments on account of principal shall be made with respect to the Class B Notes until the Class A Notes have been paid in full, and (ii) with respect to the allocations of Losses and Recoveries at any time and any repurchase of Notes pursuant to Section 8.1 of this Supplement, the Class B Notes shall be subordinated to the Class A Notes.

                  Section 4.15  Class C Distribution Account.

                  (a) Establishment of Class C Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class C Noteholders, or cause to be established and maintained, an account (the "Class C Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders. The Class C Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class C Distribution Account. If the Class C Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class C Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class C Distribution Account into the new Class C Distribution Account. Initially, the Class C Distribution Account will be established with the Trustee.

                  (b)  Administration of the Class C Distribution  Account.  The
Master Servicer shall instruct the institution maintaining the Class C Distribution Account in writing to invest funds on deposit in the Class C Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class C Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class C Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class C Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class C Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class C Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class C Distribution Account Constitutes Additional Collateral for Class C Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Class C Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class C Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class C Distribution Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class C Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class C Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class C
Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C
Distribution Account and in all proceeds thereof. The Class C Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class C Noteholders.

                  Section 4.16 Class C Notes Subordinate to Class A Notes and Class B Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the

Class C Notes will be subordinate in all respects to the Class A Notes and the Class B Notes. No payments on account of interest shall be made with respect to the Class C Notes until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts and Class B Deficiency Amounts) have been made in full. The Class C Notes shall be subordinated to the Class A Notes and the Class B Notes, such that (i) no payments on account of principal shall be made with respect to the Class C Notes until the Class A Notes and the Class B Notes have been paid in full, and (ii) with respect to the allocations of Losses and Recoveries at any time and any repurchase of Notes pursuant to Section 8.1 of this Supplement, the Class C Notes shall be subordinated to the Class A Notes and the Class B Notes.

                  Section 4.17 The Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment. If the Master Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Master Servicer, at the time specified in the Master Lease or any other Related Document (including applicable grace periods), and such failure is known by the Trustee, the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Master Servicer if and to the extent that the Trustee has been furnished information adequate, in the sole discretion of the Trustee, to determine the amounts and beneficiaries of such payments. Pursuant to the Master Lease, the Master Servicer has agreed that it shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.

                  Section 4.18 Lease Payment Deficit Draw on Series 1999-1 Letter of Credit.

                  (a) At or before 10:00 a.m. (New York City time) on each Payment Date, the Master Servicer shall notify the Trustee pursuant to the Master Lease of the amount of the Series 1999-1 Lease Payment Losses, such notification to be in the form of Exhibit F attached hereto.

                  (b) So long as the Series 1999-1 Letter of Credit shall not have been terminated, on any Payment Date that there are Series 1999-1 Lease Payment Losses, the Trustee shall, by 1:00 p.m. (New York City time) on the same Payment Date, draw on the Series 1999-1 Letter of Credit by presenting a draft in an amount equal to the lesser of (i) the Series 1999-1 Lease Payment Losses allocated to making a drawing under the Series 1999-1 Letter of Credit pursuant to Sections 4.7(a)(v)(1), (b)(v)(1) or (c)(v)(1), as applicable, of this Supplement, and (ii) the amount available to be drawn on the Series 1999-1 Letter of Credit on such Payment Date accompanied by a Certificate of Credit Demand. The proceeds of such draw shall be allocated and deposited as soon as practicable in the Class A Distribution Account and/or the Class B Distribution Account and/or the Class C Distribution Account and/or the Class D Distribution Account in accordance with the instructions of the Master Servicer and pursuant to the terms of this Supplement; provided that, to the extent that on any Payment Date any proceeds of a draw on the Series 1999-1 Letter of Credit remain on deposit in the Series 1999-1 Collection Account or any of the Class A Distribution Account, the Class B Distribution Account, the Class C Distribution Account and the Class D Distribution Account (after giving effect to all applications thereof pursuant to Sections 4.10(a)(iii), (b)(iii), (c)(iii) and (d)(iii) on such Payment Date) the Master Servicer shall instruct the Trustee or Paying Agent to deposit such remaining proceeds into the Series 1999-1 Cash Liquidity Account (following the establishment thereof pursuant to Section 4.24(d) of this Supplement).

         Section 4.19  Claim Under the Demand Note.

                  (a) On each Determination Date, the Master Servicer shall determine the aggregate amount, if any, of Losses that have occurred during the Related Month. In the event that any such Losses occurring during such Related Month exceed the amount of Recoveries received during such Related Month, the Master Servicer shall set forth the aggregate amount of such net Losses in the Monthly Report, and the Trustee shall make the allocations as set forth in Sections 4.7(a)(iii)(1), (b)(iii)(1) and (c)(iii)(1), as applicable, of this Supplement. If any amounts are allocated to a claim under the Demand Note pursuant to such Sections (any such amounts, "Demand Note Claim Amounts"), the Trustee shall transmit to the issuer of the Demand Note a demand for repayment (each, a "Demand Notice") under the Demand Note in the amount of the lesser of
(x) the outstanding amount of such Demand Note and (y) the Demand Note Claim Amounts, in each case such payment to be made on or prior to the next succeeding Payment Date by deposit of funds into the Series 1999-1 Collection Amount in the specified amount.

                  (b) In the event that on any Payment Date with respect to which (x) a Demand Notice has been transmitted to the issuer of the Demand Note on the related Determination Date pursuant to Section 4.19(a) above and the Demand Note issuer shall have failed to deposit into the Series 1999-1 Collection Account the amount specified in such Demand Notice on or prior to 10:00 a.m. (New York City time) on such Payment Date, (y) a Demand Notice for payment by the issuer of the Demand Note could be transmitted to the issuer of the Demand Note on the related Determination Date pursuant to Section 4.19(a) above, but has been prevented from being transmitted or, if so transmitted, the issuer of the Demand Note has been prevented from making any payment thereunder, as a result of the operation of any bankruptcy or insolvency law, or
(z) a payment made by the issuer of the Demand Note under the Demand Note pursuant to Section 4.19(a) above has been avoided and recovered pursuant to Sections 547 and 550 of the Bankruptcy Code on or before such Payment Date, then, so long as the Series 1999-1 Letter of Credit shall not have been terminated, the Trustee shall, by 1:00 p.m. (New York City time) on the same Business Day, draw on the Series 1999-1 Letter of Credit by presenting a draft in an amount equal to (i) that portion of the amount demanded under the Demand Note as specified in Section 4.19(a) above that has not been deposited into the Series 1999-1 Collection Account as of 10:00 a.m. (New York City time) on such Payment Date, in the case of clause (x) above, (ii) the amount of the stayed demand for payment in the case of clause (y) above or (iii) the amount avoided and recovered in the case of clause (z) above, in each case accompanied by a Certificate of Credit Demand. The proceeds of such draw shall be allocated and deposited in the Class A Distribution Account and/or the Class B Distribution Account and/or the Class C Distribution Account and/or the Class D Distribution Account for application pursuant to Section 4.10(a)(ii)(4), (b)(ii)(4),
(c)(ii)(4) or (d)(ii)(4) of this Supplement, as applicable.

                  (c) Demand Note Constitutes Additional Collateral for Series 1999-1 Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Series 1999-1 Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders, all of RCFC's right, title and interest in and to the Demand Note and all proceeds thereof. The Trustee shall possess all right, title and interest in the Demand Note, all rights to make claims thereunder and all payments thereon and all proceeds thereof.

                  Section 4.20  Series 1999-1 Letter of Credit
Termination Demand.

                  (a) If (x) prior to the date which is 30 days prior to the then scheduled Series 1999-1 Letter of Credit Expiration Date,

                  (i) the Series 1999-1 Letter of Credit shall not have been extended or there shall not have been appointed a successor institution to act as Series 1999-1 Letter of Credit Provider, and

                  (ii) the payments to be made by the Lessees under the Master Lease shall not have otherwise been credit enhanced with (A) the funding of the Series 1999-1 Cash Collateral Account with cash in the amount of the Series 1999-1 Letter of Credit Amount, (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Required Noteholders, a surety bond or other similar arrangements; provided, however, that

                           (1) any such  successor  institution or other form of
                  substitute credit enhancement referred to in the foregoing clauses (B) and (C) shall be approved by each Rating Agency; and

                           (2) any such  successor  institution or other form of
                  substitute credit enhancement referred to in the foregoing clauses (i) or (ii)(C) shall, if the short-term debt ratings with respect to such substitute credit enhancement, if applicable, are less than "A-1+" or the equivalent from Standard & Poor's and "P-1" or the equivalent from Moody's or "D-1+" or the equivalent from DCR, be approved by the Required Noteholders;

then the Master Servicer shall notify the Trustee in writing pursuant to the Master Lease no later than one Business Day prior to the Series 1999-1 Letter of Credit Expiration Date of (i) the principal balance of all Outstanding Series 1999-1 Notes on such date, and (ii) the amount available to be drawn on the Series 1999-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 1:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 1:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (i) and (ii) above on the Series 1999-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall deposit the proceeds of the disbursement resulting therefrom in a special deposit account (the "Series 1999-1 Cash Collateral Account").

                  (b) The Master Servicer shall notify the Trustee in writing pursuant to the Master Lease within one Business Day of becoming aware that the short-term debt rating of the Series 1999-1 Letter of Credit Provider has fallen below "A-1+" in the case of Standard & Poor's, "P-1" in the case of Moody's, and if such Series 1999-1 Letter of Credit Provider is rated by DCR, "D-1+" in the case of DCR. At such time the Master Servicer shall also notify the Trustee of
(i) the principal balance of all Outstanding Series 1999-1 Notes on such date, and (ii) the Series 1999-1 Letter of Credit Amount on such date. Upon the 30th Business Day following receipt of such notice by the Trustee if the condition described in the first sentence of this Section 4.20(b) shall remain in effect on or prior to 10:00 a.m. (New York City time) on any Business Day, unless the Master Servicer shall have obtained a new letter of credit, substantially in the form of the Series 1999-1 Letter of Credit and provided by an entity with short-term debt ratings of at least "A-1+" in the case of Standard & Poor's and "P-1" in the case of Moody's and, if such entity has received a short-term debt rating from DCR, "D-1+" in the case of DCR, the Trustee shall, by 1:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 1:00 p.m. (New York City time) on the next following Business Day), draw on the Series 1999-1 Letter of Credit in an amount equal to the lesser of the principal balance of all Outstanding Series 1999-1 Notes on such Business Day and the amount available to be drawn on the Series 1999-1 Letter of Credit on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall deposit the proceeds of the disbursement resulting therefrom in the Series 1999-1 Cash Collateral Account.

                  Section 4.21  The Series 1999-1 Cash Collateral
                                ---------------------------------
Account.
-------

                  (a) Upon receipt of notice of a draw on the Series 1999-1 Letter of Credit pursuant to Section 4.20, the Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-1 Noteholders, or cause to be established and maintained, the Series 1999-1 Cash Collateral Account bearing a designation clearly indicating that the funds deposited therein are held for the Series 1999-1 Noteholders. The Series 1999-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Cash Collateral Account. If the Series 1999-1 Cash Collateral Account is not maintained in accordance with the prior sentence, then within 10 Business Days after obtaining knowledge of such fact, the Master Servicer has agreed pursuant to the Master Lease that it shall establish a new Series 1999-1 Cash Collateral Account which complies with such sentence and shall instruct the Trustee in writing to transfer into the new Series 1999-1 Cash Collateral Account all cash and investments from the non-qualifying Series 1999-1 Cash Collateral Account. When established, the Series 1999-1 Cash Collateral Account is intended to function in all respects as the replacement for, and the equivalent of, the Series 1999-1 Letter of Credit. Accordingly, following its creation, each reference to a draw on the Series 1999-1 Letter of Credit shall refer to withdrawals from the Series 1999-1 Cash Collateral Account and references to similar terms shall mean and be a reference to actions taken with respect to the Series 1999-1 Cash Collateral Account that correspond to actions that otherwise would have been taken with respect to the Series 1999-1 Letter of Credit. Without limiting the generality of the foregoing, upon funding of the Series 1999-1 Cash Collateral Account, the Trustee shall, at all times when otherwise required to make a draw under the Series 1999-1 Letter of Credit pursuant to Section 4.18 or

4.19 of this Supplement, make a draw from the Series 1999-1 Cash Collateral Account in the amount and at such time as a draw would be made under the Series 1999-1 Letter of Credit pursuant to Section 4.18 or 4.19 of this Supplement. The Trustee shall provide written notice to DTAG of any draw from the Series 1999-1 Cash Collateral Account pursuant to Section 4.18 or 4.19 of this Supplement.

                  (b) In order to secure and provide for the repayment and payment of the obligations of RCFC with respect to the Series 1999-1 Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Series 1999-1 Cash Collateral Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Cash Collateral Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with the monies in the Series 1999-1 Cash Collateral Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Cash Collateral Account and in all proceeds thereof. The Series 1999-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Noteholders, the Series 1999-1 Letter of Credit Provider, as their interests appear herein, which interest in the case of the Series 1999-1 Letter of Credit Provider shall be subject to the interests of the holders of Series 1999-1 Notes as provided herein.

                  (c) Funds on deposit in the Series 1999-1 Cash Collateral Account shall, at the written direction of the Master Servicer given pursuant to the Master Lease, be invested by the Trustee in Permitted Investments. Funds on deposit in the Series 1999-1 Cash Collateral Account on any Payment Date, after giving effect to any deposits to or withdrawals from the Series 1999-1 Cash Collateral Account on such Payment Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the following Payment Date. The proceeds of any such investment, to the extent not distributed on such Payment Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the Payment Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1999-1 Noteholders and the Series 1999-1 Letter of Credit Provider as their interests appear herein, which interest in the case of the Series 1999-1 Letter of Credit Provider shall be subject to the interests of the holders of the Series 1999-1

Notes as provided herein, possession of the negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of sale or maturity. On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Series 1999-1 Cash Collateral Account shall be paid, to the Series 1999-1 Letter of Credit Provider to the extent of any unreimbursed draws on the Series 1999-1 Letter of Credit. Subject to the restrictions set forth above, the Master Servicer, or a Person designated in writing by the Master Servicer with written notification thereof to the Trustee, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Series 1999-1 Cash Collateral Account. For purposes of determining the availability of funds or the balances in the Series 1999-1 Cash Collateral Account for any reason under the Indenture, all investment earnings on such funds shall be deemed not to be available or on deposit.

                 (d) Series 1999-1 Cash Collateral Account Surplus. In the event that the Series 1999-1 Cash Collateral Account Surplus on any Payment Date,after giving effect to all withdrawals from the Series 1999-1 Cash Collateral Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Master Servicer, shall withdraw from the Series 1999-1 Cash Collateral Account an amount equal to the Series 1999-1 Cash Collateral Amount Surplus and shall pay from such amount to the Series 1999-1 Letter of Credit Provider, an amount equal to the amount of unreimbursed draws under the Series 1999-1 Letter of Credit.

                  (e) Termination of Series 1999-1 Cash Collateral Account. Upon the later to occur of (i) the termination of the Indenture pursuant to Section
10.1 of the Base Indenture and (ii) the Business Day immediately following the Series 1999-1 Letter of Credit Expiration Date, the Trustee, acting in accordance with the written instructions of the Master Servicer, after the prior payment of all amounts owing to the Series 1999-1 Noteholders and payable from the Series 1999-1 Cash Collateral Account as provided herein, shall withdraw from the Series 1999-1 Cash Collateral Account all amounts on deposit therein for payment, to the Series 1999-1 Letter of Credit Provider to the extent of unreimbursed draws on the Series 1999-1 Letter of Credit.

                  Section 4.22  Class D Distribution Account.

                  (a) Establishment of Class D Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class D Noteholders, or cause to be established and maintained, an account (the "Class D Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the

Class D Noteholders. The Class D Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class D Distribution Account. If the Class D Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class D Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class D Distribution Account into the new Class D Distribution Account. Initially, the Class D Distribution Account will be established with the Trustee.

                  (b)  Administration of the Class D Distribution  Account.  The
Master Servicer shall instruct the institution maintaining the Class D Distribution Account in writing to invest funds on deposit in the Class D Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class D Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class D Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class D Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class D Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class D Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class D Distribution Account Constitutes Additional Collateral for Class D Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Class D Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class D Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class D Distribution Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class D Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class D Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class D Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class D Distribution Account and in all proceeds thereof. The Class D Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class D Noteholders.

                  Section 4.23 Class D Notes Subordinate to Class A Notes, Class B Notes and Class C Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class D Notes will be subordinate in all respects to the Class A Notes, the Class B Notes and the Class C Notes. No payments on account of interest shall be made with respect to the Class D Notes until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, all Class A Deficiency Amounts, Class B Deficiency Amounts and Class C Deficiency Amounts) have been made in full. The Class D Notes shall be subordinated to the Class A Notes, the Class B Notes and the Class C Notes, such that (i) no payments on account of principal shall be made with respect to the Class D Notes until the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, and (ii) with respect to the allocations of Losses and Recoveries at any time and any repurchase of Notes pursuant to Section 8.1 of this Supplement, the Class D Notes shall be subordinated to the Class A Notes, the Class B Notes and the Class C Notes.

                  Section 4.24 Application of Cash Liquidity Amount; Restrictions on Amounts Drawn Under Series 1999-1 Letter of
Credit.

                  (a) Application of Cash Liquidity Amount. Notwithstanding anything to the contrary contained herein or in any other Related Document, funds in an amount not less than the Cash Liquidity Amount shall at all times, except as specified in this Section 4.24, be retained in the Series 1999-1 Cash Liquidity Account; provided, however, that upon the occurrence of any Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) in respect to DTAG and during the continuance of the related Insolvency Period, funds that have been retained in the Series 1999-1 Cash Liquidity Account pursuant to this Section 4.24(a) may be used as provided in this Section 4.24 to pay the following amounts in the following order of priority: the fees of any successor Master Servicer provided for in Section 4.8(f) of this Supplement, interest in respect of the Class A Notes as provided in
Section 4.9(a), interest in respect of the Class B Notes as provided in Section 4.9(b), interest in respect of the Class C Notes as provided in Section 4.9(c) and interest in respect of the Class D Notes as provided in Section 4.9(d), in each case then due and payable, pursuant to the Base Indenture as supplemented by this Supplement, in respect of the Series 1999-1 Notes.

                  (b) Allocation of Certain Amounts to Series 1999-1 Cash Liquidity Account. Notwithstanding anything to the contrary set forth in this Supplement, for the period beginning on the date of the occurrence of any Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) and ending on the earlier of
(x) the date that is nine months after the occurrence of an Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) with respect to DTAG and (y) the date on which the underlying case, application or petition with respect to such Event of Bankruptcy is withdrawn or dismissed or any stay thereunder in respect of the Trustee is lifted (any such period, an "Insolvency Period"), all Disposition Proceeds, Repurchase Payments and Guaranteed Payments received by the Issuer or the Trustee (including by deposit into the Series 1999-1 Collection Account) during the period from and including the date of the occurrence of such Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) to but excluding the 30th day thereafter, in an amount equal to the Insolvency Event Reallocated Amount, shall be deposited into the Series 1999-1 Cash Liquidity Account and shall be allocated and distributed solely as amounts on deposit in the Series 1999-1 Cash Liquidity Account are allocated pursuant to this Supplement. Upon the expiration of such Insolvency Period, Disposition Proceeds, Repurchase Payments and Guaranteed Payments shall be allocated and distributed in accordance with this
Article 4 (exclusive of this Section 4.24(b)).

                  (c) Calculation of Permitted Principal Draw Amount and Accumulated Principal Draw Amount. Upon the occurrence of any Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) with respect to DTAG, the Master Servicer shall calculate the Permitted Principal Draw Amount as of the date of the occurrence of such Event of Bankruptcy, and thereafter, on each Business Day, and following each draw under the Series 1999- 1 Letter of Credit, until the termination of the related Insolvency Period, the Master Servicer shall calculate the Permitted Principal Draw Amount then in effect, and shall inform the Trustee of such amount. Following each draw on the Series 1999-1 Letter of Credit during any Insolvency Period, the Master Servicer shall calculate the Accumulated Principal Draw Amount after giving effect to such draw, and shall promptly inform the Trustee of such amount.

                  (d) Funding of Cash Liquidity Account. If at any time the Trustee shall determine that, for the first time since the Series 1999-1 Closing Date, (i) the Cash Liquidity Amount has become greater than $0, or (ii) an Insolvency Period Commencement Date shall have occurred, the Trustee shall deposit into the Series 1999-1 Cash Liquidity Account any Collections that are required to be deposited therein pursuant to Article 4 of this Supplement, and shall at all times when required by this Supplement make withdrawals from the Series 1999-1 Cash Liquidity Account in the amounts and at times required under
Article 4 of this Supplement.

                  Section 4.25 Deficiencies in Payments. Notwithstanding anything in this Supplement or the Base Indenture to the contrary, and notwithstanding the prior distribution to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, or the Class D Noteholders of the Invested Amount of any such Class, any deficiency in payment to the Noteholders of such Class of the full principal amount of the Notes of such Class and any accrued and unpaid interest thereon (i) shall remain due and shall be payable on each Distribution Date to the Noteholders, first to the Class A Noteholders, then to the Class B Noteholders, then to the Class C Noteholders, and then to the Class D Noteholders, to the extent of the sufficiency of recoveries, proceeds, or other assets of the Issuer allocable at any time to the Series 1999-1 Notes, and
(ii) any deficiency in such full principal amount and accrued unpaid interest thereon shall be paid before any distribution in any period of any amounts in respect of the Retained Interest.


                                    ARTICLE 5

                               AMORTIZATION EVENTS

                  Section 5.1 Series 1999-1 Amortization Events. In addition to the Amortization Events set forth in Section 8.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1999-1 Notes (without notice or other action on the part of the Trustee or any Series 1999-1 Noteholders):

                  (a) a Series 1999-1 Enhancement Deficiency shall occur and continue for at least five (5) Business Days after the Master Servicer obtains actual knowledge thereof; provided, however, that such event or condition shall not be an Amortization Event if (i) during such five (5) Business Day period DTAG shall have increased the Series 1999-1 Letter of Credit Amount or RCFC shall have increased the Series 1999-1 Available Subordinated Amount by allocating to the Series 1999-1 Available Subordinated Amount, Eligible Vehicles theretofore allocated to the Retained Interest or by depositing funds into the Series 1999-1 Cash Collateral Account or the Series 1999-1 Excess Funding Account, in either case so that the Series 1999-1 Enhancement Deficiency no longer exists, and (ii) any increase in the Series 1999-1 Available Subordinated Amount pursuant to clause (i) of this Section 5.1(a) shall be in accordance with the terms of Section 4.7(d)(v) of this Supplement;

                  (b) the Series 1999-1 Letter of Credit shall not be in full force and effect and no substitute credit enhancement shall have been obtained unless (i) (A) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class A Enhancement Amount is not necessary for the Class A Enhancement Amount to equal or exceed the Minimum Class A Enhancement Amount, (B) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class B Enhancement Amount is not necessary for the Class B Enhancement Amount to equal or exceed the Minimum Class B Enhancement Amount, (C) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class C Enhancement Amount is not necessary for the Class C Enhancement Amount to equal or exceed the Minimum Class C Enhancement Amount and
(D) the inclusion of the Series 1997-1 Letter of Credit Amount in the Class D Enhancement Amount is not necessary for the Class D Enhancement Amount to equal or exceed the Minimum Class D Enhancement Amount, or (ii) the Series 1999-1 Cash Collateral Account shall theretofore have been funded to the full extent required hereunder;

                  (c) from and after the funding of the Series 1999-1 Cash Collateral Account pursuant to Section 4.20 or 4.21 of this Supplement, the Series 1999-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than the Lien of the Trustee under the Indenture);

                  (d) an Event of Bankruptcy shall have occurred with respect to the Series 1999-1 Letter of Credit Provider or the Series 1999-1 Letter of Credit Provider repudiates the Series 1999-1 Letter of Credit or refuses to honor a proper draw thereon in accordance with the terms thereof, unless (i) (A) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class A Enhancement Amount is not necessary for the Class A Enhancement Amount to equal or exceed the Minimum Class A Enhancement Amount, (B) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class B Enhancement Amount is not necessary for the Class B Enhancement Amount to equal or exceed the Minimum Class B Enhancement Amount, (C) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class C Enhancement Amount is not necessary for the Class C Enhancement Amount to equal or exceed the Minimum Class C Enhancement Amount and
(D) the inclusion of the Series 1999-1 Letter of Credit Amount in the Class D Enhancement Amount is not necessary for the Class D

Enhancement Amount to equal or exceed the Minimum Class D Enhancement Amount, or
(ii) the Series 1999-1 Cash Collateral Account shall theretofore have been funded to the full extent required hereunder;

                  (e) any of the Related Documents or any portion thereof shall not be in full force and effect or enforceable in accordance with its terms or RCFC, DTAG (including in its capacity as Master Servicer), Thrifty (including in its capacity as a Servicer) or Dollar (including in its capacity as a Servicer) or any successor to Thrifty or Dollar in their respective capacities as Servicers shall so assert in writing;

                  (f) all principal and accrued interest in respect of the Class A Notes shall not be paid in full on or before the Class A Expected Final Payment Date, all principal and accrued interest in respect of the Class B Notes shall not be paid in full on or before the Class B Expected Final Payment Date, all principal and accrued interest in respect of the Class C Notes shall not be paid in full on or before the Class C Expected Final Payment Date, or all principal and accrued interest in respect of the Class D Notes shall not be paid in full on or before the Class D Expected Final Payment Date;

                  (g) an event of default shall have occurred and be continuing under the Master Lease; or

                  (h) a Cash Liquidity Amount Deficiency shall become greater than $0 and shall not be reduced to $0 within 30 days.

                  In the case of any event described in clauses (b) through (h) above, an Amortization Event will be deemed to have occurred with respect to the Series 1999-1 Notes only if, after any applicable grace period described in such clauses, either the Trustee, by written notice to the Issuer, or the Required Noteholders, by written notice to the Issuer and the Trustee, declare that, as of the date of such notice, an Amortization Event has occurred.

                  Section 5.2 Waiver of Past Events. Subject to Section 11.2 of the Base Indenture, Series 1999-1 Noteholders holding 100% of the Aggregate Invested Amount, by written notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event related to clause (a) of
Section 5.1 of this
Supplement.

                                    ARTICLE 6

                                    COVENANTS

                  Section 6.1 Minimum Subordinated Amount. RCFC shall maintain the Series 1999-1 Available Subordinated Amount in an amount greater than or equal to the Minimum Subordinated Amount.

                  Section 6.2 Minimum Letter of Credit Amount. RCFC shall maintain the Series 1999-1 Letter of Credit Amount in an amount greater than or equal to the Minimum Series 1999-1 Letter of Credit Amount.

                  Section 6.3 Limitations on Leasing of Certain Vehicles. RCFC shall not acquire or finance the acquisition of any Vehicle if, after giving effect to the leasing of such Vehicle under the Master Lease, the Maximum Non-Program Percentage or any Maximum
Manufacturer Percentage would be exceeded.


                                    ARTICLE 7

                           FORM OF SERIES 1999-1 NOTES

                  Section 7.1 Class A Notes.

                  (a) Restricted Global Class A Note. Class A Notes to be issued in the United States will be issued in book-entry form and represented by a
Restricted Global Class A Note (a "Restricted Global Class A Note"), substantially in the form of Exhibit A-1 appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act, and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                  (b) Temporary Global Class A Note; Permanent Global Class A Note. Class A Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement and shall initially be issued in the form of a Temporary Global Class A Note (a "Temporary Global Class A Note"), substantially in the form of Exhibit A-2 appended hereto, which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class A Note (a "Permanent Global Class A Note"), substantially in the form of Exhibit A-3 hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A Note will be exchangeable for a definitive Class A Note in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

                  Section 7.2 Class B Notes.

                  (a) Restricted Global Class B Note. Class B Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class B Note (a "Restricted Global Class B Note"), substantially in the form of Exhibit B-1 appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                  (b) Temporary Global Class B Note; Permanent Global Class B Note. Class B Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class B Note (a "Temporary Global Class B Note"), substantially in the form of Exhibit B-2 appended hereto, which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class B Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class B Note (a "Permanent Global Class B Note") substantially in the form of Exhibit B-3 hereto, in accordance with the provisions of such

Temporary Global Class B Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class B Note will be exchangeable for a definitive Class B Note in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture (as modified by this Supplement).

                  Section 7.3 Class C Notes.

                  (a) Restricted Global Class C Note. Class C Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class C Note (a "Restricted Global Class C Note"), substantially in the form of Exhibit C-1 appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class C Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                  (b) Temporary Global Class C Note; Permanent Global Class C Note. Class C Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class C Note (a "Temporary Global Class C Note"), substantially in the form of Exhibit C-2 appended hereto, which shall be deposited on behalf of the purchasers of the Class C Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class C Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class C Note (a "Permanent Global Class C Note") substantially in the form of Exhibit C-3 hereto, in accordance with the provisions of such Temporary Global Class C Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class C Note will be exchangeable for a definitive Class C Note in accordance with the provisions of such Permanent Global Class C Note and the Base Indenture (as modified by this Supplement).

                  Section 7.4 Class D Notes.

                  (a) Restricted Global Class D Note. Class D Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class D Note (a "Restricted Global Class D Note"), substantially in the form of Exhibit D-1 appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class D Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                  (b) Temporary Global Class D Note; Permanent Global Class D Note. Class D Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class D Note (a "Temporary Global Class D Note"), substantially in the form of Exhibit D-2 appended hereto, which shall be deposited on behalf of the purchasers of the Class D Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class D Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class D Note (a "Permanent Global Class D Note") substantially in the form of Exhibit D-3 hereto, in accordance with the provisions of such Temporary Global Class D Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class D Note will be exchangeable for a definitive Class D Note in accordance with the provisions of such Permanent Global Class D Note and the Base Indenture (as modified by this Supplement).

                  Section 7.5 Issuances of Additional Notes. (a) From time to time during the Series 1999-1 Revolving Period, RCFC may, subject to the conditions set forth in clause (b) below, issue Additional Notes which will be identical in all respects to the other Series 1999-1 Notes of the corresponding class and will be equitably and ratably entitled to the benefits of the Indenture without preference, priority or distinction. The initial principal amount of all Additional Notes shall be allocated among the Class A Notes, the Class B Notes, the Class C Notes and the

Class D Notes (pro rata based on the outstanding Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount, respectively) and the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount will be increased accordingly.

                  (b) Additional Notes may be issued only upon satisfaction of the following conditions: (i) after giving effect to the issuance of such Additional Notes, no Series 1999-1 Enhancement Deficiency or Asset Amount Deficiency will exist; (ii) the Trustee shall have received confirmation from each Rating Agency rating the Series 1999-1 Notes that the issuance of such Additional Notes will not result in the reduction or withdrawal of the rating of any class of Series 1999-1 Notes; (iii) the excess of the principal amount of the Additional Notes over their issue price will not exceed the maximum amount permitted under the Code without the creation of original issue discount; (iv) the Trustee shall have received an opinion of counsel to the effect that (A) the Additional Notes will be characterized as indebtedness of the Issuer for federal income tax purposes, and (B) the issuance of Additional Notes will not adversely affect the characterization of the Series 1999-1 Notes (or any class thereof) as debt; and (v) no Amortization Event (or event which, with the passage of time, the giving of notice or both, would become an Amortization Event) shall have occurred which is continuing or would result from the issuance of such Additional Notes.

                                    ARTICLE 8

                                     GENERAL

                  Section 8.1 Repurchase of Notes. The Class A Notes, Class B Notes, Class C Notes and Class D Notes shall be subject to repurchase in whole, but not in part, by RCFC at its option in accordance with Section 5.3 of the Base Indenture, as follows:

                  (a) the Class A Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date, the Class B Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date after the Class A Notes have been paid in full, the Class C Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date after the Class A Notes and the Class B Notes have been paid in full, and the Class D Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date after the Class A Notes, the Class B Notes and the Class C Notes have been paid in full (each such Payment Date, a "Repurchase Date");

                  (b) the purchase price for any such repurchase of Series 1999-1 Notes shall equal the Aggregate Principal Balance of such Notes (determined after giving effect to any payment of principal on such Payment Date), plus accrued and unpaid interest on such Aggregate Principal Balance (the "Repurchase Price"); and

                  (c) in addition, a prepayment premium (the "Series 1999-1 Note
         Prepayment Premium") will be payable to the holders of a class of the Series 1999-1 Notes upon any repurchase of such class of Notes by RCFC when the Aggregate Principal Balance of such class is greater than (i) $17,500,000, with respect to the Class A Notes, (ii) $2,000,000, with respect to the Class B Notes, (iii) $4,250,000, with respect to the Class C Notes, and (iv) $1,250,000, with respect to the Class D Notes. The Series 1999-1 Note Prepayment Premium in respect of the Series 1999-1 Notes will equal the excess, if any, of (i) the amount of interest that would have accrued on the Aggregate Principal Balance of the applicable class of Notes for the period commencing with the Repurchase Date and ending on the Class A Notes Expected Final Payment Date, the Class B Notes Expected Final Payment Date, the Class C Notes Expected Final Payment Date or the Class D Notes Expected Final Payment Date, as applicable, at a rate equal to 5.90% with respect to the Class A Notes, 6.20% with respect to the Class B Notes, 6.50% with respect to the Class C Notes, or 7.10% with respect to the Class D Notes, over
         (ii) the corporate bond equivalent yield to maturity on the Determination Date preceding such Repurchase Date on the 4.75% United States Treasury Note maturing February 2004, discounted to present value to such Repurchase Date at such corporate bond equivalent yield plus .25%, with respect to the Class A Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the 7.875% United States Treasury Note maturing November 2004, discounted to present value to such Payment Date at such corporate bond equivalent yield plus .25%, with respect to the Class B Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the 7.875% United States Treasury Note maturing November 2004, discounted to present value to such Payment Date at such corporate bond equivalent yield plus .25%, with respect to the Class C Notes; and the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the 7.50% United States Treasury Note maturing February 2005, discounted to present value to such Payment Date at such corporate bond equivalent yield plus .25%, with respect to the Class D Notes.

                  Section 8.2  Payment of Rating Agencies' Fees.  RCFC
agrees and covenants with the Master Servicer and the Trustee to pay all reasonable fees and expenses of the Rating Agencies and to promptly provide all documents and other information that the Rating Agencies may reasonably request.

                  Section 8.3 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

                  Exhibit A-1:      Form of Restricted Global Class A Note
                  Exhibit A-2:      Form of Temporary Global Class A Note
                  Exhibit A-3:      Form of Permanent Global Class A Note
                  Exhibit B-1:      Form of Restricted Global Class B Note
                  Exhibit B-2:      Form of Temporary Global Class B Note
                  Exhibit B-3:      Form of Permanent Global Class B Note
                  Exhibit C-1:      Form of Restricted Global Class C Note
                  Exhibit C-2:      Form of Temporary Global Class C Note
                  Exhibit C-3:      Form of Permanent Global Class C Note
                  Exhibit D-1:      Form of Restricted Global Class D Note
                  Exhibit D-2:      Form of Temporary Global Class D Note
                  Exhibit D-3:      Form of Permanent Global Class D Note
                  Exhibit E:        Form of Demand Note
                  Exhibit F:        Form of Notice of Series 1999-1 Lease
                                            Payment Losses

                  Section 8.4 Ratification of Base Indenture. As supplemented by this Supplement and except as specified in this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument. In this regard, for the purposes of the terms and conditions governing the Series 1999-1 Notes and the Group I Collateral, Section
7.28 of the Base Indenture shall not apply.

                  Section 8.5 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 8.6 Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

                  Section 8.7 Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the Aggregate Principal Balance of the Series 1999-1 Notes affected thereby (including for purposes of determining such aggregate outstanding principal amount, the Aggregate Principal Balance of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes)(excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of DTAG); provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A Notes (and does not affect in any material respect the Class B Notes, the Class C Notes or the Class D Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B Notes, the Class C Notes or the Class D Notes)(excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of
DTAG), (ii) affects only the Class B Notes (and does not affect in any material respect the Class A Notes, the Class C Notes or the Class D Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class C Notes or the Class D Notes)(excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of DTAG), (iii) affects only the Class C Notes (and does not affect in any material respect the Class A Notes, the Class B Notes or the Class D Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class C Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class C Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B Notes or the Class D Notes)(excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of DTAG); or (iv) affects only the Class D Notes (and does not affect in any material respect the Class A Notes, the Class B Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class D Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class D Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B Notes or the Class C Notes)(excluding, for the purposes of making the foregoing calculation, any Notes held by

DTAG or any Affiliate of DTAG). In addition, this Supplement may be amended or modified from time to time, without the consent of any Noteholder but with the consent of RCFC, DTAG and the Trustee and written confirmation of the then current ratings on the Series 1999-1 Notes from the Rating Agencies to amend the following definitions: "Maximum Manufacturer Percentage", "Measurement Month", "Measurement Month Average" and "Market Value Adjustment Percentage" and to make changes related to such amendments.




                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            RENTAL CAR FINANCE CORP.


                            By:________________________________
                            Name:  Pamela S. Peck
                            Title: Vice President and Treasurer


                            BANKERS TRUST COMPANY, as Trustee


                            By:________________________________
                            Name:
                            Title:

                                                                      SCHEDULE 1

        Schedule of Maximum Manufacturer Percentages of Group I Vehicles


Manufacturer              Program Vehicles           Non-Program Vehicles
------------              ----------------           --------------------

Mazda                     N/A                        Up to 25%

DaimlerChrysler           100%                       100%

Ford                      100%                       100%

Toyota                    100%                       100%

General Motors            N/A                        100%

Honda                     N/A                        100%

Nissan                    N/A                        100%

Isuzu                     N/A                        Up to 15%
                                                     (together with
                                                      Mitsubishi)+

Mitsubishi                N/A                        Up to 15%
                                                     (together with
                                                      Isuzu)+
















---------
+ The combined percentage of Group I Vehicles which are Non- Program Vehicles manufactured by either Isuzu or Mitsubishi shall not exceed 15% in the aggregate.

Exhibit A-1 -          Form of Restricted Global Class A Note
Exhibit A-2 -          Form of Temporary Global Class A Note
Exhibit A-3 -          Form of Permanent Global Class A Note
Exhibit B-1 -          Form of Restricted Global Class B Note
Exhibit B-2 -          Form of Temporary Global Class B Note
Exhibit B-3 -          Form of Permanent Global Class B Note
Exhibit C-1 -          Form of Restricted Global Class C Note
Exhibit C-2 -          Form of Temporary Global Class C Note
Exhibit C-3 -          Form of Permanent Global Class C Note
Exhibit D-1 -          Form of Restricted Global Class D Note
Exhibit D-2 -          Form of Temporary Global Class D Note
Exhibit D-3 -          Form of Permanent Global Class D Note
Exhibit E              Form of Demand Note
Exhibit F              Form of Notice of Series 1999-1 Lease Payment
                       Losses

                                                                     EXHIBIT A-1

                     FORM OF RESTRICTED GLOBAL CLASS A NOTE


REGISTERED


No. [  ]                                                      [$           ]


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO. _____________
                                                  ISIN NO. _____________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF THRIFTY RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS A NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS A NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS

DEFINED IN  PROHIBITED  TRANSACTION  EXEMPTION  ("PTE")  95-60  (ISSUED JULY 12,
1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS A NOTE OR A BENEFICIAL INTEREST IN THIS CLASS A NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note, at the Class A Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class A Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class A Note or a Permanent Global Class A Note (as defined in the Base Indenture), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                                  RENTAL CAR FINANCE CORP.



                                         By:____________________________________
                                             Name: Pamela S. Peck
                                             Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                             BANKERS TRUST COMPANY,
                                   as Trustee


                                         By:____________________________________
                                             Authorized Signature

                            [REVERSE OF CLASS A NOTE]


This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class A Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon or thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class A Rate to the extent lawful.

As provided in the Indenture, the Class A Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class A Notes if the Company repurchases any Class A Notes when the Aggregate Principal Balance of the Class A Notes is less than $17,500,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the

Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class A Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                            (name and address of assignee)
the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________               _____________________________________1

                                   Signature Guaranteed:



                                          ______________________________________


----------

                                                                    EXHIBIT A-2

                      FORM OF TEMPORARY GLOBAL CLASS A NOTE

REGISTERED


No. A-2                                                      [           ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                              CUSIP (CINS) NO.__________________
                                                  ISIN NO.______________________


THIS CLASS A NOTE IS A TEMPORARY GLOBAL CLASS A NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL CLASS A NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS A NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS A NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS A NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS A NOTE OR A BENEFICIAL INTEREST IN THIS CLASS A NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS CLASS A NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], (or such lesser amount as shall be the outstanding principal amount of this Class A Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note at the Class A Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from of the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class A Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A Note (as defined in the Series 1999-1 Supplement), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A Note may not be exchanged for definitive registered Notes.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                     RENTAL CAR FINANCE CORP.


                                          By:___________________________________
                                             Name:   Pamela S. Peck
                                             Title: Vice President and Treasurer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                                           BANKERS TRUST COMPANY,
                                            as Trustee


                                           By:__________________________________
                                               Authorized Signature

                           [REVERSE OF CLASS A NOTE]


This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes are and will be equally and ratably secured by the Collateral and the Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class A Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class A Rate to the extent lawful.

As provided in the Indenture, the Class A Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class A Notes if the Company repurchases any Class A Notes when the Aggregate Principal Balance of the Class A Notes is less than $17,500,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to
Section 12.17 of the Base Indenture. Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Class A Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A Note is a nonresident alien, foreign corporation or other non-United States person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture. The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Class A Note will only be paid to the extent that there is presented by Cedelbank ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class A Note will not be entitled to receive any payment hereon, until this Class A Note is exchanged in full for a Permanent Global Class A Note. This Class A Note shall in all other respects be entitled to the same benefits as the Permanent Global Class A Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class A Note may be exchanged (free of charge) for interests in a Permanent Global Class A Note in the form of Exhibit A-3 to the Series 1999-1 Supplement upon presentation of this Class A Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Class A Note shall be so issued and delivered in exchange for only that portion of this Class A Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

On an exchange of the whole of this Class A Note, this Class A Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class A Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Class A Note in exchange for some of the Notes represented by this Class A Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Class A Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Class A Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class A Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

Interests in this Class A Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A Note.

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                 REPRESENTED BY A PERMANENT GLOBAL CLASS A NOTE


The following exchanges of a part of this Class A Note for Notes represented by a Permanent Global Class A Note have been made:


                               Part of principal amount of
                               this Class A Note exchanged            Remaining Principal
Date                           for Notes represented by a             amount of this Class          Notation made by or
exchange                       Permanent Global Class A               A Note following              on behalf of the
made                           Note                                   such exchange                 Company












                                                                     EXHIBIT A-3


                      FORM OF PERMANENT GLOBAL CLASS A NOTE

REGISTERED

No. A-3                                             [              ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO.______________
                                                     ISIN NO. __________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS A NOTE OR, IN THE CASE OF THIS CLASS A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS A NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS A NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR
(II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS A NOTE OR A BENEFICIAL INTEREST IN THIS CLASS A NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note at the Class A Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                RENTAL CAR FINANCE CORP.



                                     By:________________________________________
                                           Name: Pamela S. Peck
                                           Title: Vice President and Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                                      BANKERS TRUST COMPANY,
                                        as Trustee


                                      By:_______________________________________
                                           Authorized Signature

                            [REVERSE OF CLASS A NOTE]


This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class A Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class A Rate to the extent lawful.

As provided in the Indenture, the Class A Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class A Notes if the Company repurchases any Class A Notes when the Aggregate Principal Balance of the Class A Notes is less than or equal to $17,500,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other nonUnited States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class A Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A Note.

Interests in this Class A Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                     EXHIBIT B-1

                     FORM OF RESTRICTED GLOBAL CLASS B NOTE


REGISTERED


No. B-1                                          [              ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO. ____________
                                                      ISIN NO. _________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF THRIFTY RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS B NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS B NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS B NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS B NOTE OR A BENEFICIAL INTEREST IN THIS CLASS B NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note, at the Class B Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note. This Class B Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class B Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class B Note or a Permanent Global Class C Note (as defined in the Base Indenture), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                 RENTAL CAR FINANCE CORP.



                                      By: ______________________________________
                                           Name: Pamela S. Peck
                                           Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                          as Trustee


                                       By:______________________________________
                                           Authorized Signature

                            [REVERSE OF CLASS B NOTE]


This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class B Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class B Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon or thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

As provided in the Indenture, the Class B Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class B Notes if the Company repurchases any Class B Notes when the Aggregate Principal Balance of the Class B Notes is less than $2,000,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

The Class B Notes are issuable only in registered form in demonminations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class B Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_______________________________

FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:________________                    _____________________________________1

                              Signature Guaranteed:



                                      __________________________________________












--------
1NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B-2

                      FORM OF TEMPORARY GLOBAL CLASS B NOTE

REGISTERED


No. B-2                                                       [          ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                               CUSIP (CINS) NO._________________
                                                 ISIN NO._______________________


THIS CLASS B NOTE IS A TEMPORARY GLOBAL CLASS B NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL CLASS B NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS B NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS B NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS B NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS

CLASS B NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS B NOTE OR A BENEFICIAL INTEREST IN THIS CLASS B NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS CLASS B NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.


                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], (or such lesser amount as shall be the outstanding principal amount of this Class B Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note at the Class B Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from of the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note. This Class B Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class B Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class B Note (as defined in the Series 1999-1 Series Supplement), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B Note may not be exchanged for definitive registered Notes.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the

Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                      RENTAL CAR FINANCE CORP.


                                           By:__________________________________
                                             Name:   Pamela S. Peck
                                             Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                          BANKERS TRUST COMPANY,
                                           as Trustee


                                          By:___________________________________
                                             Authorized Signature

                            [REVERSE OF CLASS B NOTE]


This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class B Notes are and will be equally and ratably secured by the Collateral and the Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class B Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

As provided in the Indenture, the Class B Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class B Notes if the Company repurchases any Class B Notes when the Aggregate Principal Balance of the Class B Notes is less than $2,000,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to
Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Class B Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B Note is a nonresident alien, foreign corporatiion or other non-United States person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Class B Note will only be paid to the extent that there is presented by Cedelbank ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class B Note will not be entitled to receive any payment hereon, until this Class B Note is exchanged in full for a Permanent Global Class B Note. This Class B Note shall in all other respects be entitled to the same benefits as the Permanent Global Class B Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class B Note may be exchanged (free of charge) for interests in a Permanent Global Class B Note in the form of Exhibit B to the Series 1999-1 Supplement upon presentation of this Class B Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Class B Note shall be so issued and delivered in exchange for only that portion of this Class B Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

On an exchange of the whole of this Class B Note, this Class B Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class B Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Class B Note in exchange for some of the Notes represented by this Class B Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Class B Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Class B Note previously issued to reflect an increase in the aggregate principal amount of such Permanent

Global Class B Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

Interests in this Class B Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B Note.


                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                 REPRESENTED BY A PERMANENT GLOBAL CLASS B NOTE


The following exchanges of a part of this Class B Note for Notes represented by a Permanent Global Class B Note have been made:


                               Part of principal amount of
                               this Class B Note exchanged            Remaining Principal
Date                           for Notes represented by a             amount of this Class          Notation made by or
exchange                       Permanent Global Class B               B Note following              on behalf of the
made                           Note                                   such exchange                 Company



















                                                                     EXHIBIT B-3

                      FORM OF PERMANENT GLOBAL CLASS B NOTE

REGISTERED

No. B-3                                           [               ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO.____________
                                                       ISIN NO._________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS B NOTE OR, IN THE CASE OF THIS CLASS B NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS B NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS B NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR
(II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD

BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS B NOTE OR A BENEFICIAL INTEREST IN THIS CLASS B NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note at the Class B Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note. This Class B Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999              RENTAL CAR FINANCE CORP.



                                   By:
                                         Name: Pamela S. Peck
                                         Title: Vice President and Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                      as Trustee


                                    By:
                                        Authorized Signature

                            [REVERSE OF CLASS B NOTE]


This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class B Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class B Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

As provided in the Indenture, the Class B Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class B Notes if the Company repurchases any Class B Notes when the Aggregate Principal Balance of the Class B Notes is less than or equal to $2,000,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other nonUnited States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class B Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B Note.

Interests in this Class B Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                     EXHIBIT C-1

                     FORM OF RESTRICTED GLOBAL CLASS C NOTE


REGISTERED


No. C-1                                                 [             ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO.
                                                      ISIN NO.


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF THRIFTY RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS C NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS C NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS C NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12,

1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS C NOTE OR A BENEFICIAL INTEREST IN THIS CLASS C NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this

Class C Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note, at the Class C Rate. Such interest shall be payable on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class C Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class C Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class C Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class C Note or a Permanent Global Class C Note (as defined in the Base Indenture), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class C Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                 RENTAL CAR FINANCE CORP.



                                       By:
                                             Name: Pamela S. Peck
                                             Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                                      BANKERS TRUST COMPANY,
                                       as Trustee


                                      By:
                                          Authorized Signature

                            [REVERSE OF CLASS C NOTE]


This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class C Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class C Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon or thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

As provided in the Indenture, the Class C Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class C Notes if the Company repurchases any Class C Notes when the Aggregate Principal Balance of the Class C Notes is less than $4,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the

Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class C Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class C Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

__________________________

FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________                 ____________________________________1

                              Signature Guaranteed:

                                      __________________________________________




--------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-2

                      FORM OF TEMPORARY GLOBAL CLASS C NOTE

REGISTERED


No. C-2                                               [

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO.____________
                                                        ISIN NO. _______________


THIS CLASS C NOTE IS A TEMPORARY GLOBAL CLASS C NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL CLASS C NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS C NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS C NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS C NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS

CLASS C NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS C NOTE OR A BENEFICIAL INTEREST IN THIS CLASS C NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS CLASS C NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS

AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR
OR CEDEL.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], (or such lesser amount as shall be the outstanding principal amount of this Class C Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Rate. Such interest shall be payable on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class C Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class C Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from of the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class C Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class C Note (as defined in the Series 1999-1 Supplement), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class C Note may not be exchanged for definitive registered Notes.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the

Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                 RENTAL CAR FINANCE CORP.


                                      By:______________________________
                                            Name:   Pamela S. Peck
                                            Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                             BANKERS TRUST COMPANY,
                                   as Trustee


                                      By:______________________________
                                          Authorized Signature

                            [REVERSE OF CLASS C NOTE]


This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class C Notes are and will be equally and ratably secured by the Collateral and the Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class C Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

As provided in the Indenture, the Class C Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class C Notes if the Company repurchases any Class C Notes when the Aggregate Principal Balance of the Class C Notes is less than $4,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to
Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class C Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Class C Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class C Note is a nonresident alien, foreign corporation or other non-United States person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Class C Note will only be paid to the extent that there is presented by Cedelbank ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class C Note will not be entitled to receive any payment hereon, until this Class C Note is exchanged in full for a Permanent Global Class C Note. This Class C Note shall in all other respects be entitled to the same benefits as the Permanent Global Class C Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class C Note may be exchanged (free of charge) for interests in a Permanent Global Class C Note in the form of Exhibit C to the Series 1999-1 Supplement upon presentation of this Class C Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Class C Note shall be so issued and delivered in exchange for only that portion of this Class C Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

On an exchange of the whole of this Class C Note, this Class C Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class C Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Class C Note in exchange for some of the Notes represented by this Class C Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Class C Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Class C Note previously issued to reflect an increase in the aggregate principal amount of such Permanent

Global Class C Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

Interests in this Class C Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class C Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class C Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class C Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class C Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class C Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class C Note.


                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                 REPRESENTED BY A PERMANENT GLOBAL CLASS C NOTE


The following exchanges of a part of this Class C Note for Notes represented by a Permanent Global Class C Note have been made:


                               Part of principal amount of
                               this Class C Note exchanged            Remaining Principal
Date                           for Notes represented by a             amount of this Class          Notation made by or
exchange                       Permanent Global Class C               C Note following              on behalf of the
made                           Note                                   such exchange                 Company
















                                                                     EXHIBIT C-3

                      FORM OF PERMANENT GLOBAL CLASS C NOTE

REGISTERED

No. C-3                                               [            ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                CUSIP (CINS) NO.________________
                                                   ISIN NO._____________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS C NOTE OR, IN THE CASE OF THIS CLASS C NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS C NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS C NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR
(II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD

BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS C NOTE OR A BENEFICIAL INTEREST IN THIS CLASS C NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Rate. Such interest shall be payable on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class C Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class C Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                  RENTAL CAR FINANCE CORP.



                                       By:____________________________
                                             Name: Pamela S. Peck
                                             Title: Vice President and Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                       By:___________________________
                                            Authorized Signature

                            [REVERSE OF CLASS C NOTE]


This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class C Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class C Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

As provided in the Indenture, the Class C Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class C Notes if the Company repurchases any Class C Notes when the Aggregate Principal Balance of the Class C Notes is less than or equal to $4,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class C Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other nonUnited States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class C Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class C Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class C Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class C Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class C Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class C Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class C Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class C Note.

Interests in this Class C Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                     EXHIBIT D-1

                     FORM OF RESTRICTED GLOBAL CLASS D NOTE


REGISTERED


No. D-1                                           [             ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                           CUSIP (CINS) NO._____________________
                                                 ISIN NO._______________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS D NOTE, AGREES FOR THE BENEFIT OF THRIFTY RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS D NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS D NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS D NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS D NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12,

1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS D NOTE OR A BENEFICIAL INTEREST IN THIS CLASS D NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS D NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS D NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS D NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS D NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS D

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this

Class D Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class D Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class D Note, at the Class D Rate. Such interest shall be payable on each Payment Date until the principal of this Class D Note is paid or made available for payment, on the principal amount of this Class D Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class D Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class D Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class D Note shall be applied first to interest due and payable on this Class D Note as provided above and then to the unpaid principal of this Class D Note. This Class D Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class D Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class D Note or a Permanent Global Class D Note (as defined in the Base Indenture), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class D Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class D Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999              RENTAL CAR FINANCE CORP.



                                   By:_____________________________
                                        Name: Pamela S. Peck
                                        Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class D Notes of a series issued under the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                      as Trustee


                                    By:____________________________
                                      Authorized Signature

                            [REVERSE OF CLASS D NOTE]


This Class D Note is one of a duly authorized issue of Class D Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class D (herein called the "Class D Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class D Notes are subject to all terms of the Indenture. All terms used in this Class D Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class D Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class D Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class D Notes may be paid earlier, as described in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class D Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class D Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class D Note (or one or more predecessor Class D Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class D Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note (or any one or more predecessor Class D Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon or thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

As provided in the Indenture, the Class D Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class D Notes if the Company repurchases any Class D Notes when the Aggregate Principal Balance of the Class D Notes is less than $1,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class D Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the

Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class D Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class D Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class D Note, agree to treat this Class D Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note (or any one of more predecessor Class D Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class D Note includes any successor to the Company under the Indenture.

The Class D Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class D Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class D Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

____________________________


FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)

the within Class D Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Class D Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________                    _________________________________1

                              Signature Guaranteed:


                                          ______________________________________






--------
1NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT D-2

                      FORM OF TEMPORARY GLOBAL CLASS D NOTE

REGISTERED


No. D-2                                         [           ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                             CUSIP (CINS) NO.___________________
                                               ISIN NO._________________________


THIS CLASS D NOTE IS A TEMPORARY GLOBAL CLASS D NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL CLASS D NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS D NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS D NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS D NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS-A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS D NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS

CLASS D NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS D NOTE OR A BENEFICIAL INTEREST IN THIS CLASS D NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS D NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS D NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS D NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS D NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

INTERESTS IN THIS CLASS D NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS

AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR
OR CEDEL.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS D

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], (or such lesser amount as shall be the outstanding principal amount of this Class D Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class D Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class D Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class D Note at the Class D Rate. Such interest shall be payable on each Payment Date until the principal of this Class D Note is paid or made available for payment, on the principal amount of this Class D Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class D Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from of the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class D Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class D Note shall be applied first to interest due and payable on this Class D Note as provided above and then to the unpaid principal of this Class D Note. This Class D Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Interests in this Class D Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class D Note (as defined in the Series 1999-1 Supplement), of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class D Note may not be exchanged for definitive registered Notes.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class D Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the

Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999             RENTAL CAR FINANCE CORP.


                                       By:__________________________
                                             Name:   Pamela S. Peck
                                             Title: Vice President and Treasurer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class D Notes of a series issued under the within-mentioned Indenture.

                                 BANKERS TRUST COMPANY,
                                   as Trustee


                                 By:___________________________
                                    Authorized Signature

                            [REVERSE OF CLASS D NOTE]


This Class D Note is one of a duly authorized issue of Class D Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class D (herein called the "Class D Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class D Notes are subject to all terms of the Indenture. All terms used in this Class D Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class D Notes are and will be equally and ratably secured by the Collateral and the Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class D Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class D Notes may be paid earlier, as described in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class D Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class D Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class D Note (or one or more predecessor Class D Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class D Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note (or any one or more predecessor Class D Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

As provided in the Indenture, the Class D Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class D Notes if the Company repurchases any Class D Notes when the Aggregate Principal Balance of the Class D Notes is less than $1,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class D Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note, subject to
Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class D Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class D Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class D Note, agree to treat this Class D Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

Each Holder of this Class D Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class D Note is a nonresident alien, foreign corporation or other United States person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note (or any one of more predecessor Class D Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class D Note includes any successor to the Company under the Indenture.

The Class D Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class D Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place, and rate, and in the coin or currency herein prescribed.

Prior to the Exchange Date (as defined below), payments (if any) on this Class D Note will only be paid to the extent that there is presented by CedelbBank ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class D Note will not be entitled to receive any payment hereon, until this Class D Note is exchanged in full for a Permanent Global Class D Note. This Class D Note shall in all other respects be entitled to the same benefits as the Permanent Global Class D Notes under the Indenture.

On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class D Note may be exchanged (free of charge) for interests in a Permanent Global Class D Note in the form of Exhibit D to the Series 1999-1 Supplement upon presentation of this Class D Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Class D Note shall be so issued and delivered in exchange for only that portion of this Class D Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

On an exchange of the whole of this Class D Note, this Class D Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class D Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Class D Note in exchange for some of the Notes represented by this Class D Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Class D Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Class D Note previously issued to reflect an increase in the aggregate principal amount of such Permanent

Global Class D Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

Interests in this Class D Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class D Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class D Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class D Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class D Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class D Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class D Note.



                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                 REPRESENTED BY A PERMANENT GLOBAL CLASS D NOTE


The following exchanges of a part of this Class D Note for Notes represented by a Permanent Global Class D Note have been made:


                               Part of principal amount of
                               this Class D Note exchanged            Remaining Principal
Date                           for Notes represented by a             amount of this Class          Notation made by or
exchange                       Permanent Global Class D               D Note following              on behalf of the
made                           Note                                   such exchange                 Company
















                                                                     EXHIBIT D-3

                                       FORM OF PERMANENT GLOBAL CLASS D NOTE

REGISTERED

No. D-3                                              [                    ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                             CUSIP (CINS) NO.___________________
                                               ISIN NO._________________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS D NOTE, AGREES FOR THE BENEFIT OF RENTAL CAR FINANCE CORP. (THE "COMPANY") THAT THIS CLASS D NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FORM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF THIS CLASS D NOTE OR, IN THE CASE OF THIS CLASS D NOTE OWNER, A BENEFICIAL INTEREST IN THIS CLASS D NOTE, REPRESENTS AND WARRANTS THAT IT IS EITHER (A) NOT A BENEFIT PLAN OR (B), IF THE FOREGOING IS NOT THE CASE, (I) THAT ITS PURCHASE AND HOLDING OF THIS CLASS D NOTE OR INTEREST THEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR
(II) IF THE NOTEHOLDER OR NOTE OWNER IS AN "INSURANCE COMPANY GENERAL ACCOUNT", AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION EXEMPTION ("PTE") 95-60 (ISSUED JULY 12, 1995), THERE IS NO "PLAN" WITH RESPECT TO WHICH THE AGGREGATE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD

BY OR ON BEHALF OF SUCH "PLAN" AND ALL OTHER "PLANS" MAINTAINED BY THE SAME EMPLOYER (AND AFFILIATES THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION (IN EACH CASE DETERMINED IN ACCORDANCE WITH PTE 95-60) EXCEEDS OR WILL EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (DETERMINED IN ACCORDANCE WITH PTE 95-60, EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES, PLUS ANY APPLICABLE SURPLUS) AS OF THE DATE OF THE ACQUISITION OF THIS CLASS D NOTE OR A BENEFICIAL INTEREST IN THIS CLASS D NOTE. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS D NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS D NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO RENTAL CAR FINANCE CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS D NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS D NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            Rental Car Finance Corp.

                FIXED RATE RENTAL CAR ASSET BACKED NOTES, CLASS D

Rental Car Finance Corp., a special purpose Oklahoma corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class D Note shall be due on the Series 1999-1 Termination Date, which is the February 2007 Payment Date. However, principal with respect to the Class D Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class D Note at the Class D Rate. Such interest shall be payable on each Payment Date until the principal of this Class D Note is paid or made available for payment, on the principal amount of this Class D Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class D Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance of the Series 1999-1 Notes. Interest will be computed on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class D Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class D Note shall be applied first to interest due and payable on this Class D Note as provided above and then to the unpaid principal of this Class D Note. This Class D Note does not represent an interest in, or an obligation of, the Master Servicer, or any affiliate of the Master Servicer other than the Company.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class D Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  April 29, 1999                 RENTAL CAR FINANCE CORP.



                                      By:___________________________
                                            Name: Pamela S. Peck
                                            Title: Vice President and Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class D Notes of a series issued under the within-mentioned Indenture.

                             BANKERS TRUST COMPANY,
                                   as Trustee


                                      By:_____________________
                                           Authorized Signature

                            [REVERSE OF CLASS D NOTE]


This Class D Note is one of a duly authorized issue of Class D Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class D (herein called the "Class D Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1999-1 Supplement dated as of April 29, 1999 (the "Series 1999-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1999-1 Supplement are referred to herein as the "Indenture". The Class D Notes are subject to all terms of the Indenture. All terms used in this Class D Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class D Notes are and will be equally and ratably secured by the Collateral and Master Collateral pledged as security therefor as provided in the Indenture and the Amended and Restated Master Collateral Agency Agreement.

Principal of the Class D Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class D Notes may be paid earlier, as described in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class D Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class D Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class D Note (or one or more predecessor Class D Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class D Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note (or any one or more predecessor Class D Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Trustee's principal Corporate Trust Office.

The Company shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

As provided in the Indenture, the Class D Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1999-1 Note Prepayment Premium will be payable to holders of the Class D Notes if the Company repurchases any Class D Notes when the Aggregate Principal Balance of the Class D Notes is less than or equal to $1,250,000.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Master Servicer or the Trustee on the Class D Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Master Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Master Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Master Servicer or the Trustee or of any successor or assign of the Trustee or the Master Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note, subject to Section 12.17 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class D Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class D Notes will evidence indebtedness of the Company. The Noteholders, by the acceptance of this Class D Note, agree to treat this Class D Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other nonUnited States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class D Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1999-1 Notes representing more than 50% in principal amount of the Outstanding Series 1999-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note (or any one of more predecessor Class D Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-1 Notes issued thereunder.

The term "Company" as used in this Class D Note includes any successor to the Company under the Indenture.

The Class D Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class D Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place, and rate, and in the coin or currency herein prescribed.

Interests in this Class D Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class D Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class D Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class D Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class D Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class D Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class D Note.

Interests in this Class D Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                       Exhibit E


                               FORM OF DEMAND NOTE


New York, New York
                                                                  April 29, 1999

                  FOR VALUE RECEIVED, the undersigned, DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation ("DTAG"), promises to pay to RENTAL CAR FINANCE CORP., an Oklahoma corporation ("RCFC"), on demand (the "Demand Date"),
(a) the principal sum of  ________________________________  DOLLARS ($_________)
or (b) such other amount, shown on Schedule A attached hereto (and any continuation thereof) made by RCFC, as the aggregate unpaid principal balance hereof, including the aggregate unpaid principal amount of Demand Note Advances (as defined herein) made from funds on deposit in the Series 1999-1 Collection Account from time to time.

                  1. Principal Payment Date. Any unpaid principal of this promissory note (this "Demand Note") shall be paid on the Demand Date.

                  2. Interest. DTAG also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at an interest rate of one-year LIBOR, as determined for such period in the manner set forth under the Base Indenture, dated as of December 13, 1995 between RCFC and Bankers Trust Company, as Trustee, as amended by the Amendment to Base Indenture dated as of December 23, 1997 (the "Base Indenture") as supplemented by the Series 1999-1 Supplement (the "Series 1999-1 Supplement" and together with the Base Indenture, the "Indenture") for the determination of LIBOR thereunder, plus 1.5% (the "Demand Note Rate")from the date hereof until the principal amount shall be paid in full. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth therefor in the Indenture.

                  3. Prepayments. DTAG shall repay in full the unpaid principal amount of this Demand Note upon the Demand Date hereof.
Prior thereto, DTAG

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of this Demand Note; provided, however, that

                           (i) any  such  prepayment  shall  be made  after  all
                  payments due on such Business Day under the Related Documents have been paid in full;

                           (ii) no Event of  Default  or Lease  Event of Default
                  shall have occurred and be continuing; and

                           (iii) all such voluntary prepayments shall require at
                  least three but no more than five Business Days' prior written notice to RCFC.

Each prepayment of any Demand Note made pursuant to this Section 3 shall be without premium or penalty.

                  4. Demand Note Advances. RCFC agrees to make advances ("Demand Note Advances") upon request from DTAG as borrower out of and not to exceed in any Related Month the amount of Recoveries not so allocated, as pursuant to
Section 4.7(a)(ii)(1) of the Series 1999-1 Supplement, that may be lent under this Demand Note pursuant to Sections 4.7(a)(ii)(1), 4.7(b)(ii)(1), and 4.7(c)(ii)(1) of the Series 1999-1 Supplement. Such Demand Note Advances are repayable by DTAG, with interest, on each Demand Date upon demand by RCFC or the Trustee, as assignee of RCFC. Demand Note Advances shall accrue interest on the outstanding balance thereof at the Demand Note Rate then applicable. The date, amount, interest rate and duration of the Interest Period (if applicable) of each Demand Note Advance made by RCFC to DTAG and each payment made on account of the principal thereof, shall be recorded by RCFC on its books and, prior to any transfer of this Demand Note, endorsed by RCFC on Schedule A attached hereto or any continuation thereof, provided that the failure of RCFC to make any such recordation or endorsement shall not affect the obligations of DTAG to make a payment when due of any amount owing hereunder or under any other Related Document in respect of the Demand Note Advances made by RCFC.

                  5. Subordination. (a) RCFC, as subordinated lender under this Demand Note in respect of Demand Note Advances (the "Subordinated Lender") hereby agrees that the Subordinated Lender's right under this Demand Note is expressly subordinated to all payment obligations due to the Trustee, as assignee of the Master Lease(the "Senior Lender"), under the Master Lease (the "Payment Obligations"). The Subordinated Lender hereby agrees that the payment of this Demand Note is hereby expressly subordinated, in accordance with the terms hereof, to the prior payment in full of the Payment Obligations in cash.

                  (b) Upon the maturity of any Payment Obligation (including interest thereon or fees or any other amounts owing in respect thereof), whether on the Payment Date (after any extension thereof), by acceleration or otherwise, all payments thereof and premium, if any, and interest thereon or fees or any other amounts owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash, or such payment duly provided for in cash or in a manner satisfactory to the Senior Lender, before any payment is made on account of this Demand Note. The

Subordinated Lender hereby agrees that, so long as an Event of Default or a Lease Event of Default, or event which with notice or lapse of time or both would constitute an Event of Default or a Lease Event of Default, in respect of any Payment Obligations, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts in respect of this Demand Note.

                  (c) In the event that  notwithstanding  the  provisions of the preceding Section 5(b), DTAG shall make any payment on account of this Demand Note at a time when payment is not permitted by said Section 5(b), such payment shall be held by the Subordinated Lender or its representative, in trust for the benefit of, and shall be paid forthwith over and delivered to, the Senior Lender or its representative for application to the payment of all Payment Obligations remaining unpaid to the extent necessary to pay all Payment Obligations in full in cash in accordance with the terms of the Master Lease, after giving effect to any concurrent payment or distribution to or for the Payment Obligations. Without in any way modifying the provisions hereof or affecting the subordination effected hereby if such notice is not given, DTAG shall give the Subordinated Lender prompt written notice of any payment made on the Demand Note and any Demand Date of Payment Obligations after which such Payment Obligations remain unsatisfied.

                  (d) Upon any distribution of assets of DTAG upon any dissolution, winding up, liquidation or reorganization of DTAG (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (i) the Senior Lender shall first be entitled to receive payment in full of the Payment Obligations in cash or in a manner satisfactory to the Senior Lender (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation whether or not such interest is an allowed claim in such proceeding) before the Subordinated Lender is entitled to receive any payment out of the proceeds from or distributions made under the Master Lease;

                  (ii) any payment out of the proceeds from or distributions made under the Master Lease of any kind or character, whether in cash, property or securities to which the Subordinated Lender would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee or agent, directly to the Senior Lender or its representative under the agreements pursuant to which the Payment Obligations may have been made, to the extent necessary to make payment in full of all Payment Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Lender in respect of the Payment Obligations; and

                  (iii) in the event that, notwithstanding the foregoing provisions of this Section 5(d), any payment of any kind or character, whether in cash, property or securities, shall be received by the Subordinated Lender on account of principal of this Demand Note before all Payment Obligations are paid in full in cash or in a manner satisfactory to the Senior Lender, or effective provisions made for its payment, such payment out of the proceeds from or distributions made under the Master Lease shall be received and held in trust for and shall be paid over to the Senior Lender in respect of Payment Obligations remaining unpaid or unprovided for or their representative under the agreements pursuant to which the Payment Obligations have been made, for application to the payment of such Payment Obligations until all such Payment Obligations shall have been paid in full in cash or in a manner satisfactory to the Senior Lender, after giving effect to any concurrent payment or distribution to the Senior Lender in respect of Payment Obligations.

                  Without in any way modifying the provisions hereof or affecting the subordination effected hereby if such notice is not given, DTAG shall give prompt written notice to the Subordinated Lender of any dissolution, winding up, liquidation or reorganization of DTAG (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise).

                  6. No Waiver; Amendment. No failure or delay on the part of RCFC in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by DTAG and RCFC, and (b) all consents required for such actions under the Related Documents shall have been received by the appropriate Persons.

                  7. No Negotiation. This Demand Note is not negotiable other than a pledge or assignment to the Trustee, who is hereby authorized by DTAG and RCFC to make claims for repayment of principal outstandings hereunder on behalf of RCFC.

                  8. Successors and Assigns. This Demand Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  9. Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  10. Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.


                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.



                                            By:__________________________
                                              Name:   Pamela S. Peck
                                              Title:   Treasurer



Accepted and Agreed to by:


RENTAL CAR FINANCE CORP.



By:_____________________
   Name:  Michael H. McMahon
   Title: Assistant Treasurer



                                   Schedule A

                                  PAYMENT GRID



                                                               Amount of
                                          Amount of              Demand               Outstanding            Notation
                    Principal             Principal               Note                 Principal               Made
    Date             Amount                Payment              Advance                 Balance                 By

















                                                                       EXHIBIT F



                                Form of Notice of
                       Series 1999-1 Lease Payment Losses


Bankers Trust Company, as Trustee
4 Albany Street, 10th Floor
New York, New York 10006



Ladies and Gentlemen:

This Series 1999-1 Lease  Payment  Losses Notice is delivered to you pursuant to
Section 4.18 of the Series 1999-1 Supplement dated as of April 29, 1999 to the Base Indenture dated as of December 13, 1995 (as amended or modified from to time, the "Series 1999-1 Supplement") between Rental Car Finance Corp., an Oklahoma corporation, and Bankers Trust Company, as Trustee. Terms used herein have the meanings provided in the Series 1999-1 Supplement.

The Master Servicer hereby notifies the Trustee that as of _________, 19__ there exists Series 1999-1 Lease Payment Losses in the amount of $__________.

                               DOLLAR THRIFTY AUTOMOTIVE GROUP,
                               INC.


                               By: _______________________________
                               Name: _____________________________
                               Title: ____________________________